UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.      )
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PRINCIPAL FINANCIAL GROUP, INC.

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Principal®

# Proxy Statement

## Notice of 2025 Annual Meeting

Letter to shareholders
From our Executive Chairman and our President and Chief Executive Officer
This past July, Principal® marked its 145th anniversary. That’s more than 14 decades pursuing our purpose—helping more people and businesses gain access to financial security. Around the world, nearly 20,000 employees proudly contribute to this impressive legacy every day, anticipating and meeting the evolving financial needs of 70 million customers1.
In 2024 we also announced a CEO leadership transition, which became official in January 2025. Principal has a strong track record with succession planning—over many decades and at all levels. As leaders, we are stewards of this great company, and one of the most important responsibilities we have is setting the organization up for future success.
We both feel extremely fortunate to have spent our careers at Principal, charting different and complementary paths to the role of CEO, along the way developing a deep understanding of customers’ needs and how Principal is uniquely positioned to meet them wherever they are in life. Together, over the past three years, we led a strategic review and co-architected the resulting enterprise strategy—designed to carry Principal through its next chapter.
After a transformative decade, and with the organization fully aligned behind our purpose and strategy, we’re confident this will be a smooth transition.
Playing to strengths
Principal has a long legacy of intentional transformation—evolving to go after the most attractive opportunities where we have a right to win. From our founding in 1879 through our IPO in 2001 and now today, this mindset has driven growth and value creation for all stakeholders.
Today we are a powerful, integrated provider of financial security globally. And we are well-positioned to leverage leading market positions to win within and across our businesses.
We continue to believe success is rooted in focus across three attractive growth drivers—the opportunities that best align with our market leadership, competitive advantages, and integrated portfolio. These are: the small and midsized business market, the retirement ecosystem, and global asset management. Here’s how we pursued these growth drivers in 2024:
Small and midsized business (SMB) market
We’ve long been a leader to this segment of the market, which we define as employers with less than 1,000 employees. These businesses are big when it comes to job creation, job growth, and contribution to the U.S. economy, not to mention incredibly resilient. And this market represents an estimated $90 billion opportunity for Principal, across retirement and insurance2. We have deep expertise in this segment, are uniquely built to serve its needs, and our extensive distribution network positions us strongly to access more SMBs across the U.S.
Significant achievements:
•
Today a good portion of our growth is driven by our commitment to the SMB market. Within retirement, 2024 SMB recurring deposits grew 8 percent from 2023, stronger than our total block. Within that same time frame in Benefits and Protection, group benefits premium and fees grew 7 percent, and business market life insurance premium and fees grew 16 percent.

1
As of Dec. 31, 2024.

2
Reflects the views of Principal based on industry and proprietary analysis.

Letter to shareholders
•
We have a track record of outperformance in the SMB market. Looking at our five-year compound annual growth rate, group benefits premium and fee growth is more than 2 percentage points above the industry3. Asset growth within the SMB segment of retirement outperforms the industry by more than 8 percentage points4.

•
Eighty percent of SMB customers have more than two products with Principal. And we have strong retention: Our SMB customer base has been doing business with us on average for 10 years.

•
Through organic and inorganic growth we’ve become the largest provider of employee stock ownership plans in the country5, strengthening the suite of services we offer and directly supporting our SMB customers.

The retirement ecosystem
Retirement in the U.S. represents a $110 billion annual profit pool2, and competitors generally operate as recordkeepers or asset managers. We’re combining the best of both, creating multiple pathways to unlock value through recordkeeping, asset management, retirement income, and advice for personal investing. Today we’re an at-scale retirement leader focused on expanding our offerings and building competitive advantage, with the workplace at the center of our strategy.
Recent successes include:
•
We’ve expanded our suite of target date offerings to include both personalized and passive options, addressing the evolving needs of plan sponsors and participants. Target date funds now represent the majority of our retirement plan deposits, demonstrating their critical role in helping participants achieve their long-term financial goals.

•
We continue to build out our suite of education and advisory services for individuals, recognizing their need for personal investing advice and our unique ability to help. In 2024 we migrated our entire benefit event service center to an advice model; 90 percent of our plans have adopted the service. This buildout continues to be a critical initiative for 2025 and beyond.

•
Two highlights in income solutions: We introduced our second registered index-linked annuities (RILA) product in two years, which brought full year 2024 RILA sales to $1.3 billion. Our complete pension solutions continue to be a valuable source for new business, including strength from pension risk transfers, totaling $3.1 billion in 2024.

Global asset management
There are market shifts underway within global asset management, widening the performance gap among industry players. Principal is uniquely positioned to seize these opportunities and achieve sustained, above-industry growth within this annual profit pool of  $180 billion2. Our success stems from favored access across the U.S. retirement ecosystem, a large and diverse global institutional client base, an at-scale and expanding private market platform, and long-standing international partnerships in high-growth markets.
Notable highlights include:
•
Principal currently manages $140 billion of institutional assets for more than 600 clients, with deep expertise in insurance and pension funds. Our institutional clients are located in more than 40 different countries, and one-third of them have been with us for over a decade. That’s a powerful testament to our ability to deliver results. The recent integration of our asset management operations around the world is only strengthening our capabilities with this important segment.

•
A key area of focus is on growing our private market solutions, and we’re gaining traction in next-generation real estate and credit strategies with clients globally. Our record-setting Data Center Growth & Income Fund has raised over $3.6 billion across 11 countries. Other examples include a private credit real estate investment trust (“REIT”) fund launch and the buildout of a private infrastructure debt team.

•
For the 13th consecutive year, Principal Asset ManagementSM was named a Best Place to Work in Money Management by Pensions & Investments, earning this recognition every year since the inception of the award. Recognition like this helps us benchmark progress, attract and retain top talent, and stand out in the competitive marketplace.

3
Premium and fee growth: LIMRA-CAGR 2018-2023, Benefits and Protection customers with 1,000 or less lives; industry peer margin includes Guardian, Lincoln National, MetLife, Prudential Financial, The Standard, Sun Life, Unum, Voya Financial.

4
PlanSponsor DC Recordkeeping survey (assets and participants CAGR 2018-2023) for plan asset size less than $200 million.

5
Based on number of plans, 2024 PLANSPONSOR Recordkeeping Survey, July 2024.

Letter to shareholders
Across the enterprise, investments in technology are enabling us to capitalize on opportunities for growth and meet customers’ changing needs with speed and agility. Ninety-four percent of Principal engineers are spending less time developing code. Digitized and automated functions are improving customer satisfaction in our engagement centers. Automated asset management research, portfolio modeling, and trading capabilities have delivered increased team efficiency of 10%-30%. Within dental and disability claims, increased effectiveness is delivering a return on investment of 3x to 5x. These are just a few examples of technology strengthening our ability to execute our strategy.
Translating strength into results
Healthy business fundamentals, continued growth, and positive markets generated strong earnings in 2024, and we delivered on long-term growth and financial targets. Strategic focus on higher growth markets, an integrated product portfolio, and proven distribution relationships continue to unlock value and drive growth for stakeholders.
•
Full-year non-GAAP operating earnings per diluted share, excluding significant variances of  $7.65, increased 11%, in line with our long-term guidance of 9-12%. Earnings per share growth was driven by strong top-line growth, equity market tailwinds, and active return of capital (For impacts of significant variances, see non-GAAP financial measure reconciliations in Appendix B).

•
We ended 2024 with $712 billion of total company assets under management and $1.7 trillion in assets under administration.

•
We continue to be in a strong excess and available capital position of  $1.6 billion.

These results enable us to deliver for you. We returned $1.7 billion to shareholders during the year. We remain committed to maximizing your investment in Principal.
Charting a new chapter
Principal has a compelling strategy and the right mix of businesses, capabilities, and talent, to help us grow now and well into the future. As discussed above, we’re well-positioned to win and generate additional value—seizing on immense market opportunities and leveraging the strategic intersections and competitive advantages within and across our businesses. Future success requires us to continue innovating and evolving each and every day while nurturing the culture that has made us successful for so many years. We remain intensely focused on meeting and anticipating customers’ needs, delivering unique solutions with speed and impact.
Our leadership transition has been a collaborative, gratifying process. We share a deep respect and affinity for Principal and a firm belief that with a clear strategy and the talents of committed employees around the globe, our best days lie ahead.
Thank you for your investment in Principal and your belief in our ability to build and deliver long-term value for you and all stakeholders.
Daniel J. Houston Executive Chairman Principal Financial Group®	Deanna D. Strable President and CEO Principal Financial Group®

From our Board of Directors
From our Lead Independent Director on behalf of the Board of Directors
As I look back on 2024, I’m proud of the work the Board of Directors did to represent and advocate for the best interests of Principal Financial Group shareholders. Nowhere was that more evident than in the work done to ensure a successful transition of company leadership—a key role of any board.
We had a strong succession plan in place, and we engaged in numerous, thoughtful conversations about when the time would be right for a new leader and who the best leader would be. Both the Board and Dan Houston—operating in his capacity as Chairman, President, and CEO at the time—invested a great deal of energy into choosing the new leader.
In Deanna Strable we found a leader who is committed to this company at her core. Deanna possesses deep knowledge of the opportunities available in the marketplace and the positional and capability advantages that set Principal apart. Her vast experience throughout the organization over 35 years—including working internationally, leading a business, serving as CFO, and leading strategy—gives her a unique perspective she can draw from as she ensures the company continues to deliver on its purpose, meet customers’ evolving needs, and drive additional shareholder value.
I’m confident Deanna’s vision and skillset will drive continued growth for Principal. Deanna co-architected the enterprise strategy currently delivering strong results for Principal. She will build on all that has been successful in the past and is clear on the foundational areas she believes need to improve to ensure future success.
Deanna will have great support as she pursues these goals. I’ve witnessed the talented and cohesive leadership team who surround her and help drive the strategy and success of the organization. They’re excited for Deanna to take the baton from Dan and step into this new role. Their excitement echoes that of the Board, whose full support is with Deanna.
Delivering for you
Dan and Deanna summarized the key 2024 results in their letter, and I echo their sentiment that it was a strong year. I commend them and the entire team for continually delivering on the commitments they’ve set forth, an accomplishment that requires focus and discipline—two traits that are hallmarks of this leadership team.
Included in their letter is the commitment to create long-term shareholder value. As Dan and Deanna mentioned, in 2024, Principal returned $1.7 billion of capital to shareholders, above the midpoint of our 2024 guidance. The company also increased its annual common stock dividend by 10 percent on a trailing 12-month basis, aligned with the 40 percent dividend payout ratio and underscoring our confidence in continued growth and strong performance.
I want to highlight not just these strong results, but the way they were achieved. In March 2024, Principal once again earned recognition as one of Ethisphere’s World’s Most Ethical Companies—the 13th time Principal has been included on the list. And in February 2025, Principal ranked No. 11 on JUST Capital’s 2025 list of America’s Most JUST Companies. This award recognizes Principal as the industry leader for insurance, acknowledging its commitment to addressing the issues that matter most to its workers, customers, communities, the environment, and shareholders. The company’s commitment to integrity and living its values is commendable, and these recognitions should be a source of great pride for all shareholders.

From our Board of Directors
Looking forward
Please know that the Board appreciates your investment in Principal, and we take seriously our responsibility to maximize that investment. It’s a privilege to do this work on your behalf.
We feel fortunate to have had a productive and successful relationship with Dan over the past decade. We’re grateful to continue benefiting from his leadership in his role as executive chair during this transition. And we congratulate Deanna on becoming the 16th person to lead Principal in the company’s 145-year history. We look forward to all she and her team will accomplish together. The Board and I will do all we can to support her success.
Scott M. Mills Lead Director Principal Financial Group®
Everyone at Principal is committed to helping more people and businesses make financial progress.
To learn more about how we brought our purpose to life in 2024, we invite you to visit principal.com/sustainability.

Notice of annual shareholders meeting
April 7, 2025
Meeting date and time
Tuesday, May 20, 2025 at 9:00 a.m. Central Daylight Time
Location
Virtual only at www.meetnow.global/M5JRRTH
Record date
March 26, 2025
Approximate commencement of mailing of proxy materials
April 7, 2025
	Meeting proposals	Our board’s recommendations	Page
1	Election of four directors for three-year terms	FOR EACH	7
2	Advisory approval of the compensation of our Named Executive Officers	FOR	39
3	Ratification of the appointment of Ernst & Young LLP as the company’s independent auditors for 2025	FOR	81
Shareholders will also be able to transact such other business as may properly come before the meeting.
Voting
Your vote is important! Please take a moment to vote by internet, phone, or proxy or voting instruction card as explained in the “How Do I Vote” sections of this proxy statement.

Online
Visit the website noted in the notice of internet availability of proxy materials that you received by mail, on the proxy or voting instruction card, or in the instructions in the email message that notified you of the availability of the proxy materials.
By phone Call the toll-free telephone number shown on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials.	By mail Complete, sign, and promptly return a proxy or voting instruction card in the postage paid envelope provided.

Notice of annual shareholders meeting

By Order of the Board of Directors
Natalie Lamarque
Executive Vice President, General Counsel and Secretary
Important notice regarding availability of proxy materials for the shareholders meeting to be held on May 20, 2025:
The 2025 Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at www.principal.com/annualmeeting.
This Proxy Statement contains forward-looking statements, which are based on our current assumptions and expectations. These statements are typically accompanied by the words “expect,” “may,” “could,” “believe,” “would,” “might,” “anticipates,” or similar words. The principal forward-looking statements in this Proxy Statement include our financial goals; our sustainability goals, commitments, and programs; and our business plans, initiatives; and objectives. Although we believe there is a reasonable basis for these forward-looking statements, our actual results could be significantly different. The most important factors that could cause our actual results to differ from our forward-looking statements are set forth in our description of risk factors included in our Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.

2025 proxy statement	1

Proxy summary
Voting proposals overview
Proposals
1	Election of directors (Page 7)
Our Board of Directors believes that you should vote FOR each of the listed director nominees because they have the appropriate skills and experience to oversee the direction of our Company at this time.

2	Executive compensation (“Say-on-pay”) (Page 39)
Our Board of Directors believes that you should vote FOR the approval of compensation of our Named Executive Officers because it appropriately incentivizes them to grow our business and return value to shareholders.

3	Ratification of the Company’s independent auditors for 2025 (Page 81)
Our Board of Directors believes that you should vote FOR the approval of Ernst & Young because they offer a wide range of audit services at reasonable cost, and we have a strong working relationship with them.

Corporate snapshot—delivering on our promises
The 2025 Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at
www.principal.com/annualmeeting.

1
See Non-GAAP financial measure reconciliations in Appendix B.

2
This is a non-GAAP measure and excludes significant variances. See reconciliation in Appendix B.

3
Non-GAAP return on equity, excluding cumulative change in fair value of funds withheld embedded derivative and accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment. Excludes impacts from 2024 actuarial assumption review.

4
Based on non-GAAP net income attributable to PFG, excluding income or loss from exited business. Excludes impacts from the 2024 actuarial assumption review.

2	2025 proxy statement

Proxy summary
Financial performance highlights
2025 proxy statement	3

Proxy summary
Industry recognition
Category	Highlights
Overall
•
Named one of America’s Most Just Companies by JUST Capital, ranking #11 on the 2025 JUST 100 List.

•
Ranked 379th on the Forbes Global 2000 list, which recognizes the world’s biggest and most powerful companies, as measured by a composite ranking for sales, profits, assets, and market value. (June 2024)

•
Named one of the 2025 World’s Most Ethical Companies® by Ethisphere. (March 2025)

Retirement and income solutions
•
No. 3 401(k) provider based on number of participants. 2024 PLANSPONSOR Recordkeeping Survey (July 2024)

•
No. 1 defined benefit plan service provider based on number of plans. 2024 PLANSPONSOR Defined Benefit Administration Survey (July 2024)

•
No. 1 ESOP service provider based on number of plans. 2024 PLANSPONSOR Defined Contribution Plan Recordkeeping Survey (July 2024)

•
No. 5 Pension Risk Transfer sales based on assets. LIMRA U.S. Group Annuity Risk Transfer Survey (Q4 2024)

Asset management	• Top 10 Global real estate manager. Pension & Investments (2024) • No. 1 Brazil voluntary pension. FenaPrevi (May 2024) • No. 2 Chile voluntary pension based on AUM. CMF (September 2024)
Benefits and protection
•
No.1 Non-Qualified deferred compensation provider based on number of plans. 2024 PLANSPONSOR Defined Contribution Plan Recordkeeping Survey (July 2024)

•
No. 1 Disability buyout. LIMRA’s Third Quarter 2024 Individual Disability Income Insurance Sales (November 2024)

•
No. 4 Group dental based on employer groups. LIMRA’s Third Quarter 2024 Dental and Vision Plans Survey (November 2024)

Workplace excellence
•
Named a Best Place to Work in Money Management by Pensions & Investments for the 13th consecutive year. (December 2024)

•
Named one of the 2024 Best Places to Work for Disability Inclusion after earning 100 out of 100 on the Diversity:IN Disability Equality Index for our disability inclusion efforts. (July 2024)

•
Recognized as a 2025 Military Friendly Employer—Silver ranking by Military Friendly. (November 2024)

Sustainability management	• Included in Sustainalytics’ 2025 ESG Top-Rated Companies List. (January 2025)
4	2025 proxy statement

Proxy summary
Director nominees overview
		Director since		Other current public company boards	Committee membership
Name and primary occupation, age	Class		Independence		AC	EC	FC	HRC	NGC
Blair C. Pickerell, 68 Independent Director, Principal Financial Group	III	2015		Dah Sing Banking Group Limited; First Pacific Company Limited			●	●
Clare S. Richer, 66 Independent Director, Principal Financial Group	III	2020		Bain Capital Specialty Finance Inc.		●	■	●
H. Elizabeth Mitchell, 63 Independent Director, Principal Financial Group	III	2022		Selective Insurance Group; Enact Holdings, Inc.	●				●
Deanna D. Strable-Soethout, 56 President and Chief Executive Officer, Principal Financial Group	III	2025		Elevance Health, Inc.		●
■	Committee chair
●	Committee member
Independent
Compensation highlights
2024 compensation outcomes

2024 CEO compensation
•
In March 2024, Mr. Houston’s base salary increased from $1,050,000 to $1,100,000.

•
Annual incentive target remained at 375% of his eligible earnings.

•
The grant date fair value of his long-term incentive award was $10,175,000.

•
Principal Financial Group Incentive Pay Plan (PrinPay Plan) payout for 2024 was $3,836,827.

Based on the Company’s 2024 annual performance achievements, many of which are outlined above, our 2024 PrinPay score in the annual incentive program was earned at 94% of target. Individual modifiers for our Named Executive Officers ranged between 95% and 110% of the PrinPay score.

Based on the Company’s two-year average non-GAAP return on equity (“ROE”) and two-year average non-GAAP book value per share performance, the 2022-2024 Performance Based RSUs (“PSUs”) vested on December 31, 2024, and 88% of the target number of shares were paid out in February 2025, according to the established performance scale, and approved by the Human Resources Committee.

2025 proxy statement	5

Proxy summary
Historic say-on-pay votes
In 2024, the Company’s shareholders voted to approve the compensation program for our Named Executive Officers with approximately 96% of the shares voting in support of the program. The Company considered the strong shareholder support of the compensation program to be approval of the Company’s compensation philosophy, which has not changed since that vote.
6	2025 proxy statement

Proposal one—election of directors
Process for identifying and evaluating director candidates and director evaluation
1. Board skills and attributes assessment

The Nominating and Governance Committee is responsible for recommending Director candidates to the Board of Directors (the “Board”) for election at each Annual Meeting. The Nominating and Governance Committee regularly assesses the expertise, skills, backgrounds, competencies, and other characteristics of Directors and candidates for Board vacancies considering the current Board composition and the Company’s existing strategic initiatives, risk factors, and other relevant circumstances.

The Committee also assesses current Directors’ and candidates’ personal and professional ethics, integrity, values, independence, and ability to contribute to the Board, including current employment responsibilities. In addition to personal attributes, our Board values experience as a current or former senior executive in financial services, in international business, and with financial management or accounting responsibilities. Other competencies valued by the Board include strategic and results orientation, comprehensive decision-making, risk-management skills, and an understanding of current technology issues. These assessments provide direction for searches for Board candidates and in the evaluation of our current Directors.

2. Performance evaluation

The Committee reviews the performance of each Director whose term is expiring as part of determining of whether to recommend the Director for reelection to the Board. As part of this process, the Committee receives input from the other Directors, and to the extent engaged, an independent consultant. The Nominating and Governance Committee evaluates Director performance and capabilities against desired characteristics and relevant considerations, including those noted above.

3. Feedback provided

Following the Nominating and Governance Committee’s discussion, the independent consultant, if one is used, or the Committee Chair provides feedback to the Directors who were evaluated. The Board annually conducts a self-evaluation regarding its effectiveness, and the Audit, Finance, Human Resources, and Nominating and Governance Committees also annually evaluate their respective performance.

As a result of this process, all board members have the following:
Personal character that supports the Company’s core value of integrity;
Training or experience that is useful to us in light of our strategy, initiatives, and risk factors; and
A demonstrated willingness and ability to prepare for, attend, and participate effectively in board and committee meetings.
2025 proxy statement	7

Proposal one—election of directors
Skills and experience of our independent directors
The following chart shows areas central to the Company’s strategy, initiatives, and operations for which independent Directors have specific training and executive level experience that assist them in their Board responsibilities.
	Auerbach	Beams	Carter-Miller	Hochschild	Mills	Mitchell	Muruzabal	Nordin	Pickerell	Richer	Rivera
Senior Executive Experience	●	●	●	●	●	●	●	●	●	●	●
Accounting & Finance		●	●	●	●	●	●	●	●	●	●
Asset & Investment Management		●		●	●		●	●	●	●
Consumer (Retail)	●	●	●	●					●		●
Executive Compensation	●	●	●	●	●	●	●	●	●	●	●
Financial Services	●	●	●	●		●		●	●	●
Human Resources/Talent Management	●	●	●	●	●	●	●	●	●	●	●
International	●	●	●			●	●	●	●		●
Marketing	●	●	●	●	●		●	●	●		●
Mergers & Acquisitions	●	●	●	●		●	●		●	●
Product Development	●	●	●	●	●		●	●	●	●
Risk Management	●	●	●	●		●		●	●	●
Strategic Planning	●	●	●	●	●	●	●	●	●	●	●
Sustainability/ESG	●	●	●	●		●	●				●
Technology	●	●	●	●	●	●	●			●
Cybersecurity		●			●	●	●
8	2025 proxy statement

Proposal one—election of directors
Board inclusion
As reflected in our board composition, our Board is overseen by Directors with diverse industry skills and experience. Our Board believes board inclusion is an integral part of effective corporate governance that enables competitive advantage; robust understanding of customers, opportunities, issues and risks; inclusion of different concepts, ideas and relationships; enhanced decision-making dialogue; and heightened capacity for oversight of our Company.
In addition to other considerations, including industry skills and experience, the Nominating and Governance Committee reviews Board inclusion in terms of a range of backgrounds, objectivity, and perspectives on the Board when recruiting new Directors.
Board refreshment
Our Board’s effectiveness benefits from a thoughtful board refreshment. Since 2019, the Board has appointed six new independent Directors, half of whom are female Directors. The following reflects the tenure of our independent directors:
As reflected below, 50% of our independent Directors were appointed within the last six years, and the average tenure of our independent Directors as of April 7, 2025, is approximately eight years.
2025 proxy statement	9

Proposal one—election of directors
Nominees for class III directors with terms expiring in 2025
Our Board has three classes of Directors, each having a three-year term. Each Director nominee is currently a member of our Board. The Board has nominated Blair C. Pickerell, Clare S. Richer, H. Elizabeth Mitchell, and Deanna D. Strable-Soethout to stand for election for three-year terms that expire in 2028. We expect that all the nominees will be able and willing to serve if elected. However, if, prior to the 2025 Annual Shareholders Meeting (the “2025 Annual Meeting”), any nominee should become unable or unwilling to serve, proxies may be voted at the 2025 Annual Meeting for another candidate nominated as a substitute by the Board, or the Board may reduce the number of Directors that constitute the Board.
Recommendation The Board of Directors recommends that shareholders vote “For” all the nominees for election at the 2025 Annual Meeting.
Blair C. Pickerell

Age: 68
Director since: 2015
Other public company boards:
Current: Dah Sing Banking Group Limited (Chair of the Risk Management and Compliance Committee and a member of the Audit Committee); First Pacific Company Limited (Finance and Corporate Governance Committees)
Committees:
Finance and Human Resources
Education:
Bachelor’s and master’s degrees from Stanford University and an M.B.A. from Harvard Business School

Career highlights
Mr. Pickerell was Head of Asia of Nikko Asset Management from 2010 to 2014 and served as its Chairman, Asia from 2014 to 2015. From 2007 to 2010, he was CEO, Asia, at Morgan Stanley Investment Management.
Mr. Pickerell has also served as Chief Executive, Asia-Pacific, of HSBC Asset Management, as Chairman of Jardine Fleming Funds, and as Managing Director of Jardin Pacific, Ltd. His current international service includes memberships on the Supervisory Committee for the Tracker Fund of Hong Kong and the International Advisory Council of the Faculty of Business and Economics at the University of Hong Kong.
Key skills and qualifications
Mr. Pickerell brings to the Board executive leadership experience and extensive experience in the asset management and financial services industries, particularly in the Asia Pacific Region. This includes his having served as the chief executive for Asia-Pacific for a number of investment management firms and having sat on global management committees of several major investment management firms. He has also had exposure to numerous non-financial industries from his time as Managing Director of a large Asian conglomerate. He also brings to the Board executive-level experience in executive compensation, international, marketing, and accounting and finance.

10	2025 proxy statement

Proposal one—election of directors
Clare S. Richer

Age: 66
Director since: 2020
Other public company boards:
Bain Capital Specialty Finance Inc. (member of the Audit, Compensation, and Nominating/Governance Committees)
Committees:
Finance (Chair), Human Resources and Executive
Education:
B.B.A. from University of Notre Dame

Career highlights
Ms. Richer was Chief Financial Officer of Putnam Investments, a global asset management firm (now part of Franklin Templeton), from 2008 to 2017. Prior to joining Putnam, Ms. Richer held several roles at Fidelity Investments from 1983 to 2008.
Ms. Richer is a member of the Board of Directors of State Street Global Advisors SPDR ETF Funds. She is also a Trustee of the University of Notre Dame, serving as a member of the Compensation, Investment Finance, and Executive Committees. She served on the Board of Directors of the Alzheimer’s Association, MA/NH chapter.
Key skills and qualifications
Ms. Richer brings to the Board extensive executive leadership experience, including through her service as a chief financial officer of a global asset management firm. She also brings to the Board executive-level experience in accounting and finance, product development, risk management, strategic planning, and technology.

2025 proxy statement	11

Proposal one—election of directors
H. Elizabeth Mitchell

Age: 63
Director since: 2022
Other public company boards:
Current: Selective Insurance Group (Chair of the Audit Committee) and Enact Holdings, Inc. (Member of the Audit Committee)
Within Last Five Years: StanCorp Financial Corp.
Committees:
Audit and Nominating and Governance
Education:
Bachelor’s degree from the College of the Holy Cross and CERT Certificate in Cyber Security Oversight from Carnegie Mellon University

Career highlights
Ms. Mitchell was Chief Executive Officer of Renaissance U.S. Inc., and its predecessor Platinum Underwriters Reinsurance Inc., from 2007, and the company’s President from 2005 until her retirement in 2016. Prior to those roles, she served in various executive leadership roles at the company and at other firms, including serving as an Advisor to Hudson Structured Capital Management from 2018 to 2024. Ms. Mitchell served as the non-executive Chair of Weston Insurance Company from 2020 until 2022.
Ms. Mitchell is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries. She is also a National Association of Corporate Directors (NACD) Certified Director.
Key skills and qualifications
Ms. Mitchell brings to the Board executive leadership experience through her service as a chief executive officer of a global provider of reinsurance and insurance. She also brings to the Board executive-level experience in asset management, financial services, accounting and finance, strategic planning, sustainability/ESG, and technology.

12	2025 proxy statement

Proposal one—election of directors
Deanna D. Strable-Soethout

Age: 56
Director since: 2025
Other public company boards:
Elevance Health, Inc. (Member of the Audit and Governance Committees)
Committees:
Executive
Education:
Bachelor of Science degree from Northwestern University in Evanston, Illinois, Fellow of the Society of Actuaries and a member of the American Academy of Actuaries

Career highlights
Ms. Strable-Soethout is President and Chief Executive Officer of the Company, and its wholly owned subsidiary, Principal Life Insurance Company. She served as President and Chief Operating Officer from August 2024 to January 2025; and served as Chief Financial Officer from 2017 to August 2024.
Ms. Strable-Soethout joined the Company in 1990 and has served in various executive leadership roles, including serving as Executive Vice President and Chief Financial Officer as well as President of the Benefits and Protection division.
Ms. Strable-Soethout is a member of the Board of Directors of Simpson College. She previously served on the United Way Worldwide Board of Trustees after holding various positions for the United Way of Central Iowa. She also served as chair of the Board of Directors for LIMRA LOMA Global (LL Global, Inc.).
Key skills and qualifications
Ms. Strable-Soethout is our current President and CEO and she brings to the Board extensive and proven executive leadership and operational expertise as well as deep financial and accounting skills, through her experience in advancing strategy, financial results and operations for a global financial services company, including extensive contributions to enable Company growth and creation of value for the Company’s customers, shareholders and employees.

2025 proxy statement	13

Proposal one—election of directors
Continuing Class I directors with terms expiring in 2026
Jonathan S. Auerbach
Age: 62 Director since: 2019 Other public company boards: None Committees: Finance and Human Resources Education: Bachelor’s degree from Dartmouth College, and a B.A. and M.A. from Oxford University
Career highlights
Mr. Auerbach was Executive Vice President, Chief Strategy, Growth and Data Officer of PayPal Holdings, Inc., a financial technology company, from 2015 until 2023. He led PayPal’s global strategy, acquisitions, partnerships, advanced analytics and data science, growth marketing, and corporate affairs teams.
Mr. Auerbach also served as a strategic advisor to PayPal’s operations in China and was responsible for the company’s Blockchain, Crypto and Digital Currencies business unit and chaired PayPal’s Operating Group. Prior to joining PayPal, Mr. Auerbach was Chief Executive Officer of SingTel’s Group Digital Life from 2013-2014 and spent over 26 years with McKinsey & Company, serving in a variety of executive roles in Asia and North America, including leading the Asian Telecommunications, Media and Technology Practice, the Singapore Office, and Southeast Asia Region, and the North American High-Tech Practice.
Mr. Auerbach serves on the Board of Directors of the National Committee on U.S.-China Relations and is a member of the Council of Foreign Relations.
Key skills and qualifications
Mr. Auerbach brings to the Board executive leadership experience through his service as an executive vice president of a financial technology company, as well as executive-level experience in international operations, financial services, marketing, product development, risk management, strategic planning, sustainability/ESG, and technology.

14	2025 proxy statement

Proposal one—election of directors
Mary E. “Maliz” Beams

Age: 69
Director since: 2021
Other public company boards:
Current: None
Within Last Five Years: BrightSphere Investment Group, Inc. (Audit and Compensation Committees)
Committees:
Audit and Finance
Education:
Bachelor’s degree in English from Boston College, a Certificate of Special Studies in Strategic Planning from Harvard University, and an M.B.A. in Marketing and Finance from Columbia University

Career highlights
Since December 2022, Ms. Beams has been the Chief Executive Officer of the Long-Term Stock Exchange, a national securities exchange registered with the SEC. She previously served as the Chief Executive Officer of Retirement Solutions at Voya Financial Inc. from 2011 until 2015.
Prior to joining Voya, Ms. Beams served in various executive leadership roles, including serving as President and Chief Executive Officer of TIAA-CREF Individual & Institutional Services, LLC from 2004 to 2010, Senior Managing Director of Fleet Investment Advisors, Inc. from 1993 to 1997, Senior Vice President of Retail Banking of Citibank from 1984 to 1988, and Director of the Consumer Card Group of American Express Company from 1988 to 1993.
Ms. Beams currently serves as Chair of the Long-Term Stock Exchange Group Board, was a former member of the Global Advisory Board of Salesforce, and was a former Counselor of the Department of State.
Key skills and qualifications
Ms. Beams brings to the Board executive experience, including through her service as a chief executive officer of a retirement services solutions business unit of a health, wealth and investment management public company. She also brings to the Board executive-level experience in financial services, asset and investment management, accounting, international operations, products development, risk management, strategic planning, sustainability/ESG and technology.

2025 proxy statement	15

Proposal one—election of directors
Jocelyn Carter-Miller

Age: 67
Director since: 1999
(Principal Life Insurance Company), 2001 (the Company)
Other public company boards:
Current: Arlo Technologies, Inc. (Audit Committee, Chair of Compensation Committee); The Interpublic Group of Companies, Inc. (Audit and Executive Committees, Corporate Governance and Social Responsibility Chair); Backblaze, Inc. (Compensation Committee Chair, Audit Committee member, and Nomination and Governance Committee member).
Within Last Five Years: Netgear, Inc. (Audit and Compensation Committees)
Committees:
Human Resources (Chair), Nominating and Governance and Executive
Education:
Bachelor’s degree in accounting from the University of Illinois and an M.B.A. in Finance and Marketing from the University of Chicago. She also has passed the certified public accountant examination.

Career highlights
Since 2005, Ms. Carter-Miller has been President of TechEd Ventures, a consulting and management firm that develops and markets high-performance educational and personal empowerment programming. From 2002 until 2004, she served as Executive Vice President and Chief Marketing Officer of Office Depot, Inc. and was responsible for the company’s marketing for its 846 superstores, contract, catalog, and e-commerce businesses in the United States and Canada, and operations in 15 other countries.
Before joining Office Depot, Ms. Carter-Miller was Corporate Vice President and Chief Marketing Officer of Motorola, Inc. with overall responsibility for marketing across the company’s $30 billion revenue base and diverse businesses. She also had general management responsibility for Motorola’s network operations in Latin America, Europe, the Middle East and Africa. Prior to joining Motorola, she was Vice President of Marketing and Product Development at Mattel, Inc.
Ms. Carter-Miller serves on the Board of Directors of nonprofit organizations, including The National Association of Corporate Directors. She was a former President of the League of Women Voters of Broward County.
Ms. Carter-Miller is an NACD Directorship 100 recipient and has been recognized as a Savoy Most Influential Black Corporate Directors and a Director & Boards Director to Watch.
Key skills and qualifications
Given her tenure on our Board, in addition to strong institutional perspective that has effectively contributed to Principal’s evolution to a large global financial services company, Ms. Carter-Miller brings to the Board a wealth of executive leadership experience, as well as experience in marketing, brand management, and international operations, including through her service as executive vice president of a publicly traded company that provides products, supplies, and technology solutions. She also brings to the Board executive-level experience in accounting and finance, executive compensation, human resources and talent management, leadership development and training, risk management, product development, strategic planning, sustainability/ESG, and technology.

16	2025 proxy statement

Proposal one—election of directors
Scott M. Mills

Age: 56
Director since: 2016
Lead Director since 2020
Other public company boards:
None
Committees:
Audit, Nominating and Governance and Executive
Education:
Bachelor’s degree in economics from the Wharton School of the University of Pennsylvania

Career highlights
Mr. Mills has been President and Chief Executive Officer of BET Media Group, an American entertainment company, since 2021. Prior to that role, he served as President of BET Networks from 2018 through 2021. From 2015 through 2017, Mr. Mills served as Executive Vice President and Chief Administrative Officer of Viacom, Inc., a former multinational mass media conglomerate. He served as Executive Vice President of Human Resources and Administration of Viacom from 2012 to 2015.
Mr. Mills previously served as President and Chief Operating Officer, Chief Financial Officer and President of Digital Media of Viacom’s BET Networks unit. Prior to joining BET, he worked in investment banking and served as Deputy Treasurer for the City of Philadelphia.
Key skills and qualifications
Mr. Mills brings to the Board executive leadership experience and investment management experience through his service as a chief executive officer of an entertainment company and his prior work in asset and investment management. He also brings to the Board executive-level experience in accounting and finance, executive compensation, human resources and talent management, marketing, product development, strategic planning, and technology.

2025 proxy statement	17

Proposal one—election of directors
Claudio N. Muruzabal

Age: 64
Director since: 2021
Other public company boards:
None
Committees:
Human Resources and Nominating and Governance
Education:
Bachelor’s degree from the Catholic University of Argentina with double major in Business Administration and Accounting, and Global Executive M.B.A. from The Fuqua School of Business at Duke University

Career highlights
Mr. Muruzabal has served as the Chief Business Officer, CS of SAP, a global software company, since February 1, 2024 and Interim Business Suite Leader of SAP since January 1, 2025. He joined SAP in 2015, serving as President, Latin America and Caribbean from 2015 until 2020, President of SAP EMEA South and Chairman of SAP Latin America & Caribbean from 2020 until 2022, and President of SAP Cloud Success Services from 2022 until January 2024.
Prior to joining SAP, he served as Chief Executive Officer of NEORIS for 10 years, transforming the Latin American start-up company into a global management and information technology consulting business. Mr. Muruzabal also previously served as Vice President of Teradata Corporation in Latin America and the Caribbean and worked at NCR Corporation for over 20 years, where he held various senior executive positions.
Mr. Muruzabal has been recognized consecutively from 2016 to 2023 with the HITEC 50 Award, as one of the top 50 most influential and notable Hispanic Professionals in the information technology industry. In 2019, he was recognized by the Council of the Americas organization with the “Technology Leader of the Year” Bravo Award.
Key skills and qualifications
Mr. Muruzabal brings to the Board executive leadership experience and technology and international operations experience, including through his service as president and chairman of various business units of a publicly traded multinational software company. He also brings to the Board executive-level experience in accounting and finance, marketing, product development, strategic planning, and sustainability/ESG.

18	2025 proxy statement

Proposal one—election of directors
Continuing class II directors with terms expiring in 2027
Roger C. Hochschild

Age: 60
Director since: 2015
Other public company directorships:
Current: None
Within Last Five Years:
Discover Financial Services
Committees:
Human Resources and Nominating and Governance (Chair)
Education:
Bachelor’s degree in economics from Georgetown University and an M.B.A. from the Amos Tuck School at Dartmouth College

Career highlights
Mr. Hochschild retired from Discover Financial Services, a digital banking and payment services company, at the end of 2023 after serving as President and Chief Operating Officer from 2004 to 2018 and then President and Chief Executive Officer from 2018 to August 2023. He was Executive Vice President, Chief Administrative and Strategic Officer for Morgan Stanley from 2001 to 2004, and was Executive Vice President, Chief Marketing Officer—Discover from 1998 to 2001, when Discover was a part of Morgan Stanley.
Mr. Hochschild has served as a Director of InterPayments since 2024 and has been a Director of Chicago Public Media since 2016.
Key skills and qualifications
Mr. Hochschild brings to the Board executive leadership experience through his service as president and chief executive officer of a large publicly traded digital banking and payment services company, as well as executive-level experience in financial services, accounting and finance, asset and investment management, retail consumer services, and technology.

2025 proxy statement	19

Proposal one—election of directors
Daniel J. Houston

Age: 63
Director since: 2014
Other public company boards:
ADT Inc. (Compensation Committee Chair, Nominating and Corporate Governance Committee member);
Arch Capital Group Ltd. (Compensation and Human Capital Committee member, Nominating and Governance Committee member)
Committees:
Executive (Chair)
Education:
Bachelor of Science degree from Iowa State University

Career highlights
Mr. Houston is Executive Chairman of the Company, and its wholly owned subsidiary, Principal Life Insurance Company. He served as Chairman and Chief Executive Officer from August 2024 to January 2025; Chairman, President and Chief Executive Officer from May 2016 to August 2024; President and Chief Executive Officer from August 2015 to May 2016; and President and Chief Operating Officer from 2014 to 2015.
Mr. Houston joined the Company in 1984 and has served in various executive leadership roles, including serving as President, Retirement, Insurance and Financial Services of the Company and Principal Life Insurance Company.
Mr. Houston is past Chairman of the Board of Directors of the American Council of Life Insurers and also serves on the Board of Directors of the Iowa Business Council, Greater Des Moines Partnership, Iowa State University Business School Dean’s Advisory Council, Partnership for a Healthier America, and Community Foundation of Greater Des Moines.
Key skills and qualifications
Mr. Houston brings to the Board extensive executive leadership and operational expertise, global awareness, and deep talent leadership skills through his experience of leading a large global financial services public company, including leading the Company’s transformation to a global investment management leader.

20	2025 proxy statement

Proposal one—election of directors
Diane C. Nordin
Age: 66 Director since: 2017 Other public company boards: None Committees: Audit (Chair) and Finance Education: Bachelor’s degree from Wheaton College (MA) and is a Chartered Financial Analyst
Career highlights
Ms. Nordin was a partner of Wellington Management Company, LLP, a private asset management company, from 1995 to 2011. She joined Wellington in 1991. Throughout her tenure at Wellington, she served in various executive roles and had responsibilities that included product management and client relationship management. She oversaw Wellington’s Fixed Income group, where she was responsible for approximately 20 investment approaches and 130 investors globally. Ms. Nordin served as Vice Chair of the Compensation Committee and Audit Chair of the Wellington Management Trust Company, in addition to other committee service throughout her tenure. Prior to joining Wellington, she worked at Fidelity Investments and Putnam Advisory. Ms. Nordin joined the Board of Directors of Wellington Trust Company in December 2023, and she is a Trustee of the Wellington Management Foundation Board of Trustees.
Since 2016, Ms. Nordin has been a director of Antares Capital, an alternative asset manager and financing provider for private equity-backed borrowers, where she is Chair of the Compensation Committee. She has been an Emeritus Trustee of Wheaton College since 2010, where she chaired the Investment Committee and served on the Audit Committee. In 2022, Ms. Nordin was appointed as Trustee of Financial Analysts Foundation and was elected a Trustee of Financial Accounting Foundation board, an independent private organization responsible for the oversight, administration, and finances of FASB and GASB, serving on the Appointments and Oversight Committees. From 2016 until 2022, she served as a governor of the CFA Institute, where she was the Chair of the Board of Governors, as well as the Chair of Audit, Risk, and Nominations Committees. She also served as a member of CFA’s Risk, Executive, and People and Culture Committees and Chair of the Governance Committee.
Ms. Nordin serves on the New York State Common Fund Investment Advisory Committee in a pro bono capacity. She previously served as a Board member, Executive and Compensation Committee member, and Investment Committee Chair of the Appalachian Mountain Club, the oldest conservation organization in the United States.
Key skills and qualifications
Ms. Nordin brings to the Board executive leadership experience, including through her service as a partner of an asset management firm, as well as executive-level experience in financial services, accounting and finance, international operations, marketing, product development, risk management, and strategic planning.

2025 proxy statement	21

Proposal one—election of directors
Alfredo Rivera

Age: 63
Director since: 2020
Other public company boards:
None
Committees:
Audit and Finance
Education:
Bachelor’s degree and M.B.A. from the University of Southern Mississippi and completed the Advanced Management Program at Harvard Business School

Career highlights
Mr. Rivera is the retired President of the North America Operating Unit of The Coca-Cola Company, a global total beverage company. Mr. Rivera served in this role from 2020 until December 2022 and served as a Senior Advisor until his retirement in March 2023.
He helped lead The Coca-Cola Company’s transformation to emerge stronger as a total beverage company, enabled by a globally networked organization. Mr. Rivera joined The Coca-Cola Company in 1997 and served in various executive leadership roles, including serving as President, Latin America from 2016 to 2020 and President, Latin Center Business Unit from 2013 to 2016. Mr. Rivera was a director of the Coca-Cola Hellenic Bottling Company from 2018 to 2021.
Key skills and qualifications:
Mr. Rivera brings to the Board executive leadership experience through his service in executive leadership roles in large global operations of a public company, as well as executive-level experience in accounting and finance, retail consumer, executive compensation, human resources and talent management, marketing, strategic planning, and sustainability/ESG.

22	2025 proxy statement

Corporate governance
We believe that good corporate governance promotes the long-term interests of our shareholders. The Board and management regularly review best practices for corporate governance and modify our policies and practices as warranted. Our current best practices include:

•
Super-majority of independent Directors (11 out of 13);

•
Proxy access for shareholders owning 3% or more of the Company’s common stock for a minimum of three years;

•
All key committees (i.e., Audit, Finance, Human Resources, and Nominating and Governance Committees) are composed entirely of independent Directors;

•
Strong independent Lead Director;

•
Director resignation policy if the support of a majority vote of shareholders is not achieved;

•
Policy regarding Directors’ service on other public company boards;

•
Board and committee self-assessments conducted annually;

•
Director evaluations conducted no less frequently than in connection with Director nomination process;

•
Robust stock ownership guidelines for Directors;

•
•
Robust shareholder engagement program to obtain valuable feedback on our compensation and governance programs;

•
Annual review of CEO succession plan by the independent Directors with and without the CEO present;

•
Annual Board review of senior management long-term and emergency succession plans;

•
Multiple executive sessions involving solely independent Directors at each regularly scheduled Board meeting; and

•
Robust policies and procedures concerning the identification of and monitoring for conflicts of interest across the organization.

Board leadership structure
The Board exercises flexibility in establishing a leadership structure that works best for the Company at any given time. Having the flexibility to select the structure that best serves the Company’s business is critical and is in the long-term interest of our shareholders.
Effective January 7, 2025, Mr. Houston retired from his role as CEO and continued as Executive Chairman, and Ms. Strable-Soethout assumed the role of CEO. The Board believes that its current leadership structure, in which Mr. Houston serves as the Executive Chairman and Ms. Strable-Soethout serves as the CEO is appropriate at this time to support an effective CEO transition where Ms. Strable-Soethout focuses on managing and executing the Company’s strategy while Mr. Houston assists with the CEO transition and focuses on Board governance. Also, having an independent Lead Director and the structure in which Board committees are led by independent directors strikes the appropriate balance between effective Company leadership and strong oversight and safeguards by independent Directors. The Board will continue to review the effectiveness of this shared leadership and decide the appropriate structure based on factors such as the tenure and experience of the CEO and the broader economic and operating environment of the Company. Scott M. Mills, the current independent Lead Director, was appointed by the independent Directors and assumed that role in 2020.
2025 proxy statement	23

Corporate governance
The Lead Director and the Chairman jointly determine the Board’s agenda for each regular quarterly meeting, with input from the other independent Directors. The Lead Director and Chairman share the duties of presiding at each Board meeting. The Chairman presides when the Board is meeting as a full Board. The Lead Director presides when the Chairman is not present, plans and leads Executive Sessions of independent Directors and provides input to the CEO based on those discussions, leads the Board’s annual self-evaluation, calls special Board meetings if the Chairman is unable to act, and leads the Board’s CEO succession planning discussions. Executive Sessions generally occur at the start and end of each regularly scheduled Board meeting and were held in conjunction with each regularly scheduled Board meeting during 2024.
Daniel J. Houston Executive Chairman	Scott M. Mills Independent lead director
Role of the board in strategic planning
As part of its oversight responsibilities, our Board takes an active role in management’s process of formulating and reviewing our long-term corporate strategy. The Board frequently engages management at regularly scheduled Board meetings in which strategic initiatives are discussed. In addition, each year during the fall, senior management has an extensive two-day strategy session with the Board during which in-depth strategic reviews are conducted. In these engagements, the Board offers its independent judgment and experience in informing the strategic direction of our business priorities that are aimed at delivering long-term success for the Company.
24	2025 proxy statement

Corporate governance
Role of the board in risk oversight
Board of directors

Risk management is an essential component of our culture and business model. Our Board recognizes that effective risk oversight is in the best interests of the Company and our shareholders. The Company’s Enterprise Risk Management program includes a Chief Risk Officer whose team operates independently from the business units. The program also includes an Enterprise Risk Management Committee, composed of members from the executive management team that provides enterprise-wide oversight for material risks. While management is responsible for the day-to-day risk management functions, our Board oversees management’s responsibilities of monitoring and providing appropriate risk mitigation strategies and how the Company addresses specific risks that the Company faces, including finance risk; product and pricing risk; operational and business risk; and strategic risk.

The Board oversees our risk management both directly and indirectly through its standing committees as described below.
Committees

Audit
•
Oversees risk and mitigation related to accounting, financial controls, legal, regulatory, ethics, compliance, operations, and general business activities; and

•
Oversees the framework and policies related to enterprise risk management.

Finance
•
Oversees risk and mitigation related to liquidity, credit, market, product, and pricing activities;

•
Oversees capital management, capital structure and financing, investment policy, tax planning, and key risks associated with significant financial transactions; and

•
Provides guidance to the Human Resources Committee on the appropriateness of Company financial goals used in annual and long-term employee incentive compensation arrangements.

Human resources
•
Oversees risk and mitigation related to the design and operation of employee compensation arrangements to confirm they are consistent with business plans and are appropriately designed to limit or mitigate risk;

•
Reviews annually an analysis of the Company’s incentive compensation plans to ensure they are designed to create and maintain shareholder value, provide rewards based on the long-term performance of the Company, and do not encourage excessive risk; and

•
Oversees succession planning and development for senior management.

Nominating and governance
•
Oversees risk and mitigation related to the Company’s environmental, sustainability, and corporate social responsibilities, as well as the Company’s political contribution activities; and

•
Monitors whether the Board and its committees have the collective skills and experience necessary to monitor the risks facing the Company.

2025 proxy statement	25

Corporate governance
Board oversight of cybersecurity risk
The Board’s role in our risk management includes its oversight of risks related to cybersecurity threats. The full Board receives at least one cybersecurity report every quarter from our Chief Information Officer, our Chief Information Security Officer, our Chief Risk Officer, or other professionals regarding the state of our cybersecurity program. The Board also reviews and approves the business resiliency and information security programs intended to guard against cybersecurity and related risks. Also, the Board receives input on cybersecurity matters from external entities such as our independent auditor, regulators, and consultants.
Each of these steps furthers the Board’s efforts to ensure that we have established and are proactively maintaining an enterprise-wide cybersecurity risk program with appropriate policies, practices, and controls designed to ensure resiliency in the face of emerging threats.
Succession planning and talent development
The Board believes that succession planning for future leadership of the Company is one of its most important roles. The Board is actively engaged and involved in talent management and reviews succession at least annually for our senior executives. This includes a detailed discussion of our global leadership and succession plans with a focus on CEO succession planning, as well as succession planning for all key executive positions.
In addition, the Human Resources Committee regularly discusses the talent pipeline for critical roles at a variety of organizational levels, including CEO. A comprehensive review of executive talent, including assessments by an independent consulting firm engaged by the Human Resources Committee, determines an executive’s readiness to take on additional leadership roles and identifies the developmental and coaching opportunities needed to prepare executives for greater responsibilities. High-potential leaders are given exposure and visibility to Board members through formal presentations and informal events. The Human Resources Committee also receives regular updates on key talent indicators for the overall workforce, including diversity and inclusion, as well as recruiting, and development programs. In addition, the Company has an emergency succession plan for the CEO that is reviewed by the Board annually.
Majority voting standard and director resignation policy
In uncontested Director elections, Directors are elected by the majority of votes cast. If an incumbent Director is not elected and no successor is elected, the Director must submit a resignation to the Board, which will decide whether to accept the resignation. The Board’s decision and reasons for its decision will be publicly disclosed within 90 days of certification of the election results.
Director independence
The Board determines at a Director’s initial appointment, and thereafter at least annually, whether each Director is independent, using its independence standards in these determinations. These independence standards include the Nasdaq standards for independence and are on the Company’s website, www.principal.com. The Board considers all commercial, banking, consulting, legal, accounting, charitable, family, and other relationships (either individually or as a partner, shareholder, or officer of an organization) a Director (or Director candidate) has with the Company or any affiliate. The Board most recently made these determinations for each Director in February 2025 based on:
•
A review of relationships and transactions between Directors, their immediate family members, and other organizations with which a Director is affiliated and the Company, its subsidiaries, or executive officers;

•
Questionnaires completed by each Director regarding any relationships or transactions that could affect the Director’s independence;

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The Company’s review of its purchasing, investment, charitable giving, and other records; and

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Recommendations of the Nominating and Governance Committee.

26	2025 proxy statement

Corporate governance
The Board affirmatively determined that the following Directors have no material relationship with the Company and are independent: Mr. Auerbach, Ms. Beams, Ms. Carter-Miller, Mr. Hochschild, Mr. Mills, Ms. Mitchell, Mr. Muruzabal, Ms. Nordin, Mr. Pickerell, Ms. Richer, and Mr. Rivera. The Board also determined that all current members of the Audit, Finance, Human Resources, and Nominating and Governance Committees are independent. No Director other than Mr. Houston and Ms. Strable-Soethout have been employed by the Company at any time.
Certain relationships and related party transactions
As of December 31, 2024, the Vanguard Group, Inc. managed funds holding in the aggregate approximately 12.64% of the Company’s common stock. During 2024, Principal paid the Vanguard Group $62,038.12 in fees for banking operations. Principal Life Insurance Company accounts held approximately $46,840,360 in privately placed debt issued by Vanguard. Principal Life Insurance Company and affiliates hold or manage accounts holding securities issued by Vanguard funds and common stock of Vanguard Group, Inc.
As of December 31, 2024, BlackRock, Inc. (together with its affiliates “BlackRock”) and certain subsidiaries collectively owned or managed funds holding in the aggregate approximately 8.35% of the Company’s common stock. During 2024, Principal Global Investors, LLC paid BlackRock Financial Management $1,683,952.90 in sub-advisor management fees. In 2024, Principal affiliates paid BlackRock $2,914,895 for fees for consulting services and software. Principal Life Insurance Company and affiliates hold, or manage accounts holding, securities issued by BlackRock, Inc. BlackRock affiliates manage investment funds in which affiliates of the Company invest for their own or managed accounts.
As of December 31, 2024, Nippon Life Insurance Company (“Nippon Life”) held approximately 8.02% of the Company’s common stock. Nippon Life is the parent company of Nippon Life Insurance Company of America (“NLICA”). Nippon Life, NLICA and Principal Life Insurance Company have had business relationships for more than 20 years. In 2024, Nippon Life and NLICA paid the following amounts to Principal Life Insurance Company or its affiliates: $155,044.10 for fees and investment income related to pension services and $5,487,968.34 for investment management and other service fees. The Company owns common stock of NLICA and received $196,710 in dividends in 2024. Principal Life Insurance Company general and separate accounts hold privately placed bonds and common stock issued by Nippon Life Americas, Inc. Nippon Life, directly or through affiliates, holds a minority interest in Post Advisory Group, LLC (“Post”), an affiliate of the Company. During 2024, Post paid an aggregate of  $2,560,003 in dividends. The Company’s affiliates hold and manage accounts holding securities issued by Nippon Life, and Nippon Life invests in funds managed by the Company’s affiliates.
Dwight Soethout, Vice President-Chief Actuary, is the spouse of Deanna D. Strable-Soethout, President and Chief Executive Officer. Mr. Soethout has been an employee since 1993. Mr. Soethout has indicated his intention to retire from the Company during 2025. He will stay on for a transition period until his successor is named and will assist in the transition. In 2024, Mr. Soethout received $792,996 in base salary, bonuses, and long-term incentive compensation. His compensation is commensurate with that of his peers. His employment and compensation were approved by the Human Resources Committee.
Kristine Pitz, Director—Accounting, is the spouse of Joel M. Pitz, Interim Chief Financial Officer. Ms. Pitz has been an employee since 1995. In 2024, she received $225,033 in base salary and bonuses. Her compensation is commensurate with that of her peers. Her employment and compensation were approved by the Human Resources Committee.
The Company maintains robust policies and procedures for the identification and monitoring of arrangements with related parties. The Nominating and Governance Committee or its Chair must approve or ratify all transactions with related parties that are not preapproved by or exempted from the Company’s Related Party Transaction Policy (the “Policy”).At each quarterly meeting, the Nominating and Governance Committee reviews transactions with related parties and ratifies any transaction that is subject to the Policy if it determines it is appropriate and may attach conditions to that approval. Transactions involving employment of a relative of an executive officer or Director must be approved by the Human Resources Committee. The Company’s Related Party Transaction Policy is publicly available at www.principal.com.
2025 proxy statement	27

Corporate governance
Board meetings
The Board held eleven meetings in 2024, five of which were two-day meetings. No Director then in office attended less than 75% of the aggregate of the meetings of the Board and the committees of which the Director was a member. While Director attendance is not mandatory, the Company’s annual shareholder meeting is scheduled on a date that coincides with a regularly scheduled quarterly Board meeting. In 2024, all Directors then on the Board attended the annual shareholders meeting virtually.
Global corporate code of conduct
The Company has adopted a Global Code of Conduct that applies to the Company’s Directors and employees, including our Named Executive Officers. A waiver of the Code for a Director or a Named Executive Officer requires a review by the Audit Committee, an approval by the Board, and compliance with applicable laws and rules, including a publication on our website. The Code is available on our website at https://investors.principal.com/static-files/2d19d98e-940f-4bbf-a69a-b054eefd7ab5
Board committees and responsibilities
Only independent Directors may serve on the Audit, Human Resources, and Nominating and Governance Committees. While it is not required by its charter, the Board’s Finance Committee currently is composed of only independent Directors. The Committees review their charters and performance annually. Committee charters of the Audit, Finance, Human Resources, and Nominating and Governance Committees are publicly available on the Company’s website at www.principal.com.
Audit committee

Diane C. Nordin	Mary E. “Maliz” Beams	Scott M. Mills	H. Elizabeth Mitchell	Alfredo Rivera
Chair

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Appoints, terminates, compensates, and oversees the Company’s independent auditor and selects the lead audit partner;

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Reviews and reports to the Board on the independent auditor’s activities;

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Approves all audit engagement fees and preapproves compensation of the independent auditor for non-audit engagements, consistent with the Company’s Auditor Independence Policy;

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Reviews internal audit plans and results;

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Reviews and reports to the Board on accounting policies and legal and regulatory compliance;

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Reviews the Company’s policies on risk assessment and management; and

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All members of the Audit Committee are financially literate and are independent, as defined in the Nasdaq listing standards, and are “audit committee financial experts,” as defined by the Sarbanes-Oxley Act.

9 Meetings in 2024
28	2025 proxy statement

Corporate governance
Human resources committee

Jocelyn Carter-Miller	Jonathan S. Auerbach	Roger C. Hochschild	Claudio N. Muruzabal	Blair C. Pickerell	Clare S. Richer
Chair

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Evaluates the performance of the CEO and determines her compensation relative to her goals and objectives;

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Approves compensation for members of the senior executive group;

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Approves employee compensation policies for all other employees;

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Approves employment, severance, or change of control agreements and perquisites for Executives;

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Oversees Executive development and succession planning;

•
Oversees our global inclusion strategy;

•
Approves equity awards;

•
Administers the Company’s incentive and other compensation plans that include Executives;

•
Acts on management’s recommendations for broad-based employee pension and welfare benefit plans;

•
Reviews compensation programs to confirm that they encourage management to take appropriate risks; discourage inappropriate risks; and act consistently with the Company’s business plan, policies, and risk tolerance;

•
Reviews the Company’s pay equity processes; and

•
Reviews the Company’s human capital disclosures.

9 Meetings in 2024
2025 proxy statement	29

Corporate governance
Nominating and governance committee

Roger C. Hochschild	Jocelyn Carter-Miller	Scott M. Mills	H. Elizabeth Mitchell	Claudio N. Muruzabal
Chair

•
Recommends Board candidates, Board committee assignments, and service as Lead Director;

•
Reviews and reports to the Board on Director independence, performance of individual Directors, process for the annual self-evaluations of the Board and its performance and committee self-evaluations, content of the Global Code of Conduct, Director compensation, and the Corporate Governance Guidelines; and

•
Reviews environmental and corporate social responsibility matters as well as the Company’s political contribution activities.

4 Meetings in 2024
Finance committee

Clare S. Richer	Jonathan S. Auerbach	Mary E. “Maliz” Beams	Diane C. Nordin	Blair C. Pickerell	Alfredo Rivera
Chair

•
Assists the Board with financial, investment, and capital management policies;

•
Reviews capital structure and plans, significant financial transactions, financial policies, credit ratings, matters of corporate finance (including issuance of debt and equity), shareholder dividends, proposed mergers, acquisitions, and divestitures;

•
Reviews and provides guidance on financial goals;

•
Oversees investment policies, strategies, and programs; and

•
Reviews policies and procedures governing the use of financial instruments including derivatives; and assists the Board in overseeing and reviewing information regarding enterprise financial risk management, including the policies, procedures and practices to manage liquidity, credit market, product and pricing risks, and tax planning.

8 Meetings in 2024
30	2025 proxy statement

Corporate governance
Executive committee

Daniel J. Houston	Jocelyn Carter-Miller	Scott M. Mills	Clare S. Richer	Deanna D. Strable-Soethout
Chair

•
Acts on matters delegated by the Board which must be approved by its independent members; and

•
Has the authority of the Board between Board meetings unless the Board has directed otherwise or as mandated by law and By Laws.

0 Meetings in 2024
Compensation committee interlocks and insider participation:
None of the members who served on the Human Resources Committee was or had ever been one of our officers or employees. During the last fiscal year, no member of the Human Resources Committee had a relationship that must be described under the SEC rules relating to disclosure of Related Person Transactions. In addition, during the last fiscal year, none of our executive officers served as a member of the Board of Directors or the compensation committee of any other entity that has one or more executive officers serving on our Board or Human Resources Committee.
2025 proxy statement	31

Sustainability at Principal
We know to foster a secure world for all, we must be mindful of our impact. Our sustainability vision is rooted in the belief that being a responsible company can both inspire positive change and drive business success.
We aim to grow a resilient, inclusive, and secure society, helping people enjoy a shared prosperity today and creating opportunities for future generations. In pursuit of this vision, we deliver innovative products and services to meet the diverse needs of our customers around the world, integrate sustainable practices across our business, and provide an inclusive and rewarding experience for our global employees.
Our sustainability strategy is governed by the Sustainability Task Force, which is made up of members appointed by the President and Chief Executive Officer. The members are leaders across the organization, and the task force reports quarterly to the Nominating and Governance Committee of the Board. Our sustainability strategy is informed by material sustainability factors that are important to our stakeholders and contribute to positive social and environmental impact. In 2024, we completed a double materiality assessment, and the results will help guide the evolution of our sustainability strategy in 2025 and beyond. We share progress on our performance and outcomes in our sustainability reports, which are released annually.
32	2025 proxy statement

Sustainability at Principal
A summary of our 2024 key initiatives and resulting outcomes is below.
Advancing inclusive products and services

We create and expand access to inclusive products and services that help people and businesses achieve their personal and financial goals, and build a more secure future.

•
Principal Asset Management investment teams align with the Sustainable Investing Oversight Committee’s categorization methodology of Foundational, Enhanced, Thematic or Impact to define the level of sustainable investing principles integrated within actively managed portfolios, as well as abiding by client-directed mandates. The Committee classifies, reviews, approves, and assures implementation of products and strategies we actively market are in accordance with appropriate sustainability-related definitions. In 2024, approximately $351.7 billion of AUM are internally classified as sustainable investment products, representing approximately 63% of assets managed by Principal Asset Management—Investment Management.1

•
We aim to triple the number of diverse small and midsized businesses (“SMBs”) we support through product access, investments in third-party organizations that provide capital access2, community development, and financial education by 2025. This strategy was developed in collaboration with Principal® Foundation.3 In 2024, 9.7% of our total SMB customers were owned by diverse business owners.4

•
In 2024, we released the third edition of the Global Financial Inclusion Index (“Index”) in partnership with the Centre for Economics and Business Research (Cebr). The Index ranks more than 40 markets on three clearly defined pillars of financial inclusion—government support, financial system support, and employer support.

1
AUM representative of Principal Global Investors investment teams as of December 31, 2024. AUM that are sustainable investment products are internally classified by Principal Asset ManagementSM and not by any third party or regulatory body. Principal Asset ManagementSM is the trade name of Principal Global Investors, LLC.

2
Capital access programs refer to investments in and grant-making to third-party organizations that provide access to capital. Grants are made from Principal® Foundation.

3
Principal Community Relations supports the communities where affiliates of the Principal Financial Group®, Des Moines, IA 50392 operates. Insurance products issued by Principal National Life Insurance Co (except in NY) and Principal Life Insurance Company®. Plan administrative services offered by Principal Life. Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc. Securities offered through Principal Securities, Inc., member SIPC and/or independent broker/dealers. Referenced companies are members of the Principal Financial Group®, Des Moines, IA 50392.©2025 Principal Financial Services, Inc. Principal Financial Group Foundation, Inc. (‘Principal® Foundation’) is a duly recognized 501(c)(3) entity focused on providing philanthropic support to programs that build financial security in the communities where Principal Financial Group, Inc. (‘Principal’) operates. While Principal Foundation receives funding from Principal, Principal Foundation is a distinct, independent, charitable entity. Principal Foundation does not practice any form of investment advisory services and is not authorized to do so.

4
Represents small and midsized businesses in the U.S. owned by women or people of color. Not captured here is approximately 0.1% of small and midsized businesses that are owned by people of color who are also women.

2025 proxy statement	33

Sustainability at Principal
Embedding sustainable practices

We operate with integrity and responsibility, helping ensure we’re doing right by our customers while considering our impact on all stakeholders and the planet.

•
We aim to reduce our global scope 1 and market-based scope 2 GHG emissions by 65% by 2034 and achieve net zero by 2050, which aligns with the Science Based Targets initiative’s 1.5° Celsius scenario. Between 2019 and 2024, we’ve reduced greenhouse gas (GHG) emissions by approximately 10.7% each year, exceeding the annual reduction glidepath target of 4.3%. We’ve also achieved our 2024 target against our 2019 baseline with a 53.6% reduction in scope 1 and market-based scope 2 emissions.5

• We were named to the Ethisphere World’s Most Ethical Companies list for the 14th time.
Harnessing the power of our people

We work to create an inclusive and respectful workplace where all employees are empowered to thrive, grow and drive innovation.

•
We measure a culture of belonging, respect, learning, and trying new things through our Global People Inclusion Index (“GPII”), a proprietary survey administered to global employees three times per year. In 2024, our GPII score was 81%.

• In 2024, we maintained a strong level of employee satisfaction with a 77% Employee Engagement Index score.
Supporting our communities

Through volunteerism, philanthropic grants, and community-focused sponsorships and activations, Principal and Principal Foundation® strive to strengthen communities, paving the way to financial security in the places where we work and live around the world.

• In 2024, Principal Foundation® provided more than $18 million to our communities around the globe.

•
Encouraging Principal employees to bring their passions and purpose to work is the core of the Principal Gives Back program, which connects them to our philanthropic culture through volunteer opportunities and giving program. In 2024, our participants volunteered more than 95,000 hours and Principal Foundation® gave $6.2 millionmatching dollars to eligible organizations.

5
2024 data will be verified in Q3 2025, and final figures disclosed in the 2025 CDP.

34	2025 proxy statement

Compensation of non-employee
directors
Our Directors serve on the Boards of Principal Financial Group, Inc., Principal Life Insurance Company, and Principal Financial Services, Inc. The Company provides competitive compensation to attract and retain high-quality, non-employee Directors. A substantial proportion of non-employee Director compensation is provided in the form of equity to help align their interests with the interests of our shareholders. Mr. Houston, our Executive Chairman and Ms. Strable-Soethout, our President and Chief Executive Officer, do not receive additional compensation for their service on the Board.
The Nominating and Governance Committee, comprised solely of independent directors, has primary responsibility for our non-employee compensation program. The Committee works with the Board’s independent compensation consultant in administering the program. During 2024, Compensation Advisory Partners conducted an annual comprehensive review and assessment of non-employee Director compensation.
The Company targets non-employee Director compensation at approximately the median of the peer group used for executive compensation comparisons (“Peer Group”) (see page 48-49), which aligns with its Executive compensation philosophy. As a result of Compensation Advisory Partners’ November 2024 review and the Committee’s discussion, Director compensation did not change as of November 25, 2024. Directors’ compensation remains positioned at the median of the Company’s Peer Group.
Annual cash retainers1 (effective November 25, 2024)
Board	$115,000
Audit Committee Chair	$35,000
Human Resources Committee Chair	$25,000
Finance Committee Chair	$35,000
Nominating and Governance Committee Chair	$25,000
Other Committee Chairs	$10,000
Lead Director	$50,000
Annual Restricted Stock Unit Retainer2	$200,000

1
Payments made in two semi-annual installments.

2
Grants are made at the time of the annual meeting.

2025 proxy statement	35

Compensation of non-employee directors
Fees earned by non-employee directors in 2024
Name	Fees earned or paid in cash	Stock awards1	Total
Jonathan S. Auerbach	$115,000	$199,959	$314,959
Mary E. “Maliz” Beams	$115,000	$199,959	$314,959
Jocelyn Carter-Miller	$140,000	$199,959	$339,959
Roger C. Hochschild	$140,000	$199,959	$339,959
Scott M. Mills	$165,000	$199,959	$364,959
H. Elizabeth Mitchell	$115,000	$199,959	$314,959
Claudio N. Muruzabal	$115,000	$199,959	$314,959
Diane C. Nordin	$150,000	$199,959	$349,959
Blair C. Pickerell	$115,000	$199,959	$314,959
Clare S. Richer	$150,000	$199,959	$349,959
Alfredo Rivera	$115,000	$199,959	$314,959

1
These amounts reflect the grant date fair value of awards made in 2024 determined in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718. These awards do not reflect actual amounts realized or that may be realized by the recipients. While the Principal Financial Group, Inc. 2021 Stock Incentive Plan (which was approved by shareholders) allows some discretion in determining the value of RSUs that may be awarded annually, it imposes a maximum limit for stock awards plus fees and retainers of  $750,000 ($1,000,000 for an Independent Chairman) on the size of the annual award that may be made.

Non-employee directors’ deferred compensation plan
Non-employee Directors may defer the receipt of their cash compensation under the Deferred Compensation Plan for Non-employee Directors of Principal Financial Group, Inc. This Plan has four investment options, and each option represents “phantom” units tied to the funds listed in the table below (parenthesized information indicates share class):
Investment option	1-year rate of return (12/31/2024)
Principal Financial Group, Inc. Employer Stock Fund	2.02%
Principal LargeCap S&P 500 Index Fund (R5)	24.5%
Principal Real Estate Securities Fund (R5)	5.26%
Principal Core Plus Bond Fund (R5)	0.71%
Restricted stock unit grants
Non-employee Directors receive an annual grant of time-based RSUs under the Principal Financial Group, Inc. 2021 Stock Incentive Plan, as amended and restated effective November 20, 2023 (the “2021 Stock Incentive Plan”). RSUs are granted at the time of the annual meeting, vest at the next annual meeting, and are deferred at least until the date the Director leaves the Board. At payout, the RSUs are converted to shares of common stock. Dividend equivalents become additional RSUs, which vest and are converted to common stock at the same time and to the same extent as the underlying RSUs. The Nominating and Governance Committee has the discretion to make a prorated grant of RSUs to Directors who join the Board at a time other than at the annual meeting. The 2021 Stock Incentive Plan (which was approved by shareholders) imposes a combined maximum limit for stock awards plus fees and retainers of  $750,000 ($1,000,000 for an Independent Chairman).
36	2025 proxy statement

Compensation of non-employee directors
As of December 31, 2024, each non-employee Director had the following aggregate number of outstanding RSUs, including additional RSUs received as the result of dividend equivalents:
Director name	Total RSUs outstanding fiscal year end 2024 (shares)
Jonathan S. Auerbach	16,346
Mary E. “Maliz” Beams	9,097
Jocelyn Carter-Miller	79,430
Roger C. Hochschild	32,334
Scott M. Mills	27,274
H. Elizabeth Mitchell	5,532
Claudio N. Muruzabal	8,071
Diane C. Nordin	22,742
Blair C. Pickerell	30,768
Clare S. Richer	13,315
Alfredo Rivera	10,125
Other compensation
Principal Life Insurance Company matches charitable gifts up to $16,000 per non-employee Director per year. These matching contributions are available during a Director’s term and for three years thereafter. Principal Life Insurance Company receives the charitable contribution tax deductions for the matching gifts.
Directors are reimbursed for travel and other business expenses they incur while performing services for the Company and are allowed the use of corporate owned or leased aircraft when traveling to in-person meetings of the Board and its Committees. When Directors’ spouses/partners accompany them to the annual Board strategic retreat, Principal pays for some of the travel expenses and amenities for Directors and their spouses/partners, such as meals and social events. Directors are also covered under the Company’s Business Travel Accident Insurance Policy and Directors’ and Officers’ insurance coverage. The Human Resources Committee has approved Directors’ participation in Principal Asset Management investment products on a reduced or no-fee basis. In 2024, the total amount of perquisites provided to non-employee Directors was less than $10,000 per Director.
Directors’ stock ownership guidelines
To encourage Directors to accumulate a meaningful ownership level in the Company, the Board has had a “hold until retirement” stock ownership requirement since 2005. All RSU grants must be held while a Director is on the Board and may only be converted to common stock when the Director’s Board service ends. The Board has a guideline that Directors own interests in common stock equal to five times the annual Board cash retainer within five years of joining the Board. Directors have been able to achieve this level of ownership through the RSU hold until retirement requirement. All Directors with a tenure of a minimum of five years have satisfied the requirement, and those with a tenure of less than five years are on schedule to satisfy the requirement as well. Once this guideline is met, Directors do not need to buy additional stock if the guideline is no longer met due to a reduction in stock price, if the Director’s ownership level is not reduced because of share sales.
2025 proxy statement	37

Audit committee report
Audit committee report
The Audit Committee, comprised solely of the independent Directors identified below, oversees the Company’s financial reporting process on behalf of the Board. The Committee’s functions are described in greater detail in its Charter, which can be found in the Corporate Governance section on our website at www.principal.com. Our management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America and on the Company’s internal control over financial reporting.
In this context, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2024. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee also received from Ernst & Young LLP, the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent registered accounting firm’s communications with the Committee concerning independence, and the Committee has discussed with Ernst & Young LLP its independence.
Based on its review and discussion noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Diane C. Nordin	Mary E. “Maliz” Beams	Scott M. Mills	H. Elizabeth Mitchell	Alfredo Rivera
Chair
38	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 and related rules of the Securities and Exchange Commission, we are asking our shareholders to approve, on an advisory basis, the compensation of our Named Executive Officers as described in this Proxy Statement. This proposal, commonly known as a Say-on-Pay proposal, gives our shareholders an opportunity to express their views on the compensation of our Named Executive Officers.
As described in more detail in the Compensation, Discussion and Analysis section, we design our compensation program to reward executives who contribute to the achievement of our business objectives and to attract, retain, and motivate talented executives to perform at the highest level and contribute significantly to the Company’s success. We tie a significant portion of the compensation of our Named Executive Officers to the achievement of the Company’s long- and short-term financial and strategic goals as we aim to align the interests of our Named Executive Officers and our shareholders.
In 2024, our shareholders voted to approve the compensation program for our Named Executive Officers with approximately 96% of the shares voting in support of the program. As an advisory vote, the Say-on-Pay proposal is not binding on our Human Resources Committee or our Board. However, our Board and the Human Resources Committee value the views of our shareholders and will review and consider the voting results as we design our executive compensation program.
We are asking shareholders to approve the following resolution at the Annual Meeting.
RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
Recommendation The Board of Directors recommends that shareholders vote “For” this resolution.
2025 proxy statement	39

Proposal two—advisory vote to approve executive compensation
Executive compensation

40	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
Compensation discussion and analysis (“CD&A”)
Executive summary
Focusing on our Named Executive Officers, this CD&A describes our compensation philosophy and program, the compensation decisions made under the program, and the factors considered in making those decisions. For 2024, our “Named Executive Officers” were:

Daniel J. Houston	Deanna D. Strable- Soethout	Joel M. Pitz	Kamal Bhatia	Amy C. Friedrich	Christopher J. Littlefield
Executive Chairman1	President and Chief Executive Officer2	Interim Chief Financial Officer3	President and CEO, Principal Asset Management	President, Benefits and Protection	President, Retirement and Income Solutions

1
Mr. Houston served as Chairman, President and CEO through August 20, 2024, and as Chairman and CEO through January 7, 2025. He became Executive Chairman effective January 7, 2025.

2
Ms. Strable-Soethout served as Chief Financial Officer through August 20, 2024, and as President and Chief Operating Officer from August 20, 2024 through January 7, 2025, after which she became President and CEO effective January 7, 2025.

3
Mr. Pitz became Interim Chief Financial Officer in August 2024. He previously served as Senior Vice President and Controller immediately prior to becoming Interim Chief Financial Officer.

2025 proxy statement	41

Proposal two—advisory vote to approve executive compensation
The primary principles that guide our compensation program are summarized below.
1	Attract and retain	Attract and retain talented executives, and motivate them to perform at the highest level and contribute significantly to the Company’s long-term success.
2	Pay for performance
Reinforce the Company’s pay for performance culture by making a significant portion of total compensation variable and by differentiating awards based on Company and individual performance in achieving short- and long-term financial and strategic objectives.

3	Emphasize at risk compensation	Have a greater percentage of compensation at risk for executives who bear higher levels of responsibility for the Company’s performance.
4	Align with shareholders
Align the interests of executives and other stakeholders, including shareholders, customers, and employees, by having a significant portion of the executives’ compensation in stock and requiring executives to hold stock.

5	Support corporate governance	Support important corporate governance principles and established best practices.
42	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
Compensation policies
What we do	What we do not do

We Have an Independent Consultant. Compensation Advisory Partners is selected and retained by the Human Resources Committee to advise on the executive compensation program and to advise the Nominating and Governance Committee on compensation for non-employee Directors.

We Review Risk. Reviews and analyses of the Company’s employee incentive compensation plans are conducted on a regular basis to determine whether the plans are reasonably likely to have a material adverse effect on the Company.

We Emphasize Variable Compensation. Most compensation paid to our Named Executive Officers is variable and at risk, linked to meeting our short-term and long-term financial and strategic goals and linked to the performance of the Company’s stock over time.

We Have a Minimum Vesting Period. The Principal Financial Group, Inc. 2021 Stock Incentive Plan provides equity governance enhancements including a minimum one-year vesting requirement on equity awards and a prohibition on share recycling (i.e., shares withheld for tax purposes will not be added back into the share reserve).

We Have Executive Ownership Requirements. Executives are required to own a meaningful amount of stock in the Company to ensure their interests are aligned with shareholders’ interests and with the Company’s long-term performance.

We Have Clawback Policies. The Committee has adopted a mandatory compensation recovery policy, in compliance with Section 10D of the Securities Exchange Act of 1934 and related Nasdaq Stock Market rules, that applies to our Section 16 Officers, including our Named Executive Officers, and a discretionary compensation recovery policy that applies to both our Section 16 Officers and other senior executives, providing for repayments by the executives of erroneously awarded incentive-based compensation that is based on incorrect financial statements or executive misconduct.

We Have Market Severance Protection. Executives are eligible for market-based severance protection under The Principal Financial Group, Inc. Executive Severance Plan if they are terminated because of layoffs, position elimination, or similar reasons.

We Have Tax and Accounting Efficiency. The Committee considers the tax and accounting consequences of each element of compensation.

We Do Not Allow Hedging of Securities. Principal prohibits all employees, including Named Executive Officers, from purchasing any Principal securities on margin (except for exercising stock options); engaging in short sales or trading in any put or call options; and purchasing, directly or indirectly, any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that is designed to hedge or offset any decrease in the market value of Principal securities.

We Do Not Have Excessive Perquisites. Modest additional benefits to help attract and retain executive talent and enable executives to focus on Company business with minimal disruption are offered.

We Do Not Reprice Stock Options. Principal has not repriced underwater stock options and will not do so without shareholder approval.

We Do Not Have Gross Ups. Executives do not receive any income tax gross-ups, except that all employees, including executives, receive an income tax gross-up in connection with benefits provided with relocation.

2025 proxy statement	43

Proposal two—advisory vote to approve executive compensation
2024 company performance highlights
We delivered strong results in 2024, and identified strategic areas of focus for sustained growth: Retirement Ecosystem, Small and Midsized Business, and Global Asset Management. This clear strategy and strong execution across these areas of focus delivered strong results in 2024 with top-line growth over 5% and strong expense management while investing for growth. We closed the year with momentum across our diverse portfolio of businesses and remain committed to driving continued growth and unlocking value across the enterprise.
In 2024, Principal reported $1.6 billion of net income attributable to Principal Financial Group, or $6.68 per diluted share. Non-GAAP operating earnings1 was $1.6 billion, or $6.97 per diluted share2 (EPS)—a 6% increase in reported EPS compared to 2023. At the end of the year, we reported $712 billion of assets under management (AUM), a 3% increase from 2023 and $1.7 trillion of assets under administration (AUA), which includes AUM.
Annual financial highlights
Non-GAAP operating earnings	Non-GAAP operating EPS	Total company AUM managed by PFG
$1.6B	$6.97	$712B
(▲ 2% vs. FY 2023)	(▲6% vs. FY 2023)	(▲3% vs. FY 2023)
Excess and available capital	Share repurchases	Non-GAAP ROE3
$1.6B	$1.0B	13.2%
Our diversified portfolio of businesses continued to prove resilient and delivered strong results in 2024. We returned $1.7 billion of capital to shareholders through share repurchases and common stock dividends.
Long-term financial targets
Annual growth in earnings per share	Return on equity	Free capital flow conversion
9-12%	14-16%	75-85%

1
Non-GAAP operating earnings is defined as Net income attributable to PFG less Net realized capital gains (losses), as adjusted less Income (loss) from exited business. See non-GAAP financial measure reconciliations in Appendix B.

2
Non-GAAP operating earnings per diluted share.

3
Non-GAAP return on equity (“ROE”) is defined as non-GAAP operating earnings divided by average stockholders’ equity available to common stockholders excluding cumulative change in fair value of funds withheld embedded derivative and accumulated other comprehensive income other than foreign currency translation adjustment.

44	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
The three-year and five-year total shareholder returns were positioned well ahead of our asset management peers. One-year total shareholder return lagged our asset management peers, and we lagged our insurance peers over all three periods.
1-, 3- and 5-year total shareholder return1: PFG vs. peers
Financial Services, Insurance, and Asset Manager Peers are listed on page 49.

1
Our total shareholder return methodology includes the share price return and cash dividends paid during the time period December 31, 2023, through December 31, 2024 (1-year TSR), December 31, 2021, through December 31, 2024 (3-year TSR) and December 31, 2019, through December 31, 2024 (5-year TSR).

2025 proxy statement	45

Proposal two—advisory vote to approve executive compensation
2024 compensation highlights
In 2024, the Company’s shareholders voted to approve the compensation program for our Named Executive Officers with approximately 96% of the shares voting in support of the program. The Company considered the strong shareholder support of the compensation program to be approval of the Company’s compensation philosophy, which has not changed since that vote.

2024 CEO Compensation
•
In March 2024, Mr. Houston’s base salary increased from $1,050,000 to $1,100,000.

•
Annual incentive target remained at 375% of his eligible earnings.

•
The grant date fair value of his long-term incentive award was $10,175,000.

•
Principal Financial Group Incentive Pay Plan (PrinPay Plan) payout for 2024 was $3,836,827.

2024 Annual Bonus Performance
•
Based on the Company’s 2024 annual performance achievements, many of which are outlined above, our 2024 PrinPay score in the annual incentive program was earned at 94% of target.

•
Individual modifiers for our Named Executive Officers ranged between 95% and 110% of the PrinPay score.

2022−2024 PSU Performance
•
Based on the Company’s three-year average non-GAAP return on equity (“ROE”) and three-year average operating margin2 performance, and the relative total shareholder return3 metric, the 2022-2024 Performance Based RSUs (“PSUs”) vested on December 31, 2024, and 88% of the target number of shares were paid out in February 2025, according to the established performance scale, and approved by the Human Resources Committee.

Summary of our compensation elements:
Compensation component	Objective	Description and 2024 highlights
Base salary	Provides fixed income based on the size, scope, and complexity of the Named Executive Officers’ role, performance, and relative position compared to market pay information.	In 2024, the Committee increased certain Named Executive Officers’ base salaries, as detailed on page 50.
Annual incentive (“PrinPay”) compensation	Motivates and rewards overall corporate objectives as well as the Named Executive Officers’ contributions to achieving our annual objectives.
A range of earnings opportunities, expressed as a percentage of base salary, is established for each Named Executive Officer. Actual bonuses depend on individual employee results and overall Company performance and profitability.
Company performance and profitability are measured by performance to goals on Non-GAAP Operating Earnings, Customer Driven Revenue Growth Metrics, Diversity Index Score, and a Free Capital Flow modifier.
Details of the program are outlined on pages 51 to 55.
Based on the Human Resources Committee’s assessment of our 2024 PrinPay score, the Named Executive Officers earned bonuses at 94% of target, with individual modifiers ranging between 95% and 110%, as detailed on page 52 to 54.

2
Operating Margin is defined as non-GAAP pre-tax operating earnings, divided by non-GAAP gross profit. Non-GAAP gross profit is defined as total non-GAAP operating revenues less benefits, claims, and settlement expenses less dividends to policyholders. See non-GAAP financial measure reconciliations in Appendix B.

3
Relative Total Shareholder Return is defined as the Company’s Total Shareholder Return during the Performance Period as compared to the Total Shareholder Return of the S&P Financial Sector Index constituents during the Performance Period.

46	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
Compensation component	Objective	Description and 2024 highlights
Long-term incentive compensation	Motivates and rewards long-term corporate performance as well as the Named Executive Officers’ contributions to achieving our long-term objectives. Reinforces the link between the interests of the Named Executive Officers and shareholders. Encourages retention.
Each year, the Human Resources Committee establishes the long-term award opportunity for each Named Executive Officer. Awards are granted 70% in PSUs and 30% in time-based RSUs.
PSUs are intended to incentivize participants to deliver on the Company’s defined financial goals. The value to participants varies based on the degree of achievement against those goals. PSUs typically have a three-year performance period and are measured on 50% average non-GAAP ROE and 50% Operating Margin. PSUs are subject to a Relative Total Shareholder Return (“RTSR”) metric with a range of 80% to 120%. We believe these are important metrics because Operating Margin measures profitability across our businesses, and non-GAAP ROE measures our efficiency in managing capital. Non-GAAP ROE is also a key measure for our shareholders.
Time-based RSUs are intended to align participants with the Company’s long term value appreciation. RSUs have a three-year cliff vesting.
Details of the program are outlined on pages 55 to 56.

Benefits	Protects against catastrophic expenses and provides retirement savings opportunities.	Our Named Executive Officers participate in most of the same benefit plans as the Company’s other U.S.-based employees, including health, life, disability income, vision and dental insurance, an employee stock purchase plan, 401(k) plan, and pension plan. Certain of the Named Executive Officers also participate in non-qualified retirement plans (defined benefit and defined contribution). Mr. Bhatia is not eligible for the pension plan or the non-qualified defined benefit plan.
Perquisites	Modest additional benefits to help attract and retain executive talent and enable Named Executive Officers to focus on Company business with minimal disruption.	Named Executive Officers are eligible for one physical examination per year, business spousal travel, and gifts of nominal value given to all sales conference attendees. The Human Resources Committee approved the ability of Named Executive Officers to participate in Principal Asset Management investment products on a reduced or no-fee basis. The Human Resources Committee also approved our CEO’s and Executive Chairman’s use of our corporate aircraft for limited personal travel.
Termination benefits	Provides temporary income following a Named Executive Officer’s involuntary termination of employment, and, in the case of a change of control, helps ensure the continuity of management through the transition.	A discussion of our change of control and separation benefits is on pages 74 to 77. These benefits do not include excise tax gross ups.
How we make compensation decisions
Human resources committee involvement
The Human Resources Committee, which is comprised entirely of independent Directors, oversees our overall compensation program, including compensation of our Named Executive Officers. In carrying out its responsibility for the 2024 compensation design, the Human Resources Committee retained the advisory services of Compensation Advisory Partners. Compensation Advisory Partners also advises the Nominating and Governance Committee on compensation for non-employee Directors (see pages 47 to 49). Compensation Advisory Partners receives compensation from the Company only for its work in advising these Committees. Compensation Advisory Partners does not and would not be allowed to perform services for management. The Committee assessed
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the independence factors in applicable SEC rules, Nasdaq Listing Standards, and other facts and circumstances and concluded that the services performed by Compensation Advisory Partners did not raise any conflict of interest.
Members of management, including the CEO, do not have a role in determining their own compensation. The CEO is not present when the Committee determines their compensation. The Committee consults with the independent Directors regarding the CEO’s performance and then determines the CEO’s compensation for the current year and the CEO’s compensation opportunity for the following year.
Each year, the CEO—with input from our Human Resources Department and the compensation consultant—recommends the amount of base salary increase (if any), annual incentive award, and long-term incentive award for our Named Executive Officers other than herself. These recommendations are based on the Named Executive Officer’s performance, performance of the business areas for which the Named Executive Officer is responsible (if applicable), and other considerations such as retention. The Human Resources Committee reviews these recommendations and approves compensation decisions for each Named Executive Officer.
The role of the independent compensation consultant and interaction with management
The Human Resources Committee has the sole authority to hire, approve the compensation of, and terminate the engagement of the compensation consultant.
The compensation consultant usually conducts an annual competitive review of compensation opportunities for each of the Named Executive Officers compared to the pay opportunities of similarly situated executives at the peer group companies (the “Peer Group”). A comprehensive review of compensation programs for the CEO and all of her direct reports is typically conducted every other year. In the years in which the compensation consultant does not conduct a compensation study, the Human Resources Committee makes compensation decisions—in part based on survey data provided by the Human Resources Department and input provided by the compensation consultant. The last comprehensive review of executive compensation was conducted in 2024. That review covered all aspects of the incentive program design and structure of the Company’s overall compensation program for the Named Executive Officers, including:
•
A competitive review of compensation opportunities for each of the Named Executive Officers compared to the pay opportunities of similarly situated executives at Peer Group companies;

•
An analysis to ensure that total share dilution and the economic costs of long-term incentives are reasonable and affordable for the Company; and

•
A historical market review of performance goals in incentive plans and incentive payout outcomes.

The compensation consultant:
•
Attended eight meetings of the Human Resources Committee in 2024, as requested by the Committee Chair; and

•
Reviewed and commented on drafts of the Compensation Discussion & Analysis and related compensation tables for the proxy statement.

Use of compensation data
The Human Resources Committee determines the Peer Group of companies it uses to compare the Named Executive Officers’ compensation as part of the compensation consultant’s biennial study. The compensation consultant recommends an appropriate Peer Group of public, similarly sized, diversified financial services, insurance, and asset management companies, considering the Company’s and the Peer Group companies’ strategy, mix of business, and size, as measured primarily by annual revenues, market capitalization, and total assets. These companies are the major competitors in one or more of the Company’s businesses, but none represent the exact business mix of the Company. Principal targets compensation for the Named Executive Officers at the median compensation of the named executive officers at the Peer Group companies. The Peer Group used for 2024 compensation decisions included the following companies:
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Financial service and insurance	Asset managers
• Ameriprise Financial • Equitable Holdings • Lincoln National • MetLife • Prudential Financial • Unum Group • Voya Financial	• Affiliated Managers Group • Bank of New York Mellon • Franklin Resources • Invesco • State Street • T. Rowe Price
The Committee also uses annual data from third-party industry surveys for its compensation decisions.1
Our executives participate in the same broad-based employee benefit programs as other employees. Every two to three years, the Company’s non-cash employee benefit programs are compared to a custom peer group representing both proxy peer group members and select employers with which we believe we compete for talent, including several local employers.
Each year, the Committee reviews the total compensation paid to the Named Executive Officers by reviewing tally sheets, which include base salaries, annual and long-term incentive awards earned, deferred compensation, outstanding equity awards, benefits, perquisites, and potential payments under various termination scenarios.
The Committee uses this information to analyze the value of compensation actually delivered versus the compensation opportunities established by the Committee. The information is also used in making compensation and compensation plan design decisions.
2024 executive compensation decisions
In general, as stated above, the Company’s pay philosophy is to target the market median of the Peer Group for a Named Executive Officer’s total compensation, with actual compensation varying based on performance and tenure.
The Committee made compensation decisions for the Named Executive Officers based on:
•
The Company’s strategic and human resources objectives;

•
Competitive data for the Peer Group and for a broader group of diversified financial services companies (see Appendix A for a complete list of these companies);

•
Corporate and individual performance on key initiatives;

•
Corporate performance compared to our competitors;

•
Economic conditions;

•
Retirement benefits;

•
The CEO’s compensation recommendations for Named Executive Officers;

•
Advice of the Committee’s compensation consultant; and

•
How the elements of compensation contribute to and interrelate with total compensation.

1
The surveys used were the McLagan Investment Management survey, Towers Watson U.S. Financial Services Studies Executive Database, revenue greater than $7 billion, and the Towers Watson Diversified Insurance Study of Executive Compensation, 0.5x-2.0x of Principal’s revenue. The names of the companies participating in these surveys are included in Appendix A.

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The Committee also considers the tax and accounting consequences of each element of compensation. Following changes in the tax laws in 2017, we generally cannot deduct annual compensation paid to certain covered employees in excess of  $1 million for each such employee, subject to limited grandfathered arrangements. Accordingly, these and other factors often result in compensation opportunities that will not be fully tax deductible. To attract, retain, and reward executives who help us realize our strategic initiatives and objectives, the Committee believes that it should consider all relevant factors in the design of our compensation program. While the Committee considers the tax consequences of compensation decisions, the Committee’s primary focus is designing competitive and effective compensation programs.
Key elements of fiscal 2024 compensation program
The charts below show the 2024 target total compensation for our Named Executive Officers, as well as the proportion of their compensation tied to Company performance. Most compensation paid to our Named Executive Officers is variable and at-risk, linked to meeting our short-term and long-term financial and strategic goals and to the performance of the Company’s stock over time.
Base salary
When determining base salary for each Named Executive Officer, the Committee considers the Peer Group median for comparable executive positions, as well as the survey data referenced above, the Named Executive Officer’s performance and work experience, the importance of the position to the Company, and how difficult it would be to replace the Named Executive Officer. The table below provides the historical base salaries of the Named Executive Officers. The 2024 salary increases for Mr. Houston and Ms. Friedrich were made to better align their compensation with the median compensation levels among our peer companies. The 2024 salary increase for Ms. Strable-Soethout was made to align her salary with her new position when she was promoted from Chief Financial Officer to President and Chief Operating Officer effective August 20, 2024.
Named executive officer	2022	2023	2024	Percent increase 2023−2024
Houston	$1,000,000	$1,050,000	$1,100,000	4.8%
Strable-Soethout	$694,000	$728,000	$850,000	16.7%
Pitz	—	—	$420,000	N/A
Bhatia	—	—	$551,500	N/A
Friedrich	$637,000	$669,000	$689,000	3.0%
Littlefield	—	—	$670,000	N/A
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Annual incentive compensation
Named Executive Officers participate in the PrinPay Plan, the Company’s broad-based annual incentive compensation plan for employees. Awards are calculated based on eligible earnings during the plan year.
The PrinPay Plan links annual incentive pay to individual employee results and overall Company performance and profitability as measured by:
Non-GAAP operating earnings: Revenue less expenses and taxes. It continues to be a primary indicator of our organization’s financial performance.
Managed net cash flow: Represents net cash flows (deposits less withdrawals) we’re managing within Principal. Managed net cash flow can contribute to customer growth and, if positive, increases assets under management.
Free capital flow payout ratio: Is an indicator of using capital wisely to drive growth and be seen as an industry leader in driving shareholder value. Free capital flow is the capital generated by each business operation that flows to the enterprise and enables organic reinvestment for growth and external deployment to drive shareholder value.
Customer revenue growth: Focuses on revenue growth from customer-driven actions rather than market/macro conditions.
Diversity index: Contributes to our ability to create a more inclusive workforce and culture, including attracting, retaining and developing talent to deliver our enterprise strategy, and granting access to boundless opportunity across the enterprise.

After establishing the Company score, an employee’s individual performance is assessed to determine the individual performance score. The Company performance component emphasizes the importance of overall corporate results. The Human Resources Committee may also consider factors that could not have been anticipated when corporate goals were established and adjust the corporate score up or down.
The Committee set and approved the following target awards for our Named Executive Officers in 2024:
Target annual incentive percentages (as a percentage of base salary)
Named executive officer	2024
Houston	375%
Strable-Soethout1	218%
Pitz	80%
Bhatia2	442%
Friedrich	200%
Littlefield	200%
In establishing the target award opportunity for Messrs. Houston, Pitz, Bhatia, and Littlefield, and Mses. Strable-Soethout and Friedrich, the Committee considered the median incentive targets for comparable executive positions in the Peer Group companies, as well as the survey data referenced above.

1
Ms. Strable-Soethout’s pro-rated target for 2024 was 218% (200% for January 1, 2024 through August 19, 2024 as Chief Financial Officer, and 250% through December 31, 2024 as President and Chief Operating Officer).

2
Mr. Bhatia’s pro-rated target was 442% (375% for January 1, 2024 through February 9 as Senior Executive Managing Director—Global Head of Investments, Principal Asset Management, and 450% through December 31, 2024 as President & CEO, Principal Asset Management).

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Performance goal setting
In setting performance goals for our compensation program,
In September: The Board meets to review the Company’s long-term strategy.
In November:
The CEO, CFO, and Division Presidents recommend preliminary financial goals for the Company and business units and strategic initiatives for the next year. The Board Finance Committee reviews the proposed goals, underlying assumptions of the goals and initiatives, key drivers of financial performance, trends, and business opportunities, and advises the Board and Human Resources Committee on the appropriateness of the financial goals.

In February:
The Committee reviews and approves the final goals for the Company and the CEO, as well as reviews the goals for the other Named Executive Officers, each with input from the Finance Committee and Board based on prior year-end financial results. All employees develop individual performance goals with their leaders that support the Company’s goals.

Final annual incentive pay award determination
In determining final awards for PrinPay participants, the Committee uses the following approach:
Step 1: Determine initial PrinPay result.
Initial PrinPay result
Initial PrinPay Result1
Step 2: Determine final PrinPay Company score based on a review of performance against goals across multiple dimensions.
Step 3: Determine the individual performance modifier as shown below:
Individual performance modifier
The Individual Performance Modifier in the PrinPay Plan is used as a multiplier and is based on performance compared to 2024 goals. The Committee assessed each Named Executive Officer’s performance against the identified individual performance objectives and approved individual performance modifier payouts as shown below:

1
The Preliminary PrinPay result was determined based on the following metrics: Non-GAAP Operating Earnings (adjusted for the annual actuarial assumption review (AAR), AAR impacts can cause significant volatility and are not necessarily reflective of ongoing financial performance) of $1,709M of a $1,730M target; Customer Driven Revenue Growth of  $127M of a $142M target; Managed Net Cash Flow of  ($5B) of a $1B target; Diversity Index of 98% of a 100% target; and a Free Cash Flow Payout Ratio of 82% within a 75%-90% target range.

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Named executive officer	Individual performance modifier	Individual performance objectives
Houston	100%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Enterprise strategies in growth businesses;

•
International and emerging markets strategies;

•
Business Unit earnings growth strategies;

•
Enterprise customer, digital, and data-driven experiences strategies;

•
Workforce and culture objectives; and

•
Other Company-wide strategic priorities.

Strable-Soethout	100%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Investor growth and engagement strategies;

•
Capital management and deployment objectives;

•
Enterprise strategy objectives;

•
Workforce and culture objectives; and

•
Other Company-wide strategic priorities.

Pitz	110%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Business growth and compliance strategies;

•
Enterprise business strategies;

•
Workforce and culture objectives; and

•
Other Company-wide strategic priorities.

Bhatia	95%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Principal Asset Management financial goals (including business operating earnings, ROE, operating margin, cash flow, investment performance, and others);

•
Principal International Growth Strategies;

•
Principal Asset Management private and public market growth strategies;

•
Principal Asset Management products and solutions strategies;

•
Workforce and culture objectives; and

•
Other Company-wide strategic priorities.

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Named executive officer	Individual performance modifier	Individual performance objectives
Friedrich	95%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Benefits and Protection financial goals (including business operating earnings, ROE, operating margin, cash flow, investment performance, and others);

•
Benefits and Protection group benefit growth strategies;

•
Benefits and Protection business owner solutions strategies;

•
Benefits and Protection Distribution strategies;

•
Benefits and protection infrastructure strategies;

•
Workforce and culture objectives; and

•
Other Company-wide strategic priorities.

Littlefield	105%
•
Enterprise financial goals (including profit margin, assets under management, net cash flows, revenue, and others);

•
Retirement and Income Solutions financial goals (including business operating earnings, ROE, operating margin, cash flow, investment performance, and others);

•
Retirement and Income Solutions transformation strategies;

•
Retirement and Income Solutions product and solutions strategies;

•
Retirement and Income Solutions distribution strategies;

•
Retirement and Income Solutions infrastructure strategies;

•
Workforce and culture objectives; and

•
Other Company-wide strategic priorities.

Step 4: Calculate final award amounts.
Name	2024 eligible earnings	2024 target	PrinPay score	Individual modifier	Final award
Houston	$1,088,462	375%	94%	100%	$3,836,827
Strable-Soethout	$784,039	218%	94%	100%	$1,606,652
Pitz	$409,615	80%	94%	110%	$338,834
Bhatia	$547,423	442%	94%	95%	$2,160,712
Friedrich	$684,385	200%	94%	95%	$1,222,311
Littlefield	$665,385	200%	94%	105%	$1,313,469
Named Executive Officers may defer annual awards into the Excess Plan, as illustrated in the footnote to the Non-Equity Incentive Compensation column of the Summary Compensation Table, on page 62.
On September 16, 2024, the Company entered into a retention agreement with Mr. Littlefield, pursuant to which the Company will pay Mr. Littlefield cash retention bonuses in the gross amount of  $2,000,000 which requires him to remain employed by the Company
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through April 1, 2026 in order to receive the full retention bonus payments. The retention bonus will be payable as follows: (i) fifty percent (50%) of such bonus becoming due on April 1, 2025, and (ii) the remaining fifty percent (50%) becoming due on April 1, 2026, provided that if, prior to the date that a retention bonus payment is to become due, Mr. Littlefield’s employment is terminated for any reason (other than as a result of death, disability, a reduction-in-force or a change in control (as such terms may be defined in the Company’s 2021 Stock Incentive Plan)), the retention bonus will not be paid. Under the terms of the retention agreement Mr. Littlefield’s retention bonus is subject to forfeiture, and recoupment for retention bonus payments already made, if Mr. Littlefield fails to assist the Company with succession planning initiatives as set forth in the retention agreement. Further, Mr. Littlefield must maintain minimum performance ratings from the Company to remain eligible for any retention bonus payments.
Long-term incentive compensation
The long-term incentive compensation program is designed to align the interests of our Named Executive Officers and shareholders. A Named Executive Officer’s compensation reflects the degree to which multi-year financial objectives are achieved, and shareholder value is increased. Our retirement, life insurance, and asset management products support our clients’ needs throughout different phases of their lifetimes, which is why the long-term focus of the compensation programs is particularly important. The long-term incentive compensation program also encourages collaboration among Named Executive Officers in pursuing Company-wide goals.
When determining long-term incentive awards for the Named Executive Officers, the Committee primarily considers competitive market levels based on Peer Group and survey data, as well as the advice of its independent compensation consultant. The Committee also uses the following factors in determining a Named Executive Officer’s award (“Award Granted”):
•
The Named Executive Officer’s performance;

•
The importance of the Named Executive Officer to the Company over the long term;

•
The potential impact the Named Executive Officer could have on the Company’s results;

•
The Named Executive Officer’s performance relative to their peers within the Company;

•
Company performance compared to our competitors;

•
Retention concerns; and

•
Tenure in role.

The compensation the Named Executive Officers ultimately receive may vary considerably from the grant date fair value of the Award Granted, due to the Company’s performance and changes in share price that occur after the grant.
2024 long-term incentive grant
Named executive officer	Award granted
Houston	$10,175,000
Strable-Soethout1	$3,825,000
Pitz	$630,000
Bhatia	$2,481,750
Friedrich	$2,411,500
Littlefield	$2,345,000
In 2024, the Named Executive Officers’ long-term compensation was granted in the form of 70% PSUs and 30% time-based RSUs. Awards granted were based on the Named Executive Officer’s performance and compensation compared to pay opportunities of similarly situated executives at the Peer Group companies. PSUs entitle a Named Executive Officer to earn shares of common stock

1
Ms. Strable-Soethout’s 2024 LTIP award was made in her role as Chief Financial Officer.

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if certain performance levels are achieved. The Committee uses time-based RSUs to increase retention aspects of the long-term incentive program. The weighting is not based on a specific formula or algorithm and is intended to create a balance between the achievement of specific operating objectives and retention.
Time-based RSUs have a three-year cliff vesting. Dividend equivalents become additional RSUs, which vest and are converted to common stock at the same time and to the same extent as the underlying RSU.
For PSUs, after a threshold non-GAAP ROE or Operating Income goal is achieved or exceeded1, PSUs vest based on continued service and achieving an average non-GAAP ROE and Operating Margin, each weighted 50%, typically over a three-year period (with each three-year period treated as a “Performance Cycle”).
Named Executive Officers may defer the receipt of PSUs.
2024-2026 PSU performance cycle
Performance level	Threshold award	Target award	Maximum award (150% of target)
Payout (% of Target)2	50%	100%	150%
Average Non-GAAP ROE	7.5%	14.1%	18.4%
Operating Margin	15.1%	30.2%	39.3%
If neither the non-GAAP ROE nor the OI threshold performance objective is met, no PSUs will be earned or paid out.

RTSR metric:
If the Company’s RTSR is in the top quartile, the result will be multiplied by 1.2.
If the Company’s RTSR is in the bottom quartile, the result will be multiplied by 0.8.
If the Company’s RTSR is between the 25th and 75th percentiles, the result will be multiplied by 1.0.
The PSUs granted in 2024 for the 2024-2026 Performance Cycle will vest based on performance scales for three-year average non-GAAP ROE and Operating Margin over the performance period, each weighted 50%. Payout will be modified based on a three-year relative Total Shareholder Return metric. For the 2024-2026 Performance Cycle, PSUs will vest at the end of the three-year Performance Cycle, subject to continued employment or service.

1
For the 2024 PSUs, the performance threshold is met if either of the following goals is met:

•
Three-year average non-GAAP ROE of 7.5%; or

•
$2 billion cumulative non-GAAP pre-tax operating income (“OI”)

Non-GAAP pre-tax operating income with respect to any calendar year shall mean annual pre-tax income from the Company’s continuing operations, minus net realized capital gains (losses), minus net realized capital gains (losses) on funds withheld assets, minus change in fair value of funds withheld embedded derivative.
Average non-GAAP ROE was selected because it reflects the efficient use of Company capital in generating profits. Average operating margin was selected as a measure because it is common among asset management peers and reflects the efficient use of Company expenditures in generating profits.
See non-GAAP financial measure reconciliations in Appendix B.
2
Straight line interpolation is used to determine awards for performance between threshold and target and between target and maximum.

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Timing of stock awards and other equity incentives
Annual grants of PSUs and time-based RSUs for the Named Executive Officers are determined by the Committee at its February meeting, which occurs following the release of the prior year’s results. The Committee’s equity grant policy ensures that the grant date for all time-based RSUs and other stock-based awards will never be earlier than the date of approval. The grant date for the awards to the Named Executive Officers is the date of approval by the Committee.
Benefits
The Named Executive Officers participate in the Company’s broad-based employee benefits program, including:
•
A qualified pension plan (except Mr. Bhatia1);

•
A 401(k) plan;

•
Group health, dental, vision, and disability coverage, and life insurance;

•
A discounted employee stock purchase plan;

•
Flexible time off; and

•
Flexible spending account plans.

All Named Executive Officers are offered a non-qualified defined contribution plan (“Excess Plan” or “NQDC Plan”). Mr. Bhatia is eligible for the NQDC Plan and all other Named Executive Officers are eligible for the Excess Plan. We also offer all Named Executive Officers (except Mr. Bhatia) a non-qualified defined benefit plan (“NQDB”). These benefits are offered to attract and retain talent and provide long-term financial security to employees. The NQDB helps the Company attract midcareer executives and retain executives by providing competitive retirement benefits. The NQDB is coordinated with the qualified pension plan and is designed to restore benefits that otherwise would accrue to the Named Executive Officers in the absence of Tax Code limitations on the qualified pension plan. The narrative to the Pension Benefits Table on pages 66-68 provides additional information about the NQDB and the qualified pension plan. We maintain the Excess Plan to attract and retain executives by allowing executives to save for retirement and to provide matching contributions on those savings, without regard to the limitations imposed by the Tax Code on 401(k) plans. We maintain the NQDC Plan to attract and retain executives aligned with asset management operations by allowing them to save for retirement without regard to the limitations imposed by the Tax Code on 401(k) plans. The narrative to the Non-Qualified Deferred Compensation Table on page 69 provides additional information about the Excess and NQDC Plans.
The value of the retirement and savings plans is targeted to be, in the aggregate, slightly above the median of diversified financial services companies because a large portion of the Company’s business centers on the sale of retirement products. All other benefits are targeted at market median in the aggregate, which supports the Company’s benefits strategy and aids in attracting and retaining talent.
Change of control and separation pay
The Committee believes it is in the best interests of the Company and its shareholders to:
•
Assure that Principal will have the continued service of its Named Executive Officers;

•
Reduce the distraction of the Named Executive Officers that would result from the personal uncertainties caused by a pending or threatened Change of Control;

1
On January 1, 2010, executives in the Company’s asset management operations were no longer eligible to participate in the qualified pension plan, NQDB Plan or receive a company contribution under a non-qualified defined contribution plan as these are not common benefits for executives in that industry. This change also applied to other investment professionals.

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•
Encourage the Named Executive Officers’ full attention and dedication to Principal; and

•
Provide the Named Executive Officers with compensation and benefits upon a termination related to a Change of Control that are competitive with those of similar businesses.

For these reasons, we have entered into Change of Control Employment Agreements with each of the Named Executive Officers. These agreements help align the financial interests of management with the Company, particularly when an acquisition would result in termination of the Named Executive Officer’s employment. These Change of Control Employment Agreements are based on market practice and do not affect other components of the Named Executive Officers’ compensation. When entering into these agreements, the Committee reviewed survey data and practices of other public insurance and financial services companies. The Committee continues to review market practices in this area for potential changes in these agreements.
All benefits provided to the Named Executive Officers upon a Change of Control are paid after both a Change of Control and Qualifying Termination of employment have occurred (sometimes referred to as a “double trigger”), except that the then current value of the Named Executive Officer’s Excess Plan and NQDB will be paid upon a Change of Control to ensure that the value of those plans is not reduced if the Company is sold. These agreements do not provide excise tax gross ups. See pages 75 to 77 for details.
In 2022, the Committee worked with the independent compensation consultant on a comprehensive market analysis of termination-related benefits related to our Executive Severance Plan, which provides benefits to the Named Executive Officers whose employment is terminated by the Company due to a reorganization or reduction in the workforce. Additional payments may be permitted in some circumstances as a result of negotiations with the Named Executive Officers, particularly when the Company requests additional covenants from the Named Executive Officers. See page 74 for details regarding benefits under the Executive Severance Plan.
Stock ownership guidelines
Our Named Executive Officers are required to own a meaningful amount of stock in the Company to ensure their interests are aligned with the shareholders’ interests and with the Company’s long-term performance. Once a Named Executive Officer achieves the required stock ownership level based on market value, the ownership requirement remains at the number of shares owned at the time, regardless of subsequent changes in stock price or salary. Upon promotion, a Named Executive Officer is required to meet the next level of stock ownership.
Until the ownership guideline is met, Named Executive Officers are required to retain a portion of the “net profit shares” resulting from equity-based long-term incentive plan grants. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed at time of exercise, vesting of RSUs and PSUs, or earn out of performance shares.
The percentage of net profit shares that must be retained until ownership requirements are met are shown below:
Executive level	Retention ratio	Multiple of base salary
Chairman (Houston)	75%	7 times
Other Named Executive Officers (Strable-Soethout, Bhatia, Friedrich and Littlefield)	50%	4 times
Interim CFO (Pitz)	50%	2 times
All Named Executive Officers comply with these guidelines.
Hedging and pledging policy
The Company prohibits all employees, including the Named Executive Officers, from purchasing any Company securities on margin (except for exercising stock options); engaging in short sales or trading in any put or call options; and purchasing, directly or indirectly, any financial instrument (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that is designed to hedge or offset any decrease in the market value of Company securities.
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We also prohibit our Board and those employees subject to Section 16 reporting requirements, including our Named Executive Officers, from directly or indirectly pledging, hypothecating, or otherwise encumbering Company securities as collateral for indebtedness. This includes, but is not limited to, holding Company securities in a margin account and pledging Company securities as collateral for a loan. This does not apply to the exercise of employee stock options.
Repricing policy
Principal has not repriced underwater stock options, and we will not do so without shareholder approval.
Clawback policy
The Committee has adopted a mandatory compensation recovery policy to comply with Section 10D of the Securities Exchange Act of 1934 and related Nasdaq Stock Market rules. The mandatory compensation recovery policy applies to our Section 16 Officers, including our Named Executive Officers, and requires repayment of certain incentive-based compensation erroneously awarded based on incorrect financial information that requires an accounting restatement. The Committee has also adopted a discretionary compensation recovery policy that more broadly applies to all senior executives, including Section 16 Officers. That policy aligns its restatement-related terms with the mandatory compensation recovery policy, but the Committee retains discretion to apply its terms. The discretionary compensation recovery policy also permits the Company to recover certain incentive-based compensation for misconduct that caused or could reasonably cause significant financial or reputational harm to the Company, where the Committee determines the executive either engaged in the misconduct or failed in their responsibility to manage, monitor, or report the misconduct or risks giving rise to the misconduct.
Gross-up policy
Our Named Executive Officers do not receive any income tax gross-ups, except that all employees, including the Named Executive Officers, receive an income tax gross-up in connection with benefits provided with relocation.
Human resources committee report
The Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and, based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Jocelyn Carter-Miller	Jonathan S. Auerbach	Roger C. Hochschild	Claudio N. Muruzabal	Blair C. Pickerell	Clare S. Richer
Chair
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Risk assessment of employee incentive plans
The Human Resources Compensation Department and the chief risk officers in the business units annually conduct a review and analysis of the Company’s employee incentive compensation plans to determine whether the plans are reasonably likely to have a material adverse effect on the Company and review their processes and conclusions with the Chief Risk Officer. The following factors, among others, are assessed:
•
Plan design;

•
Performance metrics and quality of goal setting;

•
Administrative procedures, including governance practices;

•
Plan compliance, communications, and disclosures;

•
Potential risks created by the plans;

•
Risk control factors and their effectiveness; and

•
Inherent and residual risk ratings.

Some key factors that mitigate risks to the Company related to its incentive plans are the Company’s stock ownership guidelines for the Named Executive Officers, mandatory and discretionary compensation recovery policies, the anti-hedging policy, and the Human Resources Committee’s ability to exercise its judgment in evaluating the quality of performance achievements when determining earned compensation.
A summary of the assessment process and conclusions is reviewed annually with the Committee. Based on this review, the Company has determined each year that its employee incentive compensation plans are designed to encourage behaviors that create and maintain shareholder value, do not encourage excessive risk, and are not reasonably likely to have a material adverse effect on the Company.
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Proposal two—advisory vote to approve executive compensation
Summary compensation table
The following table sets forth the compensation paid to our Named Executive Officers for services provided to the Company and its subsidiaries during 2022, 2023 and 2024.
Name and principal position	Year	Salary1	Bonus	Stock awards2, 3	Option awards2	Non equity incentive plan compensation4	Changes in pension value and non- qualified deferred compensation earnings5	All other compensation6	Total7
Daniel J. Houston Executive Chairman	2024	$1,088,462	$0	$10,389,399	$0	$3,836,827	$790,074	$333,422	$16,438,184
	2023	$1,038,462	$0	$9,661,687	$0	$3,310,096	$765,298	$343,285	$15,118,828
	2022	$1,000,000	$0	$8,540,764	$0	$3,150,000	$598,475	$514,910	$13,804,149
Deanna D. Strable-Soethout President and Chief Executive Officer	2024	$784,039	$0	$3,905,605	$0	$1,606,652	$0	$136,314	$6,432,610
	2023	$720,538	$0	$3,351,666	$0	$1,224,915	$678,864	$131,969	$6,107,952
	2022	$686,385	$0	$2,323,577	$0	$1,008,985	$0	$196,651	$4,215,598
Joel M. Pitz8 Interim Chief Financial Officer	2024	$409,615	$0	$1,043,283	$0	$338,834	$0	$44,108	$1,835,840
	2023
	2022
Kamal Bhatia President and CEO, Principal Asset Management	2024	$547,423	$0	$2,534,017	$0	$2,160,712	$0	$30,085	$5,272,237
	2023
	2022
Amy C. Friedrich, President, Benefits and Protection	2024	$684,385	$0	$2,462,362	$0	$1,222,311	$0	$65,146	$4,434,204
	2023	$661,615	$0	$2,393,957	$0	$1,237,221	$371,034	$74,183	$4,738,010
	2022	$623,615	$0	$1,968,641	$0	$864,331	$0	$46,929	$3,503,516
Christopher J. Littlefield President, Retirement Income Solutions	2024	$665,385	$0	$2,394,470	$0	$1,313,469	$129,167	$121,790	$4,624,281
	2023
	2022

1
Includes 2024 salary deferred into the qualified 401(k) Plan, Excess Plan and NQDC Plan, as shown below (information on deferrals for 2023 was included in last year’s proxy statement):

Named Executive Officer	401(k) employee contribution	Excess/NQDC plan employee contributions	Total employee contributions
Houston	$26,885	$87,077	$113,962
Strable-Soethout	$45,522a	$78,404	$123,926
Pitz	$6,923	$32,769	$39,692
Bhatia	$30,500	$4,038	$34,538
Friedrich	$39,839a	$67,924	$107,763
Littlefield	$19,500a	$53,231	$72,731

a
In addition to 401(k) salary deferrals, Mses. Strable-Soethout and Friedrich and Mr. Littlefield made voluntary after-tax contributions.

2
Amounts represent the grant-date fair value of Option awards granted in 2022, 2023, and 2024 under the ICP. Values in respect of Options, PSUs and RSUs were determined in accordance with Topic 718, and the assumptions made in calculating them can be found in Note 22 of the Notes to the Consolidated Financial Statements in Item 8 of our 2024 Form 10-K.

3
PSUs will be earned and paid in shares of Common Stock only if performance requirements are met or exceeded. The PSUs are eligible for dividend equivalents, and the dividend equivalents are subject to the same performance requirements as the corresponding PSUs and are only

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Proposal two—advisory vote to approve executive compensation earned if the performance measures are met or exceeded. The maximum payout for the 2022, 2023, and 2024 PSUs is 180% of the target number of PSUs. If the PSUs granted in 2024 are earned at the maximum payout, the grant date value of such PSUs would be increased by the amount shown in the following table. The table below shows the maximum payouts for the 2024 Performance Awards included in this column of the “Summary Compensation Table.”
Named Executive Officer	Grant date values assuming payout at maximum
Houston	$5,698,000
Strable-Soethout	$2,142,013
Pitz	$352,804
Bhatia	$1,389,748
Friedrich	$1,350,462
Littlefield	$1,313,227

4
The amounts shown represent annual incentive compensation awards earned in 2024 and paid in 2025 and include the following amounts deferred into the qualified 401(k) Plan, Excess Plan and NQDC Plan:

Named Executive Officer	Employee contributions on incentive pay
Houston	$310,138
Strable-Soethout	$486,172
Pitz	$15,746
Bhatia	$864,285
Friedrich	$10,780
Littlefield	$141,208

5
The amounts accrued each year differ from the amount accrued in prior years due to increases in age, service, and pay. The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made to the executive. Assumptions underlying the determination of the amount of increase in actuarial value for both the qualified and non-qualified pension plans are disclosed on page 68-69. Changes in these assumptions and compensation changes will impact this value annually. There are no above-market earnings on deferred compensation. For Mses. Strable-Soethout and Friedrich, the 2024 Change in Pension Values are (158,455) and (54,280) respectively. For Mr. Pitz, the 2024 change in Pension Value is (8,755). Pursuant to SEC reporting rules, a negative Change in Pension Value is reported in the Summary Compensation Table as a zero. Mr. Bhatia is not eligible for the pension plan.

6
All Other Compensation for the Named Executive Officers consists of the following:

Named Executive Officer	Perquisites & other personal benefitsa	Principal contributions to defined contribution plansb	Total
Houston	$69,509	$263,913	$333,422
Strable-Soethout	$15,776	$120,537	$136,314
Pitz	$7,473	$36,635	$44,108
Bhatia	$12,835	$17,250	$30,085
Friedrich	$8,746	$56,400	$65,146
Littlefield	$16,155	$105,635	$121,790

a
Represents the incremental aggregate cost to Principal for all perquisites provided during the year, including the value of an annual physical examination, business spousal travel, and gifts given to all sales conference attendees. Mr. Houston’s information includes $29,492 associated

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Proposal two—advisory vote to approve executive compensation with his use of the Company’s corporate aircraft for limited personal travel, representing the operating cost to the Company. In addition, we have included director fees for Ms. Strable-Soethout and Mr. Bhatia for serving on the boards of certain international affiliates.
b
The amounts shown below are the Company’s matching contributions to the 401(k) Plan and the Excess Plan. The Excess Plan’s matching contributions are also included in the Company’s contributions in the Non-Qualified Deferred Compensation table on page 69.

Named executive officer	401(k) matching contribution made by principal	Excess plan matching contribution made by principal	Total
Houston	$17,250	$246,663	$263,913
Strable-Soethout	$17,250	$103,287	$120,537
Pitz	$17,250	$19,385	$36,635
Bhatia	$17,250	$0	$17,250
Friedrich	$17,250	$39,150	$56,400
Littlefield	$17,250	$88,385	$105,635

7
Sum of the total dollar value of the other columns in this table.

8
Mr. Pitz became Interim Chief Financial Officer in August 2024. While Mr. Pitz received a one-time equity award of  $400,000 with a 3-year cliff vesting schedule, his total compensation opportunity was not adjusted as a result of his role as Interim Chief Financial Officer.

Grants of plan-based awards for fiscal year end December 31, 2024
		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards3			All other stock awards: number of shares of stock	Other option awards: number of securities underlying options4	Exercise price or base price of option awards ($/Sh)5	Grant date fair value of stock and option awards6
Name	Grant date1	Threshold	Target	Maximum2	Threshold	Target	Maximum
Houston		$0	$4,081,731	$12,245,192
	02/26/2024				17,782	88,909	160,036				$7,122,500
	02/26/2024							38,104			$3,052,511
Strable-Soethout		$0	$1,709,204	$5,127,612
	02/26/2024				6,685	33,423	60,161				$2,677,517
	02/26/2024							14,324			$1,147,496
Pitz		$0	$327,692	$983,077
	02/26/2024				1,101	5,505	9,909				$441,006
	02/26/2024							2,359			$188,979
	08/20/2024							5,183			$400,024
Bhatia		$0	$2,419,610	$7,258,831
	02/26/2024				4,337	21,685	39,033				$1,737,185
	02/26/2024							9,294			$744,542
Friedrich		$0	$1,368,769	$4,106,308
	02/26/2024				4,214	21,072	37,930				$1,688,078
	02/26/2024							9,031			$723,473
Littlefield		$0	$1,330,769	$3,992,308
	02/26/2024				4,098	20,491	36,884				$1,641,534
	02/26/2024							8,782			$703,526
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Proposal two—advisory vote to approve executive compensation

1
The Human Resources Committee approved 2024 RSU and PSU grants for Messrs. Houston, Bhatia, Littlefield and Pitz, and Mses. Strable-Soethout and Friedrich on February 26, 2024. Mr. Pitz received a grant of  $400,000 RSUs on August 20, 2024 upon taking on the Interim Chief Financial Officer role.

2
The maximum award shown is the maximum aggregate award payable under the PrinPay Plan for the Named Executive Officers.

3
These columns reflect PSUs granted on February 26, 2024. These PSUs will vest, if at all, according to the 2024-2026 PSU performance scale outlined on page 56, subject to continued employment through the end of the performance period. The maximum payout for the 2024 PSUs is 180% of the target number of PSUs.

4
Amounts represent the grant date fair value of the award determined in accordance with Topic 718. All assumptions made in calculating the aggregate fair value can be found in Note 22 of the Notes to the Consolidated Financial Statements included in Item 8 of our 2024 Form 10-K.

5
The per-share option exercise price is the closing price of the common stock on the date of grant.

6
Represents the grant date fair value of the award at target.

Outstanding equity awards at fiscal year end December 31, 2024
	Option awards					Stock awards
Name	Grant date	Number of securities underlying unexercised options exercisable1	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested2	Market value of shares or units of stock that have not vested	Equity incentive plan awards number of unearned shares, units, or other rights that have not vested3	Equity incentive plan awards, market or payout value of unearned shares, units or other rights that have not vested4
Houston	02/26/2018	227,275	0	$63.98	02/26/2028
	02/24/2020	133,990	0	$51.73	02/24/2030
	03/05/2021	272,815	0	$58.68	03/05/2031
	03/01/2022					39,579	$3,063,784
	03/07/2022							89,169	$6,902,572
	02/27/2023					34,265	$2,652,447	79,951	$6,189,015
	02/26/2024					39,457	$3,054,343	92,065	$7,126,775
Strable- Soethout	02/23/2015	21,780	0	$51.33	02/23/2025
	02/22/2016	68,040	0	$37.38	02/22/2026
	02/27/2017	50,475	0	$62.78	02/27/2027
	02/26/2018	55,140	0	$63.98	02/26/2028
	02/25/2019	81,880	0	$53.09	02/25/2029
	02/24/2020	92,000	0	$51.73	02/24/2030
	03/05/2021	64,330	0	$58.68	03/05/2031
	02/28/2022					10,626	$822,533
	03/07/2022							23,944	$1,853,428
	02/27/2023					11,886	$920,130	27,735	$2,146,998
	02/26/2024					14,833	$1,148,184	34,610	$2,679,123
Pitz	02/28/2022					1,767	$136,788
	03/07/2022							3,982	$308,247
	02/27/2023					1,904	$147,354	4,442	$343,825
	02/26/2024					2,443	$189,093	5,700	$441,270
	08/20/2024					5,277	$408,514
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	Option awards					Stock awards
Name	Grant date	Number of securities underlying unexercised options exercisable1	Number of securities underlying unexercised options unexercisable	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested2	Market value of shares or units of stock that have not vested	Equity incentive plan awards number of unearned shares, units, or other rights that have not vested3	Equity incentive plan awards, market or payout value of unearned shares, units or other rights that have not vested4
Bhatia	02/28/2022					9,275	$717,946
	03/07/2022							20,899	$1,617,792
	02/27/2023					7,138	$552,576	16,656	$1,289,344
	02/26/2024					9,624	$744,989	22,455	$1,738,228
Friedrich	02/26/2018	35,680	0	$63.98	02/26/2028
	02/25/2019	64,750	0	$53.09	02/25/2029
	02/24/2020	73,260	0	$51.73	02/24/2030
	03/05/2021	45,265	0	$58.68	03/05/2031
	02/28/2022					9,003	$696,908
	03/07/2022							20,285	$1,570,262
	02/27/2023					8,490	$657,200	19,810	$1,533,522
	02/26/2024					9,352	$723,908	21,820	$1,689,091
Littlefield	02/24/2020	51,285	0	$51.73	02/24/2030
	03/05/2021	31,550	0	$58.68	03/05/2031
	02/28/2022					8,833	$683,770
	03/07/2022							19,903	$1,540,769
	02/27/2023					8,249	$638,532	19,248	$1,489,963
	02/26/2024					9,094	$703,948	21,218	$1,642,519

1
All options vest in three equal installments on the first, second, and third anniversaries of the grant date. Each of these options is also subject to accelerated vesting in certain events, such as the Named Executive Officer’s death, disability, or retirement (awards granted prior to January 1, 2016), or upon the occurrence of a Change of Control.

2
All RSUs vest on the third anniversary of the grant date.

3
PSUs granted in 2022 are disclosed at 88% of target in accordance with ASC Topic 718. The PSUs granted in 2023 have a three-year performance period and are subject to continued performance through December 31, 2025. The PSUs granted in 2024 have a three-year performance period and are subject to continued performance through December 31, 2026. They will pay out based on performance against certain non-GAAP ROE and OM targets with an RTSR modifier, but only if either the non-GAAP ROE or pre-tax operating income threshold performance measure is met as approved by the Human Resources Committee.

4
Assumes a stock price of  $77.41 per share, the closing price of a share of common stock on the last trading day of the year, December 31, 2024, reported for the Nasdaq.

Named Executive Officers may defer PSUs that are earned and would otherwise be paid shortly after the performance period. Annual cash incentive awards, as shown in the Non-Equity Incentive Compensation column of the Summary Compensation Table, may also be deferred into the Excess and NQDC Plans.
2025 proxy statement	65

Proposal two—advisory vote to approve executive compensation
Option exercises and stock vested
The following table provides information concerning the exercise of stock options and the vesting of RSUs and PSUs during 2024 for each Named Executive Officer on an aggregated basis.
Name	Option awards number of shares acquired on exercise	Value realized on exercise1	Stock awards number of shares acquired on vesting	Value realized on vesting2
Houston	0		89,169	$7,589,174
Strable-Soethout	0		23,944	$2,037,874
Pitz	0		7,519	$625,370
Bhatia	10,530	$232,228	27,673	$2,327,340
Friedrich	23,575	$755,369	20,285	$1,726,456
Littlefield	0		19,903	$1,693,944

1
Represents the difference between the market price of the underlying shares of common stock on the date of exercise and the exercise price of the exercised option.

2
Represents the market value of PSUs granted in 2022 that settled on February 24, 2025, at $85.11 upon Committee approval of the final performance modifier of 88% and the market value of RSUs granted in 2021 that vested on February 5, 2024 at $80.99.

Pension plan information
Our Named Executive Officers (other than Mr. Bhatia) participate in the Company’s Pension Plan as described below. As of January 1, 2024, Pension Plan participants earn benefits under the following Cash Balance Formula:
	Annual pay credit
Age + service years (points)	Contribution on all pay	Contribution on pay above social security wage limit
<40	3.00%	1.50%
40-59	4.00%	2.00%
60-79	5.50%	2.75%
80 or more	7.00%	3.50%
For participants with compensation over Internal Revenue Service Limits, The Nonqualified Defined Benefit Plan provides benefits using the same formula on compensation above those limits.
Participants who entered the Pension Plan prior to January 1, 2002, also earned benefits under legacy pension formulas through December 31, 2022. Future benefits are earned under the Cash Balance Formula disclosed in the table at the beginning of this section.
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Proposal two—advisory vote to approve executive compensation
The following provides details on individual Named Executive Officer Pension Plan benefits:
Named Executive Officer	Benefit earned after 2022	Legacy pension	Benefit that will be paid
Houston	Cash Balance	Yes. Greater of the benefit under the Traditional Formula or Cash Balance Formula.	Cash Balance Benefit earned starting in 2023, plus the greater of the Traditional or Cash Balance Benefit earned prior to 2023.
Strable-Soethout	Cash Balance	Yes. Greater of the benefit under the Traditional Formula or Cash Balance Formula.	Cash Balance Benefit earned starting in 2023, plus the greater of the Traditional or Cash Balance Benefit earned prior to 2023.
Pitz	Cash Balance	Yes. Greater of the benefit under the Traditional Formula or Cash Balance Formula.	Cash Balance Benefit earned starting in 2023, plus the greater of the Traditional or Cash Balance Benefit earned prior to 2023.
Bhatia	N/A	N/A	N/A
Friedrich	Cash Balance	Yes. Greater of the benefit under the Traditional Formula or Cash Balance Formula.	Cash Balance Benefit earned starting in 2023, plus the greater of the Traditional or Cash Balance Benefit earned prior to 2023.
Littlefield	Cash Balance	N/A	Cash Balance Benefit.
Legacy pension benefits (accruals ceased December 31, 2022)
For Named Executive Officers who entered the Pension Plan Prior to January 1, 2002, on the portion of their benefit accrued through December 31, 2022, they will receive the greater of the benefit provided under the Traditional Benefit Formula (disclosed below) or the previous Cash Balance Formula.
Effective January 1, 2023, any additional benefits earned will be determined according to the Cash Balance Formula shown in the beginning of this section. When paid, the Named Executive Officer’s total benefit will be determined based on the greater of the legacy Traditional Pension or the previous Cash Balance Benefit (for their benefit accrued before 2023), plus the Cash Balance Benefit earned on or after January 1, 2023.
The legacy Traditional Pension Formula is 35% of Average Compensation below the Integration Level1 plus 55% of Average Compensation above the Integration Level.
Non-qualified defined benefit
The NQDB legacy benefit formula for Named Executive Officers hired before January 1, 2002, is the same as the legacy Traditional Pension Formula, without regard to Tax Code Limits, and is reduced by the benefit provided under legacy Traditional Benefit under the Pension Plan.
There is a reduction for any benefits paid under the legacy traditional formula that begin before the Named Executive Officer attains the pension plan’s normal retirement age:
•
The early retirement benefit is subsidized if the Named Executive Officer remains employed until early retirement age (age 57 with 10 years of service), which is the earliest date a participant may begin receiving retirement benefits.

•
The subsidized early retirement benefits for participants range from 75% at age 57 to 100% at age 62 for benefits accrued through December 31, 2005. The subsidized early retirement benefits for benefits accrued after December 31, 2005, range from 75% at age 57 to 97% at age 64.

•
If the Named Executive Officer terminates employment before reaching early retirement age, Principal does not subsidize early retirement. In that case, the unsubsidized early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.

1
The Covered Compensation Table in the Tax Code, as updated and published by the IRS annually.

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Proposal two—advisory vote to approve executive compensation
•
Benefits accrued under the legacy Traditional Pension Formula as of December 31, 2005, are eligible for a cost-of-living adjustment (COLA) after retirement payments begin. The plan’s annual COLA is based on 75% of the increase in the Consumer Price Index, if any, during the 12-month averaging period ending September 30th of the previous plan year.

Pension distributions
Named Executive Officers receive an annuity under the traditional benefit formula in the Pension Plan. The qualified cash balance benefit formula in the Pension Plan allows for benefits as an annuity or lump sum. NQDB benefits may be paid as a lump sum at termination/retirement or as an annuity. Distributions may also be allowed at death or a change of control. For Named Executive Officers in the plan prior to January 1, 2010, a mandatory payment occurs at age 65, and they may elect for payments on a specified date between age 60 and 65.
Pension benefits
Named Executive Officer	Plan name	Number of years credited service1	Present value of accumulated benefit at normal retirement age2	Payments during last fiscal year
Houston	Qualified Plan	40	$1,530,754	$0
	NQDB		$18,954,741
Strable-Soethout	Qualified Plan	34	$888,942	$0
	NQDB		$5,114,334
Pitz	Qualified Plan	29	$629,043	$0
	NQDB		$326,754
Bhatia	Qualified Plan	0	$0	$0
	NQDB		$0
Friedrich	Qualified Plan	24	$648,636	$0
	NQDB		$2,267,074
Littlefield	Qualified Plan	4	$88,031	$0
	NQDB		$290,188

1
As of December 31, 2024.

2
Benefit calculations have been made using the following assumptions:

•
Discount rate (for Traditional Benefits paid as an annuity and all cash balance benefits): 4.90% for December 31, 2023, and 5.50% for December 31, 2024.

•
Cost of Living 1.6875% for December 31, 2023 and December 31, 2024.

•
Mortality: PRI-12 White Collar for December 31, 2023 and December 31, 2024.

•
Improvement: SOA MIM2021-v3 model using historical data through 2019 (graduated from 2017) for December 31, 2023 and SOA MIM2021-v4 model using historical data through 2019 (graduated from 2017) for December 31, 2024.

•
Convergence: 11-year convergence to SSA Trustees Report 2023 Intermediate (Alternative II) scenario with no special COVID impacts for December 31, 2023 and 11-year convergence to SSA Trustees Report 2024 Intermediate (Alternative II) scenario with no special COVID impacts for December 31, 2024.

Traditional benefits under the qualified DB Plan must be paid as an annuity. Under the NQDB Plan, Named Executive Officers may elect whether benefits will be paid as an annuity or in a single sum payment. Mss. Strable-Soethout (traditional earned prior to 2023), Friedrich, and Mr. Pitz (traditional earned prior to 2023) have elected their NQDB benefit to be paid as an annuity.
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•
Lump Sum Basis Discount Rate (for Traditional Benefit): for those Named Executive Officers who have elected to receive their traditional NQDB benefits in a single lump sum payment (Mr. Houston), the present value of their Traditional NQDB benefits has been determined using a discount rate as follows: For December 31, 2023, 8.40%. For December 31, 2024, 8.65%.

•
Mr. Littlefield has elected his Cash Balance benefit to be paid in a single lump sum. Ms. Strable-Soethout and Mr. Pitz have elected their Cash Balance benefit earned after 2022 to be paid in a single lump sum.

•
Lump Sum Mortality: For December 31, 2023, and December 31, 2024, IRS 417(e)(3) mortality at decrement.

•
Cost of living increase: 1.6875% for December 31, 2023, and December 31, 2024.

•
Retirement age of 65 for all participants; and

•
Cash balance interest for participants crediting rate of 5.0% for December 31, 2023, and December 31, 2024, if hired before July 1, 2019. If hired on or after July 1, 2019, the plan provides a fixed 4% interest credit.

Non-qualified deferred compensation (excess and NQDC plans)
Named Executive Officer	Named executive contributions in last fiscal year1	Principal contributions in last fiscal year2	Aggregate earnings in last fiscal year	Aggregate withdrawals/ distributions	Aggregate balance at last fiscal year end4
Houston	$351,885	$246,663	$1,543,369	$0	$13,112,312
Strable-Soethout	$445,878	$103,287	$1,225,456	$0	$8,860,823
Pitz	$32,769	$19,385	$87,561	$0	$645,156
Bhatia3	$639,946	$0	$283,943	$0	$2,673,709
Friedrich	$67,923	$39,150	$99,160	$0	$927,493
Littlefield	$140,846	$88,385	$116,420	$0	$913,915

1
The amounts shown as “Named Executive Contributions” have either been included in the Salary column of the Summary Compensation Table on page 61 or represent annual incentive payment deferrals earned in 2023 and credited to the Named Executive Officers’ accounts during 2024.

2
The amounts shown as “Principal Contributions” are included in the “All Other Compensation Column” of the Summary Compensation table on page 61.

3
Mr. Bhatia is eligible for the NQDC Plan. All other NEOs are eligible for the Excess Plan.

4
The end of year 2024 aggregate balances include the following deferrals and matching contributions from years prior to 2023:

Named Executive Officer	Employee deferral prior to 1/1/2024	Principal match prior to 1/1/2024	Total
Houston	$3,509,279	$2,407,538	$5,916,817
Strable-Soethout	$4,208,575	$884,101	$5,092,676
Pitz1	$231,458	$93,708	$325,166
Bhatia	$1,625,972	$0	$1,625,972
Friedrich	$322,960	$218,193	$541,153
Littlefield	$314,750	$179,255	$494,005

1
Due to the transition of administrative services occurring in 2013, an assumption on Mr. Pitz’s deferral and company contribution for the period prior to 1/1/2014 was necessary. Specifically, Mr. Pitz’s gross contribution to the Excess Plan for 2013 was $35,870. Using the relevant plan provisions, the breakout between deferral and company contributions was approximated and the respective amounts included in the totals ($20,497 employee deferral and $15,373 match for 2013).

2025 proxy statement	69

Proposal two—advisory vote to approve executive compensation
Qualified 401(k) plan, excess plan and NQDC plan
Plan feature	Qualified 401(k) plan	Excess plan (All NEOs except Bhatia)	NQDC Plan (Bhatia)
Deferrals	1-50% of base salary and up to 100% of annual incentive compensation awards (1-100% of base pay if not contributing to the Excess Plan) up to the limits imposed by the Tax Code. Additionally, up to $20,000 in voluntary after-tax contributions can be contributed each calendar year.	1-50% of base salary and up to 100% of annual incentive compensation awards.	Same as Excess Plan
Investment options	There are numerous investment options. Investment and investment return are based on the Named Executive Officer’s direction.	The investment options represent “phantom” units tied to the results of the reference funds listed on page 71. Investment and investment return are based on the Named Executive Officer’s direction.	The investment options represent “phantom” units tied to the results of the reference funds listed on page 72-73. Investment and investment return are based on the Named Executive Officer’s direction.
Distributions	Allowed at various times including termination, death, and disability.	Allowed at various times including termination, death, specified date, change of control, unforeseen emergency, and mandatory payment at age 65.	Allowed at various times including termination, death, specified date, change of control and unforeseen emergency.
Vesting	Three-year cliff	Immediate	Same as Excess Plan
70	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
The following are the investment options available to all participants in the Excess Plan; each option represents “phantom” units tied to the listed funds (parenthesized information indicates share class):
Investment option	1 Year rate of return (12/31/2024)
Principal Blue Chip Fund (R6)	21.64%
Principal Equity Income Fund (Institutional)	15.46%
Principal LargeCap S&P 500 Index Fund (Institutional)	24.83%
Principal LargeCap Growth I Fund (R6)	25.12%
Principal MidCap Fund (R6)	20.1%
Principal MidCap S&P 400 Index Fund (R6)	13.7%
Principal SmallCap Value II Fund (R6)	5.02%
Principal SmallCap S&P 600 Index Fund (R6)	8.51%
Principal SmallCap Growth I Fund (R6)	13.89%
Principal Real Estate Securities Fund (R6)	5.51%
Principal Origin Emerging Markets Fund (R6)	6.24%
Principal Diversified International Fund (R6)	5.0%
Principal International Equity Index Fund (R6)	3.47%
Principal LifeTime Hybrid 2015 Fund (R6)	7.55%
Principal LifeTime Hybrid 2020 Fund (R6)	8.44%
Principal LifeTime Hybrid 2025 Fund (R6)	9.33%
Principal LifeTime Hybrid 2030 Fund (R6)	10.49%
Principal LifeTime Hybrid 2035 Fund (R6)	11.82%
Principal LifeTime Hybrid 2040 Fund (R6)	13.58%
Principal LifeTime Hybrid 2045 Fund (R6)	14.83%
Principal LifeTime Hybrid 2050 Fund (R6)	15.85%
Principal LifeTime Hybrid 2055 Fund (R6)	15.82%
Principal LifeTime Hybrid 2060 Fund (R6)	15.85%
Principal LifeTime Hybrid 2065 Fund (R6)	15.92%
Principal LifeTime Hybrid 2070 Fund (R6)	15.84%
Principal LifeTime Hybrid Income Fund (R6)	7.39%
Principal Core Plus Bond Fund (Institutional)	0.91%
Principal Inflation Protection Fund (Institutional)	1.66%
Principal Government & High-Quality Bond Fund (Institutional)	0.61%
Principal Bond Market Index Fund (Institutional)	1.16%
Principal Financial Group, Inc. Employer Stock Fund	2.02%
Principal Diversified Real Asset Fund (R6)	3.14%
Principal Select Stable Value Fund	2.29%
2025 proxy statement	71

Proposal two—advisory vote to approve executive compensation
The following are the investment options available to all participants in the NQDC Plan; each option represents “phantom” units tied to the listed funds (parenthesized information indicates share class):
Investment option	1 Year rate of return (12/31/2024)
Principal Short-Term Income Fund (Institutional)	5.11%
Principal Government Money Market Fund (R6)	5.17%
Principal Finisterre Emerging Markets Total Return Bond Fund (Institutional)	7.40%
Principal Diversified Income Fund (R6)	5.45%
Principal High Yield Fund (R6)	7.54%
Principal Bond Market Index Fund (Institutional)	1.16%
Principal Core Fixed Income Fund (R6)	1.59%
Principal Government & High Quality Bond Fund (Institutional)	0.61%
Principal Inflation Protection Fund (Institutional)	1.66%
Principal Core Plus Fund (Institutional)	0.91%
Principal Diversified Real Asset Fund (R6)	3.14%
Principal SAM Conservative Balanced Fund (Institutional)	8.81%
Principal SAM Balanced Portfolio (Institutional)	12.60%
Principal SAM Conservative Growth Portfolio (Institutional)	15.18%
Principal LifeTime Hybrid Income Fund (R6)	7.39%
Principal LifeTime Strategic Income Fund (Institutional)	6.65%
Principal LifeTime 2015 Fund (Institutional)	6.69%
Principal LifeTime Hybrid 2015 Fund (R6)	7.75%
Principal LifeTime 2020 Fund (Institutional)	7.43%
Principal LifeTime Hybrid 2020 Fund (R6)	8.44%
Principal LifeTime 2025 Fund (Institutional)	8.17%
Principal LifeTime Hybrid 2025 Fund (R6)	9.33%
Principal LifeTime 2030 Fund (Institutional)	9.05%
Principal LifeTime Hybrid 2030 Fund (R6)	10.49%
Principal LifeTime 2035 Fund (Institutional)	10.15%
Principal LifeTime Hybrid 2035 Fund (R6)	11.82%
Principal LifeTime 2040 Fund (Institutional)	11.52%
Principal LifeTime Hybrid 2040 Fund (R6)	13.58%
Principal LifeTime 2045 Fund (Institutional)	12.53%
Principal LifeTime Hybrid 2045 Fund (R6)	14.83%
Principal LifeTime 2050 Fund (Institutional)	13.28%
Principal LifeTime Hybrid 2050 Fund (R6)	15.85%
Principal LifeTime 2055 Fund (Institutional)	13.32%
Principal LifeTime Hybrid 2055 Fund (R6)	15.82%
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Proposal two—advisory vote to approve executive compensation
Investment option	1 Year rate of return (12/31/2024)
Principal LifeTime 2060 Fund (Institutional)	13.29%
Principal LifeTime Hybrid 2060 Fund (R6)	15.85%
Principal LifeTime 2065 Fund (Institutional)	13.27%
Principal LifeTime Hybrid 2065 Fund (R6)	15.92%
Principal LifeTime 2070 Fund (Institutional)	13.25%
Principal LifeTime Hybrid 2070 Fund (R6)	15.84%
Principal LifeTime Hybrid 2070 Fund (Institutional)	15.76%
Principal SAM Strategic Growth Portfolio (Institutional)	16.90%
Principal SAM Flexible Income Portfolio (Institutional)	6.61%
Principal Equity Income Fund (Institutional)	15.46%
Principal LargeCap Value III Fund (Institutional)	14.50%
Principal Capital Appreciation Fund (Institutional)	26.22%
Principal LargeCap S&P 500 Index Fund (Institutional)	24.83%
Principal Blue Chip Fund (R6)	21.64%
Principal LargeCap Growth I Fund (R6)	25.12%
Principal Small-Mid Cap Dividend Income Fund (R6)	11.11%
Principal MidCap S&P 400 Index Fund (R6)	13.70%
Principal MidCap Growth Fund (Institutional)	22.51%
Principal SmallCap Value II Fund (R6)	5.02%
Principal SmallCap Fund (R6)	7.11%
Principal SmallCap S&P 600 Index Fund (R6)	8.51%
Principal SmallCap Growth I Fund (R6)	13.89%
Principal Real Estate Securities Fund (R6)	5.51%
Principal Global Emerging Markets Fund (R6)	6.24%
Principal Diversified International Fund (R6)	5.00%
Principal International Equity Index Fund (R6)	3.47%
Principal International Equity Fund (R6)	7.74%
Principal Global Multi-Strategy Fund (R6)	8.95%
Principal International Small Company Fund (R6)	1.05%
Principal Spectrum Preferred and Capital Sec Income Fund (R6)	9.81%
2025 proxy statement	73

Proposal two—advisory vote to approve executive compensation
Severance plans
All of our Named Executive Officers are eligible for severance under the Company’s executive severance plan if they are terminated because of layoffs, position elimination, or similar reasons. They are not eligible for severance benefits if they take a comparable job with the Company, fail to sign a release of claims against the Company, and/or for other specified reasons. The benefits payable under the severance plan are as follows:
Named Executive Officer	Lump sum severance payment calculated as follows:
Houston	The sum of the following three components: an amount equal to two times annual base salary; an amount equal to two times the average amount of the bonuses paid for the last three complete calendar years; and an amount equal to two years of health benefits premiums, intended to compensate the CEO for COBRA premiums.
Strable-Soethout	The sum of the following three components: an amount equal to one and a half times the annual base salary; an amount equal to one and a half times the average amount of the bonuses paid for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
Pitz	The sum of the following three components: an amount equal to one and a half times the annual base salary; an amount equal to one and a half times the average amount of the bonuses paid for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
Bhatia	The sum of the following three components: an amount equal to one and a half times the annual base salary; an amount equal to one and a half times the average amount of the bonuses paid for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
Friedrich	The sum of the following three components: an amount equal to one and a half times the annual base salary; an amount equal to one and a half times the average amount of the bonuses paid for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
Littlefield	The sum of the following three components: an amount equal to one and a half times the annual base salary; an amount equal to one and a half times the average amount of the bonuses paid for the last three complete calendar years; and an amount equal to one and a half years of health benefits premiums, intended to compensate for COBRA premiums.
In circumstances in which the severance plan does not apply, the Human Resources Committee would determine whether any severance benefits would be paid to Messrs. Houston, Pitz, Bhatia, and Littlefield, and Mses. Strable-Soethout and Friedrich.
The following table illustrates the severance or contractual benefits that the Named Executive Officers would have received had they qualified for such benefits on December 31, 2024.
Named Executive Officer	Severance	Outplacement services	COBRA reimbursement	Total
Houston	$10,556,731	$40,000	$40,560	$10,637,291
Strable-Soethout	$4,462,500	$40,000	$25,779	$4,528,279
Pitz	$1,134,000	$40,000	$24,682	$1,198,682
Bhatia	$4,549,875	$40,000	$43,238	$4,633,113
Friedrich	$2,597,286	$40,000	$43,238	$2,680,524
Littlefield	$2,647,788	$40,000	$43,238	$2,731,026
74	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
Change of control employment agreements
We have a Change of Control Employment Agreement with each of the Named Executive Officers. These agreements provide market-based protections and do not provide excess tax gross ups. The agreements have an initial term of two years and automatically renew for successive one-year periods unless we provide a notice electing not to extend the term. If during the term of these agreements a Pre-Change of Control Event or a Change of Control occurs (each term as defined below), the term of the agreements will extend until the second anniversary of a Change of Control. These agreements provide that if payments upon termination of employment related to a Change of Control would be subjected to the excise tax imposed by Section 4999 of the Tax Code, and if reducing the amount of the payments would result in greater benefits to the Named Executive Officer (after taking into consideration the payment of all income and excise taxes that would be owed as a result of the Change of Control payments), we will reduce the Change of Control payments by the amount necessary to maximize the benefits received, determined on an after-tax basis.
The benefits provided under these agreements will be available to the Named Executive Officers upon a Change of Control if their employment is terminated following or in connection with a Pre-Change of Control Event, or if any third party ends or adversely changes the terms and conditions of their employment. For a termination or change in employment prior to a Change of Control, such termination or change in employment is deemed to have occurred immediately following the date on which a Change of Control occurs, rather than at the time the termination or change in employment actually occurs.
Under these agreements, a Pre-Change of Control Event means:
•
An offer that would result in a third party owning 40% or more of the Company’s voting securities;

•
A proxy solicitation or contest for the election of one or more members of the Company’s Board; or

•
An agreement that would result in a Change of Control.

Under these agreements, a Change of Control means:
•
Any person becoming an owner of 40% or more of the Company’s Common Stock;

•
Directors on the Board on the date of the Agreements (or those thereafter nominated for election, or elected to replace such Directors by certain incumbent Directors) are no longer a majority of the Board;

•
A merger, reorganization, consolidation, or similar transaction in which the shareholders of Principal do not continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation; or

•
Approval by the shareholders of Principal of a sale of its assets or a plan of liquidation.

These agreements also provide:
•
That the Named Executive Officers receive specified salary, annual incentive compensation, and benefits for two years following a Change of Control if their employment continues after the Change of Control;

•
That if the successor company (“Successor”) to Principal agrees to issue equity to replace the equity awards the Named Executive Officers received from Principal, the outstanding equity awards will continue or will become equity related to the common stock of the Successor. Any outstanding performance-based equity awards will be converted into time vesting restricted stock or RSUs for Principal stock (or the stock of the Successor). If the Successor does not or cannot agree to such substitution, then any such awards that are not converted will become fully vested, exercisable, and/or distributable upon the Change of Control. In addition, the Agreements and equity award agreements specify that the Committee (as made up immediately prior to the Change of Control) determines whether awards will be settled in cash;

•
For severance and other benefits if the employment of a Named Executive Officer is terminated without “Cause” or by the Named Executive Officer voluntarily for Good Reason. Termination without Cause or by the Named Executive Officer for Good Reason is referred to as a Qualifying Termination; and

•
That all benefits previously accrued by Named Executive Officers under the NQDB and Excess Plans will vest, and be paid in accordance with applicable plan terms.

2025 proxy statement	75

Proposal two—advisory vote to approve executive compensation
The benefits received upon a Change of Control without termination of employment include the current vested account balance in the Excess Plan and the current vested benefit in the NQDB, according to change of control distribution elections on file for these plans.
For purposes of the agreements, Good Reason means negative changes in the terms and conditions of the Named Executive Officer’s employment, consisting of:
•
Failure to pay base salary;

•
Failure to pay the annual bonus or a reduction in annual bonus opportunity;

•
Material adverse change in position, authority, or duties;

•
Material reduction in the aggregate compensation and benefits;

•
Relocation to any office or location more than 50 miles from where the Named Executive Officer worked immediately before the Change of Control;

•
Any material breach of the Change of Control Employment Agreement;

•
Any purported termination the Company claims is for Cause, but fails to satisfy the requirements for a Cause termination; or

•
The failure of the Successor to be bound by the Agreements.

Cause means any one or more of the following:
•
Commission of certain crimes;

•
Misconduct or habitual neglect of duties; or

•
Willful or intentional breach of the Change of Control Employment Agreement.

The benefits to be paid or provided under the agreements if termination occurs for Good Reason or without Cause consist of:
•
Lump sum severance benefits equal to two times the sum of the annual base salary and target annual bonus;

•
Immediate vesting of all stock options, stock appreciation rights, shares of restricted stock, PSAs, PSUs, RSUs, and deferred stock units;

•
A prorated annual bonus for the year of termination minus the amount paid for the bonus at the time of the Change of Control; and

•
The reimbursement for legal fees and other related expenses to enforce the Agreements.

In addition, until the third anniversary of the date of the Named Executive Officer’s termination, he or she and his or her eligible family members will receive medical, prescription drug, dental, vision, group term life insurance, and accidental death and dismemberment coverages comparable to those received by Named Executive Officers whose employment continues.
Pursuant to these agreements, the Named Executive Officers agreed that for one year following a termination of employment that results in the Named Executive Officer receiving the benefits described above, he or she will not work for a competing business, solicit employees or customers, or interfere with the relationships of the Company, its affiliates, and subsidiaries with their employees or customers.
76	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
Potential payments upon termination related to a change of control
The following table describes the potential payments upon involuntary termination without Cause or voluntary termination for Good Reason following a Change of Control. The calculations provided in the table assume:
•
The Change of Control and termination of employment occurred on December 31, 2024;

•
Per share price of the Company’s common stock was $77.41, the closing price as of December 31, 2024, the last trading day of the year.

Named Executive Officer	Cash severance1	Spread on previously unvested options	Value of previously unvested restricted stock & performance shares2	Benefits continuation3	Accelerated pension benefit4	Total termination benefits (before taxes)
Houston	$10,450,000	$0	$29,930,184	$86,829	$0	$40,467,013
Strable-Soethout	$5,950,000	$0	$9,823,149	$82,542	$0	$15,855,691
Pitz	$1,512,000	$0	$2,017,101	$82,542	$0	$3,611,643
Bhatia	$6,066,500	$0	$6,881,438	$105,600	$0	$13,053,538
Friedrich	$4,134,000	$0	$7,085,060	$105,600	$0	$11,324,660
Littlefield	$4,020,000	$0	$6,909,589	$105,600	$0	$11,035,189

1
Cash severance equals two times the sum of base salary and target annual bonus. In addition, the Named Executive Officers would be entitled to a pro rata bonus for the year of termination.

2
Equals the full value of unvested restricted shares and unearned performance shares as of December 31, 2024, where vesting would be accelerated, at a stock price of  $77.41. Performance shares granted in 2022 and 2023 are valued at target, based on Company performance to date as of December 29, 2024.

3
Includes the estimated cost of continued medical, dental, vision, and life insurance coverage for three years after the Named Executive Officer’s termination and outplacement services.

4
Represents the lump sum present value of the accelerated vesting of unvested retirement benefits. All of the Named Executive Officers are fully vested in their pension benefit.

2024 CEO pay ratio
In determining the median employee, we reviewed the base salary and bonus payments for all of the Company’s employees based in the U.S., Chile, Hong Kong, India, Mexico, and the Philippines as of December 31, 2024, other than our CEO. All compensation was converted to U.S. dollars, using the relevant exchange rate for any compensation paid in other currencies. This process resulted in the identification of an employee whose base salary and bonus reflected our compensation practices for a representative employee. This employee works in the U.S.
We calculated the median employee and CEO’s annual total compensation in accordance with Item 4.02 of Regulation S-K, and then added the value of medical benefits and welfare benefits. Adding the value of these benefits to our CEO’s total compensation resulted in a total of  $16,503,308, which differs from his Total Compensation reported in the Summary Compensation Table due to the inclusion of these benefits. The median employee’s annual total compensation was $77,166. Based on this information, for 2024, the ratio of the annual total compensation of the CEO to the annual total compensation of the median employee was 214:1.
2025 proxy statement	77

Proposal two—advisory vote to approve executive compensation
Pay versus performance table
The information below is provided pursuant to the SEC pay versus performance disclosure requirements set forth in Item 402(v) of SEC Regulation S-K, which requires companies to disclose certain information about the relationship between performance and the compensation of Named Executive Officers.
	Summary compensation table total for PEO1		Average summary compensation table total for non-PEO NEOs2,4	Average compensation actually paid to non-PEO NEOs2,3,4	Value of initial fixed $100 investment based on:			Non-GAAP operating earnings (in millions)6
Year		Compensation actually paid to PEO1,3			Total shareholder return	Peer group total shareholder return5	Net income (in millions)6
2024	$16,438,184	$14,201,915	$4,519,834	$4,208,952	$170.59	$173.90	$1,597.9	$1,640.5
2023	$15,118,828	$12,277,460	$5,445,220	$4,620,616	$167.46	$141.43	$670.1	$1,602.8
2022	$13,804,149	$22,337,042	$4,697,081	$6,610,684	$172.34	$128.51	$4,852.2	$1,700.9
2021	$17,566,163	$30,384,681	$5,217,527	$7,526,148	$143.50	$136.28	$1,757.4	$1,847.6
2020	$15,614,418	$9,311,899	$4,508,046	$3,109,284	$94.81	$100.64	$1,428.5	$1,366.4

1
Daniel J. Houston was our Chief Executive Officer in all years reported.

2
During 2024, our non-PEO-NEOs consisted of Deanna D. Strable-Soethout, Kamal Bhatia, Amy C. Friedrich, Christopher J. Littlefield, and Joel M. Pitz. During 2023, our non-PEO NEOs consisted of Deanna D. Strable-Soethout, Patrick G. Halter, Amy C. Friedrich, and Vivek Agrawal. During 2022, our non-PEO NEOs consisted of Deanna D. Strable-Soethout, Patrick G. Halter, Amy C. Friedrich, and Natalie Lamarque. During 2021, our non-PEO NEOs consisted of Deanna D. Strable-Soethout, Patrick G. Halter, Amy C. Friedrich and Renee Schaff. During 2020, our non-PEO NEOs consisted of Deanna D. Strable-Soethout, Patrick G. Halter, Timothy M. Dunbar and Luis Valdes.

3
Adjustments were as follows:

	2024
Adjustments to determine “compensation actually paid” for PEO and non-PEO NEOs	PEO	NEOs
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	$790,074	$25,833
Increase for “Service Cost” for Pension Plans	$369,096	$114,327
Increase for “Prior Service Cost” for Pension Plans	$0	$0
Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	$10,389,399	$2,467,947
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	$0	$0
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year-end	$9,318,582	$2,222,065
Increase for Fair Value of Awards Granted during year that Vest during year	$0	$0
Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	$(1,009,559)	$(221,054)
Increase/deduction for Change in Fair Value from prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	($744,908)	$(152,646)
Deduction of Fair Value of Awards Granted Prior to year that were Forfeited during year	$0	$0
Increase based upon Incremental Fair Value of Awards Modified during year	$0	$0
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	$1,009,993	$220,206
Total Adjustments	$(2,236,269)	$(310,882)

4
Excluding Mr. Pitz, Interim Chief Financial Officer, Non-PEO NEO Average Summary Compensation Table Total would have been $5,190,832, Non-PEO NEO Average Compensation Actually Paid would have been $4,808,484.

78	2025 proxy statement

Proposal two—advisory vote to approve executive compensation
5
Peer Group used is the S&P 500 Financials Index.

6
In 2023, Principal adopted new accounting guidance that required us to recast 2021 and 2022 financial results. Amounts shown were used to determine executive compensation based on accounting policies during the period. Additional details of our implementation of the new accounting guidance can be found in Note 1 of the Notes to the Consolidated Financial Statements in Item 8 of our 2023 Form 10-K.

Pay versus performance—tabular list of most important financial performance measures
Financial performance measures
Non-GAAP Operating Earnings
Non-GAAP Return on Equity
Operating Margin
Pay versus performance relationship disclosure
Compensation actually paid vs. total shareholder return
2025 proxy statement	79

Proposal two—advisory vote to approve executive compensation
Compensation actually paid vs. net income ($M)
Compensation actually paid vs. non-GAAP operating earnings
80	2025 proxy statement

Proposal three—ratification of
independent public accounting firm
Subject to shareholder ratification, the Audit Committee has appointed Ernst & Young LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2025. In order to assure continuing auditor independence, the Audit Committee periodically considers the advisability and potential impact of selecting a different independent external audit firm. Ernst & Young LLP has served as the Company’s independent registered public accountant since it became a publicly traded company in 2001, and Principal Life Insurance Company has used Ernst & Young LLP as its independent registered public accountant for many years prior thereto. Ratification of the appointment of the independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and voting on the matter. If the shareholders do not ratify this appointment, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and our shareholders.
Representatives of Ernst & Young LLP will participate in the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Recommendation The Board of Directors recommends that shareholders vote “For” the ratification of the appointment of Ernst & Young LLP.
Audit fees
The aggregate fees billed by Ernst & Young in 2024 and 2023 for professional services rendered in connection with regulatory audits in accordance with US GAAP, statutory, or foreign accounting principles; consultation on matters addressed during these audits; review of documents filed with regulators including the SEC; other engagements required by statute; or engagements that generally only the Company’s independent registered public accounting firm can reasonably provide, such as comfort letters or consents, were approximately $14,435,000 in 2024 and $14,654,000 in 2023.
Audit-related fees
The aggregate fees billed by the Company’s independent registered public accounting firm in 2024 and 2023 for professional services rendered in connection with audit-related services such as financial statement audits of employee benefit plans, financial statement audits not required by statute or regulation, accounting consultations in connection with proposed transactions or emerging accounting standards, and other attest and related advisory services not required by statute or regulation totaled approximately $3,060,000 in 2024 and $3,642,000 in 2023.
2025 proxy statement	81

Proposal three—ratification of independent public accounting firm
Tax fees
The aggregate fees billed by the Company’s independent registered public accounting firm for professional services rendered in connection with tax services consisting primarily of tax compliance totaled approximately $287,000 in 2024 and $383,000 in 2023. Tax compliance generally involves preparation, assistance, or attestation related to tax filings in various domestic and non-domestic jurisdictions. Tax consultation generally involves assistance in connection with tax audits, filing appeals, and compliance with tax-related regulations.
All other fees
The aggregate fees billed by the Company’s independent registered public accounting firm for professional services rendered in connection with other services totaled approximately $12,000 in 2024 and $16,000 in 2023.
The Audit Committee has adopted a policy on auditor independence that calls for the Committee to preapprove any service the Company’s independent registered public accountant proposes to provide to the Company, its majority owned subsidiaries, employee benefit plans or affiliates which the Company controls or significantly influences. The policy also calls for the Committee to preapprove any audit service any independent auditor proposes to provide to these entities. The purpose of the policy is to ensure that the provision of such services does not impair any auditor’s independence. The policy provides for the general preapproval of specific types of Audit and Audit-related services and fees up to an established individual engagement and annual threshold. The policy requires specific preapproval of all other services. Pursuant to the policy, each quarter, Principal management presents to the Committee a detailed description of each particular service that meets the definition of services that have been generally approved and each service for which specific preapproval is sought, and an estimate of fees for each service. The policy accords the Audit Committee Chair authority to preapprove services and fees for those services that arise between regularly scheduled meetings of the Audit Committee. In considering whether to preapprove the provision of non-audit services by the independent registered public accountant, the Audit Committee will consider whether the services are compatible with the maintenance of the independent registered public accountant’s independence. The Audit Committee does not delegate its responsibilities to preapprove services performed by an independent auditor to management.
The Audit Committee did not approve the services described above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees,” by utilizing the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).
82	2025 proxy statement

Security ownership of certain beneficial owners and management
Except as otherwise indicated below, the following table shows, as of March 10, 2025, beneficial ownership of shares of common stock by (i) the only shareholders known to the Company to beneficially own more than 5% of the outstanding shares of common stock, (ii) each Director, (iii) each Named Executive Officer, and (iv) all current Directors and Executive Officers as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power, or shares such powers with his or her spouse, for the shares set forth opposite his or her name.
Name and address of beneficial owner	Number of shares beneficially owned1	Percent of common stock outstanding
The Vanguard Group2 100 Vanguard Boulevard Malvern, Pennsylvania 19355	28,605,789	12.64%
BlackRock Inc.3 55 East 52nd Street New York, NY 10055	18,885,042	8.35%
Nippon Life Insurance Company4 3-5-12 Imabashi Chuo-ku Osaka, 541-8501, Japan	18,137,000	8.02%
Jonathan S. Auerbach	18,806	*
Mary E. “Maliz” Beams	11,557	*
Jocelyn Carter-Miller	82,060	*
H. Elizabeth Mitchell	7,992	*
Roger C. Hochschild	34,794	*
Scott M. Mills	29,734	*
Claudio N. Muruzabal	10,531	*
Diane C. Nordin	25,203	*
Blair C. Pickerell	33,228	*
Clare S. Richer	15,775	*
Alfredo Rivera	12,585	*
Amy C. Friedrich	287,223	*
Joel M. Pitz5	22,867	*
Daniel J. Houston	954,371	*
Kamal Bhatia	28,553	*
Deanna D. Strable-Soethout6	586,236	*
Christopher J. Littlefield	116,452	*
All Directors and Executive Officers as a group (22 persons)	2,436,811	*
2025 proxy statement	83

Security ownership of certain beneficial owners and management

*
The number of shares represents less than one percent of the number of shares of common stock outstanding.

1
Reflects beneficial ownership of shares which each person named in this table has the right to acquire within 60 days, including, pursuant to previously awarded stock options, RSUs, and performance units that, although scheduled to be paid in shares in more than 60 days, would be paid immediately upon termination of service, as follows: Mr. Auerbach, 18,806.37; Ms. Beams, 11,557.21; Ms. Carter Miller, 81,890.03; Mr. Hochschild, 34,794.13; Mr. Mills, 29,734.21; Ms. Mitchell 7,992.28; Mr. Muruzabal, 10,530.95; Ms. Nordin, 25,202.73; Mr. Pickerell, 33,228.34; Ms. Richer, 15,775.42; Mr. Rivera, 12,585.33; Ms. Friedrich, 218955.00; Mr. Pitz 0.00; Mr. Houston, 634,080.00; Mr. Bhatia, 0.00; Ms. Strable-Soethout, 411,865.00; Mr. Littlefield, 82,835.00 and all other executive officers as a group, 45,910.

2
The information regarding beneficial ownership by The Vanguard Group is based solely on an amended Schedule 13G filed by it with the SEC on February 13, 2024, which provided information as of December 31, 2023. According to the Schedule 13G, Vanguard has sole voting power with respect to 0 shares; shared voting power with respect to 294,283 shares; sole dispositive power with respect to 27,593,075 shares; and shared dispositive power with respect to 1,012,714 shares. The percentage of common stock outstanding has been updated to reflect the outstanding common stock as of December 31, 2024.

3
The information regarding beneficial ownership by BlackRock Inc. is based solely on an amended Schedule 13G filed by it with the SEC on January 26, 2024, which provided information as of December 31, 2023. According to the Schedule 13G, BlackRock has sole voting power with respect to 16,997,292 shares; shared voting power with respect to 0 shares; sole dispositive power with respect to 18,18,885,042 shares; and shared dispositive power with respect to 0 shares. The percentage of common stock outstanding has been updated to reflect the outstanding common stock as of December 31, 2024.

4
The information regarding beneficial ownership by Nippon Life Insurance Company is based solely on a Schedule 13G filed by it with the SEC on February 28, 2008, which provided information as of February 21, 2008. According to the Schedule 13G, Nippon Life has sole voting power with respect to 18,137,000 shares; shared voting power with respect to 0 shares; sole investment power with respect to 18,137,000 shares; and shared investment power with respect to 0 shares. The percentage of common stock outstanding has been updated to reflect the outstanding common stock as of December 31, 2024.

5
Includes shares owned by Mr. Pitz’s spouse.

6
Includes shares owned by Ms. Strable-Soethout’s spouse.

In addition to beneficial ownership of common stock, the Company’s Directors and Executive Officers named in the security ownership table also hold different forms of  “stock units” that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risk as common stock. These units include shares that may be acquired after May 20, 2025, pursuant to previously awarded stock options, RSUs, performance share units and nontransferable accounting entry units such as phantom stock units issued pursuant to Company stock-based compensation and benefit plans. The value of such units is the same as the value of the corresponding number of shares of common stock.
See “Compensation of Non-Employee Directors” on pages 35-38 for a discussion of the options and RSUs granted to Directors under the Principal Financial Group, Inc. 2020 Directors Stock Plan and the phantom stock units credited to Directors who participate in the Deferred Compensation Plan for non-employee Directors of Principal Financial Group, Inc. See “Compensation Discussion and Analysis” beginning on page 41 for a discussion of the performance units credited to officers who defer receipt of awards under a long-term performance plan, the options and RSUs granted under the 2021 Stock Incentive Plan, and phantom stock units credited to officers who defer salary into an employer stock fund available under the Excess Plan.
As of March 10, 2025, the Directors and Executive Officers named in the security ownership table hold a pecuniary interest in the following number of units: Mr. Auerbach, 2,460.354; Ms. Beams, 2,460.354; Ms. Carter-Miller, 2,460.354; Ms. Mitchell 2,460.354; Mr. Hochschild, 2,460.354; Mr. Mills, 2,460.354; Mr. Muruzabal, 2,460.354; Ms. Nordin, 2,460.354; Mr. Pickerell, 2,460.354; Ms. Richer, 2,460.354; Mr. Rivera, 2,460.354; Ms. Friedrich, 17,841.464; Mr. Pitz, 9,623.570; Mr. Houston, 75,595.468; Mr. Bhatia, 16,762.240 Ms. Strable-Soethout, 26,718.955; and Mr. Littlefield, 17,342.466.
84	2025 proxy statement

Delinquent Section 16(a) reports
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors, Executive Officers, and persons who own more than 10 percent of a registered class of our equity securities (“Reporting Persons”) to file with the SEC reports of ownership of the Company’s securities and changes in ownership. Reporting Persons are required to provide the Company with copies of all Section 16(a) reports they file. Based on a review of the reports provided to the Company or written representations from Reporting Persons, the Company believes that during the fiscal year ended December 31, 2024, all Section 16(a) reports were filed on a timely basis.
2025 proxy statement	85

Questions and answers about the
annual meeting
How can I attend the 2025 annual meeting?
The 2025 Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the 2025 Annual Meeting only if you were a shareholder of the Company as of the close of business on March 26, 2025 (the “Record Date”), or if you hold a valid proxy for the 2025 Annual Meeting.
You will be able to attend the 2025 Annual Meeting online and submit your questions during the meeting by visiting: www.meetnow.global/M5JRRTH.
To participate in the 2025 Annual Meeting, you will need to review the information included on your notice of internet availability of proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
The online meeting will begin promptly at 9:00 a.m., Central Daylight Time. We encourage you to access the online meeting 10 to15 minutes prior to the start time, leaving ample time for the check in.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the meeting and no later than 5:00 p.m. Eastern Time on Thursday, May 15, 2025. Please follow the registration instructions as outlined below under “How do I register to attend the 2025 annual meeting virtually online?”
How do I register to attend the 2025 annual meeting virtually online?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the 2025 Annual Meeting virtually online. Please follow the instructions on the notice of internet availability of proxy materials or proxy card that you received. If you cannot locate your notice of internet availability of proxy materials or proxy card but would like to attend the meeting, you can enter as a guest.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the 2025 Annual Meeting virtually online. Registration will require you to contact your bank or broker and request a legal proxy which provides proof of your proxy power. Once received, to register to attend the 2025 Annual Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your ownership of Principal Financial Group, Inc. common stock, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Thursday, May 15, 2025. If you do not have a legal proxy but would like to attend the meeting, you can enter as a guest.
Requests for registration should be directed to us at the following:
By email: Forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com.
By mail:
Computershare
Principal Financial Group, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
You will receive a confirmation of your registration by email.
86	2025 proxy statement

Questions and answers about the annual meeting
Why didn’t I receive a copy of the paper proxy materials?
The SEC rules allow companies to notify shareholders that proxy materials are available on the internet and to provide access to those materials via the internet. You may obtain paper copies of the proxy materials free of charge by following the instructions provided in the notice of internet availability of proxy materials.
Why did I receive notice of, and access to, this proxy statement?
The Board is soliciting proxies to be voted at the 2025 Annual Meeting of shareholders to be held on May 20, 2025, at 9:00 a.m., Central Daylight Time, and at any adjournment or postponement of the meeting. The Company will pay all solicitation expenses in connection with the solicitation process. We have engaged Georgeson to assist with the solicitation of proxies for an estimated fee of $22,000.
When the Board asks for your proxy, it must provide you access to proxy materials that contain information required by law. These materials were first made available on the Company’s website on April 7, 2025, and sent to shareholders, on or about April 10, 2025.
What is a proxy?
It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. The Company has designated two of the Company’s officers to act as proxies for the 2025 Annual Meeting: Joel M. Pitz, Interim Chief Financial Officer; and Natalie Lamarque, Executive Vice President, General Counsel, and Secretary.
What will the shareholders vote on at the 2025 annual meeting?
•
Election of four Class III Directors for three-year terms;

•
Advisory approval of our Named Executive Officers’ compensation; and

•
Ratification of the appointment of independent auditors.

Will there be any other items of business on the agenda?
We don’t expect any other items of business, because the deadline for shareholder proposals and nominations has passed. However, if any other matter should properly come before the meeting, the people authorized by proxy will vote according to their best judgment.
Who can vote at the 2025 annual meeting?
Shareholders as of the close of business on the Record Date can vote at the 2025 Annual Meeting.
How many votes do I have?
You will have one vote for every share of Company common stock you owned on the Record Date.
What constitutes a quorum?
One-third of the outstanding shares of common stock as of the Record Date constitutes a quorum for voting on items at the 2025 Annual Meeting. On the Record Date, there were 224,971,715 shares of common stock outstanding. A quorum must be present, through live virtual attendance or by proxy, before any action can be taken at the 2025 Annual Meeting, except an action to adjourn the meeting.
2025 proxy statement	87

Questions and answers about the annual meeting
How many votes are required for the approval of each item?
•
Proposal one. Each nominee for Director will be elected if there are more votes for the nominee than votes against the nominee. Directors are elected by the majority of votes cast in uncontested Director elections;

•
Proposal two. The advisory vote to approve Named Executive Officer compensation will be approved if there are more votes for the proposal than against the proposal; and

•
Proposal three. The appointment of the independent auditors will be ratified if there are more votes cast for the proposal than against the proposal.

•
Abstentions and broker non-votes will be treated as being present at the meeting for determining a quorum but will not be counted as votes for the proposals.

What are broker non-votes?
If your shares are held in a brokerage account, your broker will ask you how you want your shares to be voted. If you give your broker directions, your shares will be voted as you direct. If you do not give directions, the broker may vote your shares on routine items of business, which is Proposal Three. Proxies that are returned by brokers because they did not receive directions on how to vote on non-routine items (Proposals One and Two) are called “broker non-votes.”
How do I vote by proxy?
Shareholders of record may vote by mail, telephone, or online. Shareholders may vote “for,” “against,” or “abstain” from voting for each Director nominee in Proposal One, Proposal Two (the advisory vote to approve Named Executive Officer compensation), and Proposal Three (ratification of the appointment of independent auditors).
•
By mail. Sign and date each proxy or voting instruction card you receive, and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you are signing as a representative (for example, as an attorney in fact, executor, administrator, guardian, trustee, or an officer or agent of a corporation or partnership), indicate your name and your title or capacity. If the stock is held in custody for a minor, the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•
By telephone. Follow the instructions on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. If you vote by telephone, do not return your proxy or voting instruction card.

•
Online. You may vote online at www.investorvote.com/PFG. Follow the instructions provided in the notice of internet availability of proxy materials or on the proxy or voting instruction card. If you vote online, do not return your proxy or voting instruction card.

How do I vote shares that are held by my broker?
If you own shares held by a broker, you may direct your broker or other nominee to vote your shares by following the instructions that your broker provides to you. Most brokers offer voting by mail, telephone, and through the internet.
How do I vote in person?
Because the 2025 Annual Meeting will be held virtually, you will not be able to vote your shares in person. We encourage you to vote in advance of the meeting by mail, telephone, or internet. In addition, you can vote at the virtual 2025 Annual Meeting by using the instructions provided above at “How do I register to attend the 2025 Annual Meeting virtually on the internet?”
88	2025 proxy statement

Questions and answers about the annual meeting
How do I vote my shares held in the Company’s 401(k) plan?
The trustees of the plan will vote your shares in accordance with the directions you provide by voting on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. Shares for which voting instructions are not received are voted in the discretion of the trustees. Voting instructions must be received by 1:00 a.m. Central Daylight Time on May 16, 2025.
How are shares held in the demutualization separate account voted?
We became a public company on October 26, 2001, when Principal Mutual Holding Company converted from a mutual insurance holding company to a stock company (“Demutualization”) and the initial public offering of shares of the Company’s common stock was completed. Principal issued common stock to Principal Life Insurance Company, and Principal Life Insurance Company allocated this common stock to a separate account that was established to fund policy credits received as Demutualization compensation by certain employee benefit plans that owned group annuity contracts. Although Principal Life Insurance Company will vote these shares, the plans may give Principal Life Insurance Company voting directions. A plan may give voting directions by following the instructions on the voting instruction card or the instructions in the message that notified you of the availability of proxy materials. Principal Life Insurance Company will vote the shares as to which it received no direction in the same manner, proportionally, as the shares in the Demutualization separate account for which it has received directions. Voting instructions must be received by 1:00 a.m. Central Daylight Time on May 16, 2025.
Who counts the votes?
Votes will be counted by Computershare Trust Company, N.A.
What happens if I do not vote on an issue when returning my proxy?
If no specific instructions are given, proxies that are signed and returned will be voted as the Board of Directors recommends:
•
“For” the election of all Director nominees;

•
“For” approval of the Named Executive Officers’ compensation; and

•
“For” the ratification of Ernst & Young LLP as the Company’s independent auditors.

How do I revoke my proxy?
If you hold your shares in street name, you must follow the instructions of your broker or bank to revoke your voting instructions. Otherwise, you can revoke your proxy or voting instructions by voting a new proxy or instruction card or by voting during the virtual 2025 Annual Meeting.
2025 proxy statement	89

Questions and answers about the annual meeting
How do I contact the board?
You may contact the Lead Director through the Investor Relations section of the Company’s website at www.principal.com, or by writing to:
Lead Director, c/o Natalie Lamarque
Executive Vice President, General Counsel and Secretary
Principal Financial Group, Inc.
711 High Street
Des Moines, Iowa 50392-0300
All emails and letters received will be categorized and processed by the Company’s Secretary and then sent to the Company’s Lead Director.
How do I submit a shareholder proposal or nominate a director for the 2026 annual meeting?
The Company’s next annual meeting is tentatively scheduled for May 19, 2026. Proposals should be sent to the Company’s Secretary at the principal executive offices of the Company, 711 High Street, Des Moines, IA 50392. To be included in next year’s proxy statement, proposals submitted pursuant to SEC Rule 14a-8 must be received by December 8, 2025. In addition, the Company’s By-Laws provide that any shareholder wishing to propose any other business at the annual meeting must give us written notice between January 20, 2026, and February 19, 2026. That notice must provide other information as described in the Company’s By-Laws, which are on the Company’s website, www.principal.com. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 21, 2026.
For proxy access nominees to be considered at the 2026 Annual Meeting, the nomination notice must be received by the Secretary no earlier than November 8, 2025, and no later than December 8, 2025. Among other things, the notice must include the information and documents described in Section 1.17 of the Company’s By-Laws.
What is “householding?”
We send shareholders of record at the same address one copy of the proxy materials unless we receive instructions from a shareholder requesting receipt of separate copies of these materials.
If you share the same address as other shareholders and would like us to send only one copy of future proxy materials, please contact Computershare Trust Company, N.A. at 866-781-1368, or P.O. Box 43078, Providence, RI 02940-3078. You can also contact Computershare to receive individual copies of all documents.
Where can I receive more information about the Company?
We file reports and other information with the SEC, which are available on the Company’s website at www.principal.com and at https://www.sec.gov/. You may also contact the SEC at 1-800-SEC-0330. The Audit, Finance, Human Resources and Nominating and Governance Committee charters, the Company’s Corporate Governance Guidelines, and the Company’s Global Code of Conduct are also available on the Company’s website, www.principal.com.
The Board urges you to vote by using the internet or telephone or by returning the proxy or voting instruction card.
90	2025 proxy statement

Appendix A
Executive compensation benchmarking study participants
Willis Towers Watson
2023 Financial services executive compensation survey participants
Participant list—standard analysis
Advisor Group
AFLAC
AgFirst
AIG
Alliant Credit Union
Allianz Commercial
Allianz Life Insurance
Allianz Worldwide Partners
Allied Solutions
Allstate
Ally Financial
Alter Domus
American National Insurance
American Property and Casualty
Insurance Association
AmeriHealth Caritas
Ameritas Life
Amica Mutual Insurance
AmTrust
Aon
Arthur J Gallagher & Company
Ascot Group
Aspen Insurance
Associated Banc-Corp
Assurant
Auto Club Group
AXA Group
AXA Partners
AXA XL
AXIS Specialty U.S. Services
Barclays
BECU
Blue Cross Blue Shield of Arizona
Blue Cross Blue Shield of Florida
Blue Cross Blue Shield of North Carolina
Blue Shield of California
Bread Financial
Bremer Financial
Brighthouse Financial
Broadridge Financial Solutions
Brookfield Asset Management
Brotherhood Mutual Insurance
Cambridge Associates
Canadian Imperial Bank of Commerce
Canopius
Capital One Financial
CardWorks
IMT Insurance
Independence Blue Cross
Intact Insurance
IQ-EQ
Irvine
Jackson National Life
Kemper Services Group
KeyCorp
Liberty Mutual Insurance
Lincoln Financial
London Stock Exchange Group
M&T Bank
Manulife Financial
MAPFRE U.S.A.
Marsh
Marsh & McLennan
Massachusetts Mutual
Mastercard
Medical Mutual of Ohio
Mercury Insurance
MetLife
MoneyGram
Moody’s
Mortgage Guaranty Insurance
Mr. Cooper
Munich American Reassurance Company
Munich Re Group
Mutual of America Life
Mutual of Omaha
Nasdaq
Nationwide
Navy Federal Credit Union
NCCI Holdings
New York Life
NJM Insurance Group
Caterpillar Financial Services
CBOE Global Markets
CBRE Group
Celsius
Centene
CFA Institute
Chubb
Cigna
Cinch
Citizens Property Insurance
City National Bank
CME Group
CNA Financial Corporation
CNO Financial
Cobank
Comerica
Commerce Bancshares
Compeer Financial
Computershare
Copper.co
Corebridge Financial
Country Financial
Coverys
CPP Investment Board
Credit Suisse
CSAA Insurance Group
CTBC Bank
Cullen Frost Bankers
Delta Community Credit Union
Delta Dental of California
Deutsche Bank
Discover Financial Services
East West Bank
Edelman Financial Engines
Edward Jones
Element Fleet Management
Elevance Health
Emblem Health
Employers Mutual Casualty Company
Empower
Equifax
Equitable
Erie Insurance
Experian Americas
Farm Credit Foundations
Farmers Group
Federal Farm Credit Banks Funding
Northern Trust
Northwestern Mutual
Nuclear Electric Insurance Limited (NEIL)
Ohio National
OneAmerica Financial Partners
Pacific Life
Pacific Life Re
Pacific Premier Bancorp
Pan-American Life

2025 proxy statement	A-1

Appendix A
PartnerRe
Plymouth Rock Assurance
PMA Companies
Popular
PRA Group
Premera Blue Cross
Primerica Life
Principal Financial Group
Progressive
Progressive Leasing
Prologis
Protective Life
Prudential Financial
PSP Investments
QBE Insurance Group
R&Q Insurance Services
Radian Group
Realogy
Regions Financial
Reinsurance Group of America (RGA)
Reliance Standard Life
Resolution Life
Rialto Capital Management
Ryan LLC
S&P Global
SchoolsFirst FCU
Federal Reserve Bank of Atlanta
Federal Reserve Bank of Boston
Federal Reserve Bank of Chicago
Federal Reserve Bank of Cleveland
Federal Reserve Bank of Minneapolis
Federal Reserve Bank of Richmond
Federal Reserve Bank of San Francisco
Federal Reserve Bank of St. Louis
Federal Reserve Board
Fidelity & Guaranty Life
Fifth Third Bancorp
FINRA
First American
First Banks
First Citizens Bank
First Financial Bancorp
First National of Nebraska
Fiserv
FNZ
Ford Financial
Foresters Financial
Fortitude Re
Freddie Mac
Genworth Financial
Global Payments
GLP Capital Partners
GM Financial
GNY Insurance
Grange Insurance
Great American Insurance
GreenStone
GTE Financial
Guardian Life
Guy Carpenter
Hartford Financial Services Group
Health Care Services
HF Management Services
Highmark
Hiscox
Horace Mann Educators
Horizon Blue Cross Blue Shield of New Jersey
Hub International
Humana
Huntington Bancshares
IA Financial Group
ICW Group
IMA Financial Group
SCOR SE
Securian Financial Group
Society Insurance
Southern Farm Bureau Life
State Teachers Retirement System of Ohio
Sun Life Financial
Symetra Financial
Synovus Financial Corporation
T. Rowe Price Group
Teacher Retirement System of Texas
Texas Mutual Insurance
Thrivent Financial for Lutherans
Tolio Marine
Transamerica
Transatlantic Holdings
Travelers
Two Harbors Investment Corp
UBS
UBS Global Asset Management
UMB Financial
Unum
USAA
Valley National Bank
Verisk Analytics
Visa
Voya Financial Services
Webster Bank
Wellabe
Western Alliance Bancorporation
Western Union
William Blair & Company
Wintrust Financial Corporation
World Bank
Zurich North America

Towers Watson
2023 Diversified insurance compensation survey participants
AFLAC
AIG
Allianz Life Insurance
Allstate
Brighthouse Financial
Cigna
CNO Financial
Corebridge Financial
Equitable
Genworth Financial
Guardian Life
Hartford Financial Services Group
John Hancock
Lincoln Financial
Massachusetts Mutual
MetLife
Nationwide
New York Life
Northwestern Mutual
OneAmerica Financial Partners
Pacific Life
Principal Financial Group
Protective Life
Prudential Financial
Securian Financial Group
Sun Life Financial
Symetra Financial
Thrivent Financial for Lutherans
Transamerica
Unum
USAA
Voya Financial Services

A-2	2025 proxy statement

Appendix A
McLagan
2023 U.S. Asset management—traditional investments & leadership survey participants abrdn plc
Acadian Asset Management
Aegon
AGF Management
AllianceBernstein
Allianz Global Investors
AlphaSimplex Group LLC
American Century Investments
Ameriprise Financial
AMG Funds
Amundi Pioneer
Apollo Global Management
Ares Management
Ariel Investments
Aristotle
Arrowstreet Capital
Artisan Partners Limited Partnership
Ashmore
AssetMark
AXA Investment Managers
Baillie Gifford
Bank of America
Bank of New York Mellon
Barings
BlackRock
Blackstone Group
BNP Paribas Asset Management Holding
BOK Financial Corporation
Brandes Investment Partners
Brandywine Global Investment Management
Bridgeway Capital Management
Brown Advisory
Brown Brothers Harriman
Calamos Investments
Capital Group
Capital One
Carlyle Group
Causeway Capital Management
CBRE Global Investors
Chandler Asset Management
Charles Schwab & Co.
Clark Capital Management Group
ClearBridge Investments
CNL Financial Group
Cohen & Steers
Coho Partners Ltd.
Conning and Company
Crossmark Global Investments, Inc.
Diamond Hill Capital Management
Dimensional Fund Advisors
DoubleLine Group
Driehaus Capital Management LLC
Duff  & Phelps Investment Management LLC
Sands Capital Management
Santander Bank, N.A.
Schroder Investment Management
Security Benefit Corporation
SEI
Seix Investment Advisors LLC
Southeastern Asset Management
State Street Corporation
Stone Harbor Investment Partners LP
DuPont Capital Management
DWS
Eagle Capital Management, LLC
Eastspring Investments Limited
Edelman Financial Engines
Edward Jones
Empower Retirement
Federated Hermes, Inc.
Fidelity Investments
Fiera Capital Corporation
Fifth Third Bank
First Citizens Bank—NC
First Eagle Investment Management
First Sender Investors
Fort Washington Investment Advisors
Franklin Templeton Investments
Fred Alger Management
FS Investments
Fuller & Thaler Asset Management Inc.
Fund Evaluation Group
GAM
Geode Capital Management
Glenmede Trust Company
GMO
Goldman Sachs & Co.
GuideStone Financial Resources
GW&K Investment Management, LLC
HarbourVest
Harding Loevner
Hardman Johnston Global Advisors LLC
Harris Associates
Hartford
Heitman
HilltopSecurities
Horizon Investments
HSBC
Impax Group
Insight Investment
Invesco
Jackson National Life Insurance Company
Jacobs Levy Equity Management
Janus Henderson Investors
Jefferies
Jennison Associates
JP Morgan Chase
Kabouter Management
Kayne Anderson Rudnick Investment Mgmt
KKR & Co.
Lazard Asset Management
Legal & General Investment Management
Lincoln Financial Group
Loomis, Sayles & Company
Lord, Abbett & Co.
Sun Life Financial
Sustainable Growth Advisers, LP
Synovus Financial Corporation
T. Rowe Price Associates
TCW Group
TD Securities
Thornburg Investment Management

2025 proxy statement	A-3

Appendix A
Thrivent Financial
TIAA
LPL Financial Services
M&G Investments
M&T Bank Corporation
MacKay Shields
Macquarie Bank
Manulife
MetLife
MFS Investment Management
Mondrian Investment Partners
Morgan Stanley
Morningstar
National Life Group
National Rural Electric Cooperative Assc
Nationwide
Natixis Investment Managers
Neuberger Berman Group
New York Life Insurance Company
Nikko Asset Management
Ninety One
Nomura Securities
Northern Trust Corporation
Norwest Venture Partners
Nuveen Investments
Oaktree Capital Management
OneAmerica
Orbis Investment Management
ORIX
Pacific Investment Management Company
Pacific Life Insurance Company
PanAgora Asset Management
Parametric Portfolio Associates
Performance Trust Investment Advisors, L
Perpetual Limited
PGIM
Pictet
PineBridge Investments
PNC Bank
PPM America
Principal Financial Group
ProFund Advisors LLC
Prudential Financial
Putnam Investments
Pzena Investment Management
Raymond James & Associates
Regions Financial Corporation
Resolute Investment Managers, Inc.
Robeco Group
Rockefeller Capital Management L.P.
Rothschild & Co.
Royal Bank of Canada
Ruffer
Russell Investments
RXR Realty
Transamerica
Truist
U.S. Bancorp
UBS
University of Richmond
Van Eck Associates
Vanguard Group, Inc.

A-4	2025 proxy statement

Appendix B
Non-GAAP financial measure reconciliations
Principal financial group, Inc.
	For the year ended Dec. 31
(in millions, except as indicated)	2024	2023	2022	2021	2020
Net income attributable to PFG
Net income attributable to PFG	$1,571.0	$623.2	$4,756.9	$1,580.2	$1,395.8
(Income) loss from exited business1	(65.8)	891.7	(3,303.7)	—	—
Non-GAAP net income attributable to PFG, excluding exited business	$1,505.2	$1,514.9	$1,453.2	$1,580.2	$1,395.8
Net realized capital (gains) losses, as adjusted1	135.3	87.9	165.6	60.7	(29.4)
Non-GAAP operating earnings	$1,640.5	$1,602.8	$1,618.8	$1,640.9	$1,366.4
Impact of actuarial assumption reviews	68.8	5.6	(54.5)	—	—
Non-GAAP operating earnings, excluding impact of actuarial assumption reviews	$1,709.3	$1,608.4	$1,564.3	$1,640.9	$1,366.4
Impact of other significant variances	90.0	83.7	99.3	—	—
Non-GAAP operating earnings, excluding significant variances	$1,799.3	$1,692.1	$1,663.6	$1,640.9	$1,366.4

1
This is a non-GAAP financial measure. See detail below.

Net realized capital gains (losses)
GAAP net realized capital gains (losses)	$(27.3)	$(72.2)	$(182.1)	$115.4	$302.6
Recognition of front-end fee revenues	—	—	—	—	11.4
Market value adjustments to fee revenues	0.1	1.3	0.7	(0.6)	(1.6)
Net realized capital gains (losses) related to equity method investments	(17.3)	8.8	(15.0)	(24.0)	(1.5)
Derivative and hedging-related revenue adjustments	46.0	23.3	(91.3)	(127.8)	(132.9)
Certain variable annuity fees	71.3	73.3	75.9	80.5	—
Sponsored investment fund adjustments	29.9	23.4	22.2	21.3	17.3
Capital gains distributed—operating expenses	(110.5)	(26.3)	102.9	(69.4)	(41.7)
Amortization of actuarial balances	(1.8)	(0.2)	(0.1)	9.7	(26.8)
Derivative and hedging-related expense adjustments	(3.5)	1.8	—	—	—
Market value adjustments of embedded derivatives	(24.7)	1.7	(40.9)	(13.9)	(55.0)
Market value adjustments of market risk benefits	(43.9)	(71.3)	(157.2)	(36.9)	—
Capital gains distributed—cost of interest credited	(60.6)	(52.2)	33.5	(37.3)	(8.2)
Net realized capital gains (losses) tax adjustments	16.1	22.0	56.6	35.7	(28.2)
Net realized capital gains (losses) attributable to noncontrolling interest, after-tax	(9.1)	(21.3)	29.2	(13.4)	(6.0)
Total net realized capital gains (losses) after-tax adjustments	(108.0)	(15.7)	16.5	(176.1)	(273.2)
Net realized capital gains (losses), as adjusted	$(135.3)	$(87.9)	$(165.6)	$(60.7)	$29.4

Diluted earnings per common share
Net income	$6.68	$2.55	$18.63	$5.79	$5.05
(Income) loss from exited business	(0.28)	3.64	(12.94)	—	—
Net realized capital (gains) losses, as adjusted	0.57	0.36	0.65	0.22	(0.11)
Non-GAAP operating earnings	$6.97	$6.55	$6.34	$6.01	$4.94
Impact of actuarial assumption reviews	0.30	0.02	(0.21)
Impact of other significant variances	0.38	0.35	0.39	—	—
Non-GAAP operating earnings, excluding significant variances	$7.65	$6.92	$6.52	$6.01	$4.94

Stockholders’ equity
Stockholders’ equity	$11,131.3	$10,961.7	$10,017.8	$12,140.5	$16,617.3
Noncontrolling interest	(44.9)	(45.7)	(41.1)	(56.4)	(58.4)
Stockholders’ equity attributable to Principal Financial Group, Inc.	11,086.4	10,916.0	9,976.7	12,084.1	16,558.9
Accumulated other comprehensive Income (AOCI), other than foreign currency translation adjustment (FCTA)	3,438.9	3,847.3	5,307.4	535.4	(3,696.0)
Cumulative change in fair value of funds withheld embedded derivative	(2,381.3)	(2,027.9)	(2,885.6)	—	—
Stockholders’ equity, excluding cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA	$12,144.0	$12,735.4	$12,398.5	$12,619.5	$12,862.9
2025 proxy statement	B-1

Appendix B
	For the year ended Dec. 31
(in millions, except as indicated)	2024	2023	2022	2021	2020

Net income ROE available to common stockholders (including AOCI)
Net income ROE available to common stockholders (including AOCI)	14.3%	6.0%	43.1%	11.0%	9.0%
Cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA	(1.7)%	(1.0)%	(5.1)%	1.4%	2.1%
Net income ROE available to common stockholders (x-cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA)	12.6%	5.0%	38.0%	12.4%	11.1%
Net realized capital (gains) losses	1.1%	0.7%	1.3%	0.5%	(0.2)%
(Income) loss from exited business	(0.5)%	7.1%	(26.4)%	0.0%	0.0%
Non-GAAP operating earnings ROE (x-cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA)	13.2%	12.8%	12.9%	12.9%	10.9%
Impact of actuarial assumption reviews	0.5%	0.0%	(0.4)%	—	—
Non-GAAP operating earnings ROE (x-cumulative change in fair value of funds withheld embedded derivative and AOCI other than FCTA), excluding impact from actuarial assumption reviews	13.7%	12.8%	12.5%	12.9%	10.9%
Book value per common share including AOCI
Book value per common share including AOCI	$49.01	$46.18	$40.97	$46.18	$60.59
Cumulative change in fair value of funds withheld embedded derivative and AOCI, other than FCTA	4.68	7.69	9.95	2.04	(13.52)
Book value excluding cumulative change in fair value of funds withheld embedded derivative and AOCI, other than FCTA	53.69	53.87	50.92	48.22	47.07
Foreign currency translation	7.89	6.34	6.45	5.92	4.80
Book value per common share excluding cumulative change in fair value of funds withheld embedded derivative and AOCI	$61.58	$60.21	$57.37	$54.14	$51.87

Total revenues
Total revenues	$16,127.7	$13,665.8	$17,536.1	$14,427.8	$14,741.7
Net realized capital (gains) losses, net of related revenue adjustments	(102.7)	(57.9)	189.6	(64.8)	(195.3)
Revenues from exited business	(513.3)	927.5	(4,414.8)	—	—
Adjustments related to equity method investments	74.8	78.9	54.5	47.2	33.5
Market risk benefit derivative settlements	45.8	45.9	35.0	32.5	—
Operating revenues	$15,632.3	$14,660.2	$13,400.4	$14,442.7	$14,579.9

Gross profit
Income before income taxes	$1,889.6	$738.8	$5,987.0	$1,910.9	$1,693.5
Operating expenses1	5,172.3	4,949.7	4,802.9	5,000.6	4,604.3
Non-GAAP pre-tax operating earnings (losses) attributable to noncontrolling interest1	18.3	26.2	70.1	33.5	26.5
Pre-tax net realized capital (gains) losses	142.3	88.6	251.4	83.0	(63.6)
Pre-tax (income) loss from exited business	(83.4)	1,129.8	(4,260.1)	—	—
Certain adjustments related to equity method investments and noncontrolling interest	56.5	52.7	(15.6)	13.7	7.0
Non-GAAP gross profit	$7,195.6	$6,985.8	$6,835.7	$7,041.7	$6,267.7

Income before income taxes
Income before income taxes	$1,889.6	$738.8	$5,987.0	$1,910.9	$1,693.5
Net realized capital (gains) losses	27.3	72.2	182.1	(115.4)	(302.6)
Net realized capital (gains) losses pre-tax adjustments	115.0	16.4	69.3	198.4	239.0
Non-GAAP pre-tax operating (earnings) losses attributable to noncontrolling interest1	(18.3)	(26.2)	(70.1)	(33.5)	(26.5)
Income taxes related to equity method investments	74.8	78.9	54.5	47.2	33.5
Pre-tax (income) loss from exited business	(83.4)	1,129.8	(4,260.1)	—	—
Non-GAAP pre-tax operating earnings	$2,005.0	$2,009.9	$1,962.7	$2,007.6	$1,636.9

1
This is a non-GAAP financial measure. See detail below.

B-2	2025 proxy statement

Appendix B
	For the year ended Dec. 31
(in millions, except as indicated)	2024	2023	2022	2021	2020
Income from continuing operations before income taxes
Income from continuing operations before income taxes	$1,889.6	$738.8	$5,987.0	$1,910.9	$1,693.5
Net realized capital (gains) losses	27.3	72.2	182.1	(115.4)	(302.6)
Net realized capital (gains) losses on funds withheld assets	(87.7)	(165.0)	(749.4)	—	—
Change in fair value of funds withheld embedded derivative	(447.4)	1,085.7	(3,652.8)	—	—
Non-GAAP pre-tax operating income	$1,381.8	$1,731.7	$1,766.9	$1,795.5	$1,390.9

Operating expenses
Total operating expenses	$5,363.9	$5,072.1	$4,962.2	$5,070.0	$4,646.5
Net realized capital (gains) losses operating expense adjustments	(110.5)	(26.3)	102.9	(69.4)	(42.2)
Expenses from exited business	(81.1)	(96.1)	(262.2)	—	—
Non-GAAP operating expenses	$5,172.3	$4,949.7	$4,802.9	$5,000.6	$4,604.3

Net income attributable to noncontrolling interest
Net income attributable to noncontrolling interest	$26.9	$46.9	$40.6	$46.8	$32.7
Income taxes attributable to noncontrolling interest	0.5	0.6	0.3	0.1	(0.2)
Net realized capital gains (losses) attributable to noncontrolling interest, after-tax	(9.1)	(21.3)	29.2	(13.4)	(6.0)
Non-GAAP pre-tax operating earnings losses attributable to noncontrolling interest	$18.3	$26.2	$70.1	$33.5	$26.5

Income (loss) from exited business
Strategic review costs and impacts	$—	$—	$40.4	$—	$—
Amortization of reinsurance losses	(589.6)	(68.7)	(56.7)	—	—
Other impacts of reinsured business	137.9	(140.4)	(125.8)	—	—
Net realized capital gains (losses) on funds withheld assets	87.7	165.0	749.4	—	—
Change in fair value of funds withheld embedded derivative	447.4	(1,085.7)	3,652.8	—	—
Pre-tax income (loss) from exited business	83.4	(1,129.8)	4,260.1	—	—
Tax impacts of exited business	(17.6)	238.1	(956.4)	—	—
Income (loss) from exited business	$65.8	$(891.7)	$3,303.7	$—	$—

2025 proxy statement	B-3

Appendix B
	For the year ended Dec. 31
(in millions, except as indicated)	2024	2023	20221	20211	2020
Net income attributable to PFG
Net income attributable to PFG	$1,571.0	$623.2	$4,811.6	$1,710.6	$1,395.8
(Income) loss from exited business2	(65.8)	891.7	(3,304.0)	—	—
Net realized capital (gains) losses, as adjusted2	135.3	87.9	193.3	137.0	(29.4)
Non-GAAP operating earnings	$1,640.5	$1,602.8	$1,700.9	$1,847.6	$1,366.4
Net realized capital gains (losses)
GAAP net realized capital gains (losses)	$(27.3)	$(72.2)	$(258.4)	$2.5	$302.6
Recognition of front-end fee revenues	—	—	(4.7)	(2.9)	11.4
Market value adjustments to fee revenues	0.1	1.3	0.7	(0.6)	(1.6)
Net realized capital gains (losses) related to equity method investments	(17.3)	8.8	(15.0)	(24.0)	(1.5)
Derivative and hedging-related revenue adjustments	46.0	23.3	(126.3)	(160.3)	(132.9)
Certain variable annuity fees	71.3	73.3	—	—	—
Sponsored investment fund adjustments	29.9	23.4	22.2	21.3	17.3
Capital gains distributed—operating expenses	(110.5)	(26.3)	102.9	(69.4)	(41.7)
Amortization of actuarial balances	(1.8)	(0.2)	2.5	11.1	(26.8)
Derivative and hedging-related expense adjustments	(3.5)	1.8	—	—	—
Market value adjustments of embedded derivatives	(24.7)	1.7	(44.1)	79.8	(55.0)
Market value adjustments of market risk benefits	(43.9)	(71.3)	—	—	—
Capital gains distributed—cost of interest credited	(60.6)	(52.2)	33.5	(37.3)	(8.2)
Net realized capital gains (losses) tax adjustments	16.1	22.0	64.2	56.2	(28.2)
Net realized capital gains (losses) attributable to noncontrolling interest, after-tax	(9.1)	(21.3)	29.2	(13.4)	(6.0)
Total net realized capital gains (losses) after-tax adjustments	(108.0)	(15.7)	65.1	(139.5)	(273.2)
Net realized capital gains (losses), as adjusted	$(135.3)	$(87.9)	$(193.3)	$(137.0)	$29.4

Income (loss) from exited business
Strategic review costs and impacts	$—	$—	$(91.0)	$—	$—
Amortization of reinsurance losses	(589.6)	(68.7)	(82.5)	—	—
Other impacts of reinsured business	137.9	(140.4)	31.8	—	—
Net realized capital gains (losses) on funds withheld assets	87.7	165.0	749.4	—	—
Change in fair value of funds withheld embedded derivative	447.4	(1,085.7)	3,652.8	—	—
Pre-tax income (loss) from exited business	83.4	(1,129.8)	4,260.5	—	—
Tax impacts of exited business	(17.6)	238.1	(956.5)	—	—
Income (loss) from exited business	$65.8	$(891.7)	$3,304.0	$—	$—

1
In 2023, Principal adopted new accounting guidance that required us to recast 2021 and 2022 financial results. Amounts shown were used to determine executive compensation based on accounting policies during the period.

2
This is a non-GAAP financial measure. See detail below.

B-4	2025 proxy statement

EE9039-23

Principal Vote!

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## Your vote matters – here's how to vote!

**Online**
Go to **www.investorvote.com/PFG** or scan the QR code — login details are located in the shaded bar below.

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## 2025 Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Directors:

| | For | Against | Abstain |
|---|---|---|---|
| 2. Advisory approval of the compensation of our named executive officers | ☐ | ☐ | ☐ |

C 1234567890 JNT

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MMMMMMMMMMMMMMMMMMMMMMMMMM C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extYour vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada 2025 Annual Meeting Proxy Card1234 5678 9012 345IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.AThe Board of Directors recommends a vote FOR all the nominees listed in Proposal 1. 1.Election of Directors: ForAgainst AbstainForAgainst Abstain01 - Blair C. Pickerell03 - H. Elizabeth Mitchell02 - Clare S. Richer04 - Deanna D. Strable-Soethout The Board of Directors recommends a vote FOR Proposal 2.2. Advisory approval of the compensation of our named executive officersThe Board of Directors recommends a vote FOR Proposal 3.3.Ratification of the appointment of Ernst & Young LLP as the company’s independent auditors for 2025 ForAgainst AbstainForAgainst Abstain BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N TMMMMMMM 1 U P X 6 4 1 5 6 104495C MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

Principal Financial Group, Inc.’s Annual Shareholders Meeting will be held virtually on May 20, 2025 via live webcast at meetnow.global/M5JRRTH at 9:00 a.m. Central Daylight Time.To access the virtual meeting, you must have the 15-digit control number that is printed in the circle in the shaded bar located on the reverse side of this form.There is no physical location for the annual meeting. As we have done in the past, Principal Financial Group, Inc. is taking advantage of the Securities and Exchange Commission’s rule that allows companies to provide proxy materials for the annual meeting via the internet to registered shareholders.Instructions to participate in the virtual annual meeting are available in our proxy statement and at www.principal.com/annualmeeting.IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Principal Financial Group, Inc.This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the Annual Shareholders Meeting to be held virtually via live webcast at 9:00 a.m. Central Daylight Time on May 20, 2025.The shareholder signature(s) on this form hereby appoints Joel M. Pitz and Natalie Lamarque, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder at the 2025 Annual Shareholders Meeting and at any adjournment thereof, upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side.If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the annual meeting.If you participate in (i) The Principal Select Savings Plan for Employees or The Principal Select Savings Plan for Individual Field (the “401(k) Plans”), or (ii) The Principal Financial Group, Inc. Stock Separate Account (the “Stock Separate Account”), then this proxy will also constitute voting instructions authorizing, in the case of the 401(k) Plans, Bankers Trust Company, NA of Des Moines, Iowa, as Trustee, or in the case of the Stock Separate Account, Northern Trust Investments, Inc., as Portfolio Manager and agent for Principal Life Insurance Company, respectively, as holder of plan assets invested in Principal Financial Group, Inc. common stock, to vote virtually or by proxy all shares credited to your account as of March 26, 2025, the record date, at the 2025 Annual Shareholders Meeting to be held on May 20, 2025 or at any adjournment or postponement thereof.Your Principal Financial Group, Inc. shares, or those that are allocated to your 401(k) Plan or to the Stock Separate Account, will be voted in accordance with the directions on the reverse side. If you sign this proxy but no directions are given for your shares, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting. If you do not complete and submit this proxy, then in the case of your 401(k) Plan, the Trustee will vote your shares as the Trustee determines in its discretion, and in the case of the Stock Separate Account, Northern Trust will vote your interests in the same proportion as the shares held in the Separate Account as to which Northern Trust has received voting instructions. Instructions must be received by 1:00 a.m. Central Daylight Time on May 16, 2025 to be included in the tabulation.C Non-Voting ItemsChange of Address — Please print new address below.